Amended and Restated Revolving Credit Agreement
(Bridge Loan Facility)

among

AIMCO Properties, L.P.,
a Delaware limited partnership,


Bank of America National Trust and Savings Association, as the Agent,

and

Bank of America National Trust and Savings Association as the initial Lender


May 5, 1997

                                  TABLE OF CONTENTS

                                                                            Page
ARTICLE I  DEFINITIONS.........................................................1
    1.01 Defined Terms.........................................................1
    1.02 Other Definitional Provisions.........................................8
    1.03 Accounting Principles................................................10
ARTICLE II  THE FACILITY......................................................10
    2.01 Amounts and Terms of Bridge Commitments..............................10
    2.02 Note.................................................................11
    2.03 Procedure for Borrowing..............................................11
    2.04 Conversion and Continuation Elections................................13
    2.05 Optional Prepayments.................................................15
    2.06 Mandatory Prepayments of Loans.......................................15
    2.07 Application of Proceeds..............................................15
    2.08 Repayment............................................................15
    2.09 Interest.............................................................15
    2.10 Fees.................................................................16
    2.11 Computation of Fees and Interest.....................................16
    2.12 Payments by the Company..............................................17
    2.13 Security.............................................................17
    2.14 Loan and Funded Project Conditions...................................18
    2.15 Payments by the Banks to the Agent...................................20
    2.16 Sharing of Payments, Etc.............................................21
ARTICLE III  TAXES, YIELD PROTECTION AND ILLEGALITY...........................21
    3.01 Taxes................................................................21
    3.02 Illegality...........................................................24
    3.03 Increased Costs and Reduction of Return..............................25
    3.04 Funding Losses.......................................................25
    3.05 Inability to Determine Rates.........................................26
    3.06 Certificates of Lender...............................................26
    3.07 Survival.............................................................26
ARTICLE IV  CONDITIONS PRECEDENT..............................................26
    4.01 Conditions of First Loan.............................................26
    4.02 Conditions to Each Loan..............................................27
ARTICLE V  REPRESENTATIONS AND WARRANTIES.....................................28
    5.01 Representations under the Revolving Credit Agreement.................28
    5.02 Title to the Funded Projects.........................................28
    5.03 Governmental Authorization...........................................28
    5.07 Certain Representations Concerning Funded Projects...................29
    5.05 Equity Interests Pledge Agreements...................................29
    5.06 Use of Proceeds; Margin Regulations..................................29
    5.07 Not a "Foreign Person................................................29
    5.08 Full Disclosure......................................................29
ARTICLE VI  AFFIRMATIVE COVENANTS.............................................30
    6.01 Financial Information................................................30
    6.02 Certificates; Other Information......................................30
    6.03 Notices..............................................................30
    6.04 Insurance............................................................31
    6.05 Environmental Laws...................................................31


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    6.06 Use of Proceeds......................................................31
    6.07 Inspection of Property and Books and Records.........................31
    6.08 Additional Guaranties................................................32
    6.09 Covenants Relating to Funded Projects................................32
    6.10 Payment of Obligations...............................................32
    6.11 Further Assurances...................................................33
    6.12 Covenant to Indemnify Regarding Construction and Other Risks.........33
    6.13 Indemnity Regarding Hazardous Substances.............................34
ARTICLE VII  NEGATIVE COVENANTS...............................................36
    7.01 Liens................................................................36
    7.02 Disposition of Funded Projects.......................................36
    7.03 Use of Proceeds......................................................36
ARTICLE VIII  EVENTS OF DEFAULT...............................................36
    8.01 Event of Default.....................................................36
    8.02 Remedies.............................................................38
    8.03 Rights Not Exclusive.................................................38
ARTICLE IX  THE AGENT.........................................................38
    9.01 Appointment and Authorization........................................38
    9.02 Delegation of Duties.................................................39
    9.03 Liability of Agent...................................................39
    9.04 Reliance by Agent....................................................39
    9.05 Notice of Default....................................................40
    9.06 Credit Decision......................................................40
    9.07 Indemnification......................................................41
    9.08 Agent in Individual Capacity.........................................41
    9.09 Successor Agents.....................................................42
    9.10 Collateral Matters...................................................42
ARTICLE X  MISCELLANEOUS......................................................42
    10.01 Amendments and Waivers..............................................42
    10.02 Notices.............................................................43
    10.03 No Waiver; Cumulative Remedies......................................44
    10.04 Costs and Expenses..................................................44
    10.05 Indemnity...........................................................45
    10.06 Marshalling; Payments Set Aside.....................................45
    10.07 Successors and Assigns..............................................45
    10.08 Assignments, Participations, etc....................................45
    10.09 Setoff..............................................................47
    10.10 Notification of Addresses, Lending Offices, Etc.....................48
    10.11 Counterparts........................................................48
    10.12 Severability........................................................48
    10.13 No Third Parties Benefited..........................................48
    10.14 Time................................................................48
    10.15 Governing Law.......................................................48
    10.16 Waiver of Jury Trial................................................48
    10.17 Arbitration.........................................................49
    10.18 Notice of Claims; Claims Bar........................................49
    10.19 Entire Agreement....................................................50
    10.20 Interpretation......................................................50
    10.21 Exculpation of Banks................................................50
    10.22 Relationship........................................................50



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                        AMENDED AND RESTATED CREDIT AGREEMENT

                                    (Bridge Loan)

             This AMENDED AND RESTATED CREDIT AGREEMENT (BRIDGE LOAN) (this "Agreement") is entered into as of May 5, 1997, among AIMCO PROPERTIES, L.P., a Delaware limited partnership (the "Company"), the lenders from time to time party to this Agreement (the "Lenders"), BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as one of the Lenders ("BofA"), and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as Agent (the "Agent").

             A. Pursuant to that certain Credit Agreement, dated as of August 12, 1996, by and between BofA, as a lender and the agent, and the Company, as amended (as so amended, the "Previous Credit Agreement"), BofA made available to the Company a bridge loan facility in the amount of up to Twenty-Five Million Dollars ($25,000,000).

             B. BofA, the Lenders and the Company desire to replace the Previous Credit Agreement with this Agreement thereby making available to the Company a bridge loan facility upon the terms and conditions set forth in this Agreement. Upon the Closing Date (as defined below), the lending commitments of any Lender to the Company under the Previous Credit Agreement shall be cancelled.

             C. As of the date hereof, the outstanding principal balance under the Previous Credit Agreement is $4,119,739.

             D. Concurrently herewith, the Lenders, the Company, and the Agent are entering into that certain Amended and Restated Credit Agreement (Secured Revolver-to-Term Facility), which makes available to the Company a revolver-to-term credit facility in an amount not to exceed One Hundred Million Dollars ($100,000,000) (the "Revolving Credit Agreement).

             NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties hereby agree as follows:

                                      ARTICLE I

                                     DEFINITIONS

             1.01 DEFINED TERMS. Capitalized terms used but not defined herein have the meanings set forth in the Revolving Credit Agreement. In addition to the terms defined elsewhere in this Agreement, the following terms have the following meanings:

             "AFFILIATE" means, as to any Person, any other Person which, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. A Person shall be deemed to control another Person if the controlling Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of the other Person, whether through the ownership of voting securities, by contract or otherwise. Without limitation, any director, executive officer or beneficial owner of five percent (5%) or more of the equity of a Person shall, for the purposes of this Agreement, be deemed to control the other Person. In no event shall any Lender be deemed an "Affiliate" of the Company.

             "AGENT" means Bank of America National Trust and Savings Association, in its capacity as Agent, and any successor Agent appointed hereunder.

             "AGENT-RELATED PERSONS" has the meaning specified in Section 9.03.

             "AGGREGATE BRIDGE COMMITMENT" means the combined Bridge
Commitments of the Lenders, in the amount of up to $25,000,000 which amount upon the date hereof is $15,000,000 but may be increased in accordance with Section 2.01(c) below to up to $25,000,000.

             "AGREEMENT" means this Revolving Credit Agreement (Bridge Loan), as amended, supplemented or modified from time to time.

             "APPLICABLE MARGIN" means

                    (a)    with respect to Base Rate Loans, [0.0%]; and

                    (b) with respect to LIBOR Loans, the Applicable LIBOR Margin then in effect under the Revolving Credit Agreement plus 0.25%.

             "ASSIGNEE" has the meaning specified in Section 10.08(a).

             "ASSIGNMENT AND ACCEPTANCE" has the meaning specified in Section 10.08(a).

             "ATTORNEY COSTS" means and includes all reasonable fees and disbursements of any law firm or other external counsel, the allocated cost of internal legal services and all disbursements of internal counsel.

             "LENDER" means each of the lenders party to this Agreement, and includes BofA in its individual capacity.

             "LENDER AFFILIATE" means a Person that is engaged primarily in the business of commercial lending and is a Subsidiary of a Lender or of a Person of which a Lender is a Subsidiary.

             "BANKRUPTCY CODE" means the Federal Bankruptcy Reform Act of 1978 (12 U.S.C. Section 101, ET. SEQ.), as amended from time to time.

             "BASE RATE" means the higher of:

                    (a) the annual rate of interest publicly announced from time to time by the Reference Lender as its "reference" rate. The "reference" rate is a rate set based upon various factors including the Reference Lender's costs and desired return, general economic conditions, and other factors, and is used as reference points for pricing some loans. Any change in the Base Rate shall take effect on the day specified in the public announcement of such change; or

                    (b) one-half of one percent (0.5%) per annum above the latest Federal Funds Rate.

             "BASE RATE LOAN" means a Loan that bears interest based on the Base Rate.

             "BOFA" means Bank of America National Trust and Savings Association, other than in its capacity as the Agent hereunder.

             "BORROWING NOTICE" means a notice given by the Company to the Agent pursuant to Section 2.03, in substantially the form of EXHIBIT A.

             "BRIDGE AVAILABILITY" shall mean at any time the Bridge Commitment, minus the outstanding balance of all Loans at such time.

             "BRIDGE COMMITMENT" means the amount set forth opposite each Lender's name in SCHEDULE 2.01 (such amount as the same may be reduced or increased as a result of one or more assignments pursuant to Section 10.08).

             "BRIDGE COMMITMENT PERCENTAGE" means, as to any Lender, the percentage equivalent of such Lender's Bridge Commitment divided by the Aggregate Bridge Commitment.

             "BRIDGE FACILITY" has the meaning specified in Section 2.01(a).

             "BRIDGE FACILITY MATURITY DATE" means the earlier of (i) the Conversion Date, (ii) the date on which the Aggregate Commitment under (and as such term is defined in) the Revolving Credit Agreement is reduced to zero, and
(iii) August 12, 1998; subject, however, to earlier acceleration pursuant to the provisions of the Loan Documents.

             "BUSINESS DAY" means any day other than a Saturday, Sunday or other day on which commercial lenders are authorized or required by law to close in New York City or the city in which the Agent's office charged with administration of the Loans is located; except in cases in which it relates to any LIBOR Loan, in which cases "Business Day" means such a day on which dealings are carried on in the London dollar interbank market.

             "CAPITAL ADEQUACY REGULATION" means any guideline, request or directive of any central lender or other Governmental Authority having jurisdiction, or any other law, rule or regulation, whether or not having the force of law, regarding capital adequacy of any Lender or of any corporation controlling a Lender.

             "CLOSING DATE" means the date on which all conditions precedent set forth in Section 4.01 are satisfied or waived by all Lenders; said date shall occur no later than the Closing Date under the Revolving Credit Agreement.

             "COLLATERAL" means all property interests, now owned or hereafter acquired, of the Company or any Wholly-Owned Subsidiary in or upon which a Lien now or hereafter exists in favor of the Agent on behalf of the Lenders hereunder or under the Equity Interests Pledge Documents.

             "DEFAULT" means any event or circumstance which, with the giving of notice, the lapse of time, or both, would (if not cured or otherwise remedied) constitute an Event of Default.

             "DISPOSITION" means the sale, lease, conveyance, transfer, encumbrance, mortgage, hypothecation or other disposition of (whether in one or a series of transactions) any Funded Project or portion thereof or interest therein.

             "DOLLARS", "DOLLARS" and "$" each mean lawful money of the United States.

             "DOMESTIC LENDING OFFICE" means, with respect to each Lender, the office of that Lender designated as such on the signature pages hereto or such other office of a Lender as it may from time to time specify in writing to the Company and the Agent.

             "ELIGIBLE ASSIGNEE" means (a) a commercial bank organized under the laws of the United States, or any state thereof, and having a combined capital and surplus of at least $100,000,000, (b) a commercial bank organized under the laws of any other country which is a member of the Organization for Economic Cooperation and Development (the "OECD"), or a political subdivision of any such country, and having a combined capital and surplus of at least $100,000,000, provided that such commercial bank is acting through a branch or agency located in the country in which it is organized or another country which is also a member of the OECD, and (c) any Lender Affiliate.

             "EQUITY INTERESTS PLEDGE AGREEMENTS" shall mean the pledge agreements delivered from time to time pursuant to Section 2.13.

             "EQUITY INTERESTS PLEDGE DOCUMENTS" means, collectively, (a) the Equity Interests Pledge Agreements delivered by the Company or any Wholly-Owned Subsidiary to the Agent for the benefit of the Lenders pursuant hereto, (b) all financing statements (or comparable documents) now or hereafter filed in accordance with the UCC (or comparable law) against the Company or any Wholly-Owned Subsidiary as debtor in favor of the Lenders or the Agent for the benefit of the Lenders as secured party pursuant to the Equity Interests Pledge Agreements, and (c) any amendments, supplements, modifications, renewals, replacements, consolidations, substitutions and extensions of any of the foregoing.

             "EVENT OF DEFAULT" means any of the events or circumstances specified in Section 8.01.

             "EVENT OF LOSS" means, with respect to any Funded Project, any of the following: (a) any loss, destruction or damage of such Funded Project, (b) any pending or threatened institution of any proceedings for the condemnation or seizure of such Funded Project or for the exercise of any right of eminent domain, or (c) any actual condemnation, seizure or taking, by exercise of the power of eminent domain or otherwise, of such Funded Project, or confiscation of such property or requisition of the use of such Funded Project.

             "FEDERAL FUNDS RATE" means, for any period, the rate set forth in the weekly statistical release designated as H.15(519), or any successor publication, published by the Federal Reserve Board (including any such successor, "H.15(519)") for such day opposite the caption "Federal Funds (Effective)". If on any relevant day such rate is not yet published in H.15(519), the rate for such day will be the rate set forth in the daily statistical release designated as the Composite 3:30 p.m. Quotations for U.S. Government Securities, or any successor publication, published by the Federal Reserve Bank of New York (including any such successor, the "Composite 3:30 p.m. Quotation") for such day under the caption "Federal Funds Effective Rate". If on any relevant day the appropriate rate for such previous day is not yet published in either H.15(519) or the Composite 3:30 p.m. Quotations, the rate for such day will be the arithmetic mean of the rates for the last transaction in overnight Federal funds arranged prior to 9:00 a.m. (New York time) on that day by each of three (3) leading brokers of Federal funds transactions in New York City selected by the Agent.

             "FUNDED PROJECT" means any one of the Initial Funded Projects or any other multi-family apartment project with respect to which the Company or a Wholly-Owned Subsidiary owns or will, prior to or simultaneously upon the release of any Loan funds hereunder on account thereof, acquire a fee simple estate, subject only to normal and customary title exceptions, and which has been approved by the Lenders in accordance with Section 2.14 below. A project shall cease being a "Funded Project" hereunder in accordance with Section 7.02 hereof.

             "INDEMNIFIED COST" has the meaning specified in Section 6.10.

             "INDEMNIFIED LIABILITIES" has the meaning specified in Section
10.05.

             "INDEMNIFIED PARTY" has the meaning specified in Section 6.10.

             "INDEMNIFIED PERSON" has the meaning specified in Section 10.05.

             "INDIVIDUAL BRIDGE LOAN LIMITATION" has the meaning set forth in
Section 2.14(b).

             "INDIVIDUAL BRIDGE LOAN MATURITY DATE" means, with respect to each Loan, the date which is the earlier of (i) sixty (60) days after the disbursement of such Loan, (ii) the Bridge Facility Maturity Date or (iii) in the case of the Initial Funded Projects, the date designated as such on SCHEDULE
1.01 attached hereto, subject, however, to earlier acceleration pursuant to the provisions of the Loan Documents.

             "INITIAL FUNDED PROJECTS" means the multi-family apartment projects so designated on SCHEDULE 1.01 attached hereto.

             "INTEREST PAYMENT DATE" means, with respect to any Base Rate Loan and any LIBOR Loan, the thirtieth day and the sixtieth day after each Loan has been funded, unless such Loan is sooner repaid in full.

             "INTEREST PERIOD" means, with respect to any LIBOR Loan, the period commencing on the Business Day on which the Loan is disbursed or on the Pricing Conversion Date on which the Loan is continued as or converted to the LIBO Rate and ending on the date one (1) or two (2) months thereafter, as selected by the Company in its Borrowing Notice or Notice of Conversion/Continuation; PROVIDED that:

                    (a) if any Interest Period would otherwise end on a day that is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the immediately preceding Business Day;

                    (b) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and

                    (c) no Interest Period for any Loan shall extend beyond the Individual Bridge Loan Maturity Date for that Loan.

             "KNOWLEDGE OF THE COMPANY" means the actual knowledge (after reasonable inquiry) of any of the officers of the Company or the REIT and each other Person with executive responsibility for any aspect of the Company's or the REIT's business.

             "LENDING OFFICE" means, with respect to any Lender, the office or offices of the Lender specified as its "Lending Office" opposite its name on the signature pages hereto, or such other office or offices of the Lender as it may from time to time specify in writing to the Company and the Agent.

             "LIBO RATE" means, for each Interest Period for any LIBOR Loan, an interest rate per annum (rounded upward to the nearest 1/100th of 1%) determined pursuant to the following formula:

             LIBO Rate =            LIBOR
                          -------------------------
                          1.00 - Reserve Percentage

             Where,

                    (i) "LIBOR" means the per annum rate of interest, rounded upward, if necessary, to the nearest 1/16th of one percent (0.0625%), at which the Reference Lender's London branch, London, England, would offer U.S. dollar deposits in amounts and for periods comparable to those of the applicable LIBOR Loan and Interest Period to major lenders in the London U.S. dollar inter-lender market at approximately 11:00 a.m., London time, on the first Business Day after the Borrowing Notice or Notice of Conversion/Continuation for such LIBOR Loan is delivered to the Agent; and

                    (ii) "RESERVE PERCENTAGE" means the total of the maximum reserve percentages from time to time for determining the reserves to be maintained by member lenders of the Federal Reserve System for Eurocurrency Liabilities, as defined in Federal Reserve Board Regulation D, whether or not applicable to any Lender. The Reserve Percentage shall be expressed in decimal form and rounded upward, if necessary, to the nearest 1/100th of one percent, and shall include marginal, emergency, supplemental, special and other reserve percentages.

             "LIBOR LOAN" means a Loan that bears interest based on the LIBO
Rate.

             "LOAN" has the meaning specified in Section 2.01(a).

             "LOAN DOCUMENTS" means this Agreement, the Equity Interests Pledge Documents and the REIT Guaranty Documents.

             "MATERIAL ADVERSE EFFECT" means a material adverse change in, or a material adverse effect upon, any of (a) the assets, operations, business, condition (financial or otherwise), or prospects of the Company, the REIT and their respective Subsidiaries, taken as a whole, (b) the ability of the Company, the REIT and their respective Subsidiaries to perform under any Loan Document and avoid any Event of Default, (c) the ability of the REIT and the Subsidiaries party thereto to perform under the REIT Guaranty Documents.

             "NOTE" means a promissory note of the Company payable to the order of a Lender in substantially the form of EXHIBIT B, evidencing the aggregate indebtedness of the Company to such Lender resulting from Loans made by such Lender.

             "NOTICE OF CONVERSION/CONTINUATION" means a notice given by the Company to the Agent pursuant to Section 2.04, in substantially the form of EXHIBIT C.

             "OBLIGATIONS" means all Loans, and other Indebtedness, advances, debts, liabilities, obligations, covenants and duties owed by the Company, the REIT or any of their respective Subsidiaries to the Agent, any Lender, or any other Person required to be indemnified under any Loan Document, of any kind or nature, present or future, whether or not evidenced by any note, guaranty or other instrument, arising under this Agreement or under any other Loan Document, whether or not for the payment of money, whether arising by reason of an extension of credit, loan, guaranty, indemnification or in any other manner, whether direct or indirect (including those acquired by assignment), absolute or contingent, due or to become due, now existing or hereafter arising and however acquired.

             "OTHER TAXES" has the meaning specified in Section 3.01(b).

             "OUTSTANDING AMOUNT" means the aggregate principal amount of all outstanding Loans.

             "PARTICIPANT" has the meaning specified in Section 10.08(d).

             "PAYMENT OFFICE" means the address for payments set forth on the signature page hereto in relation to the Agent or such other address as the Agent may from time to time specify in accordance with Section 10.02.

             "PRICING CONVERSION DATE" means any date on which the Company elects to (a) convert a Base Rate Loan to a LIBOR Loan or a LIBOR Loan to a Base Rate Loan or (b) continue an existing LIBOR Loan for an additional Interest Period.

             "REFERENCE LENDER" means BofA.

             "REIT" means Apartment Investment and Management Company, a Maryland corporation.

             "REIT GUARANTY DOCUMENTS" shall mean a guaranty of the Obligations, in the form of EXHIBIT D attached hereto, and such other documents relating to such guaranty as the Agent may require, duly executed by the REIT, AIMCO-GP, Inc., AIMCO-LP, Inc., AIMCO Holdings, L.P., AIMCO Holdings QRS, Inc., AIMCO Somerset, Inc., and AIMCO/OTC QRS, Inc., together with the guaranties delivered pursuant to Section 6.08.

             "REQUISITE LENDERS" means, as of any date of determination, (a) if there is one Lender hereunder, that Lender, and (b) if there are two (2) or more Lenders hereunder, then two (2) or more Lenders (for purposes of counting Lenders, BofA and all affiliates of BofA collectively count as one Lender, and in order to qualify as one of the two (2) necessary Lenders, a Lender must hold a minimum Bridge Commitment of $5,000,000), holding at least sixty-six and two-thirds percent (66-2/3%) of the outstanding balance of the Loans, or, if there are no Loans outstanding, having at least sixty-six and two thirds percent (66-2/3%) of the Aggregate Bridge Commitment.

             "TAXES" has the meaning specified in Section 3.01(a).

             "WHOLLY-OWNED SUBSIDIARY" means a Subsidiary of the Company or the REIT one hundred percent (100%) of the Stock or other equity or other beneficial interests (in the case of Persons other than corporations) is owned directly or indirectly by (i) the Company and/or (ii) the REIT, and which in each such case has been formed in accordance with Section 7.07 of the Revolving Credit Agreement; provided, however, that where such term is qualified with respect to a specific Person (e.g., "Wholly-Owned Subsidiary of the REIT") such term means a Subsidiary (i) one hundred percent (100%) of the Stock or other equity or other beneficial interests (in the case of Persons other than corporations) is owned directly or indirectly by such Person, and (ii) which is formed in compliance with Sections 7.07 of the Revolving Credit Agreement.

             1.02   OTHER DEFINITIONAL PROVISIONS.

                    (a) DEFINED TERMS. Unless otherwise specified herein or therein, all terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto. The meaning of defined terms shall be equally applicable to the singular and plural forms of the defined terms. Terms (including uncapitalized terms) not otherwise defined herein but defined in the UCC shall have the meanings set forth therein.

                    (b) THE AGREEMENT. The words "hereof", "herein", "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; and section, schedule and exhibit references are to this Agreement unless otherwise specified.

                    (c)    CERTAIN COMMON TERMS.

                           (i)    The term "documents" includes any and all
instruments, documents, agreements, certificates, indentures, notices and other writings, however evidenced.

                           (ii)   The term "including" is not limiting and
means "including without limitation."

                           (iii)  The term "ratably" means, at any time that
Loans may be outstanding, in accordance with the amount of the outstanding Loans of the respective Lenders; and, at any time that no Loans are outstanding, in accordance with the outstanding Bridge Commitments of the respective Lenders.

                    (d) PERFORMANCE; TIME. Whenever any performance obligation hereunder (other than a payment obligation) is stated to be due or required to be satisfied on a day other than a Business Day, such performance shall be made or satisfied on the next succeeding Business Day. In the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including"; the words "to" and "until" each mean "to but excluding," and the word "through" means "to and including". If any provision of this Agreement refers to any action taken or to be taken by any Person, or which such Person is prohibited from taking, such provision shall be interpreted to encompass any and all means, direct or indirect, of taking, or not taking, such action.

                    (e) CONTRACTS. Unless otherwise expressly provided herein, references to agreements and other contractual instruments shall be deemed to include all subsequent amendments and other modifications thereto, but only to the extent such amendments and other modifications are not prohibited by the terms of any Loan Document.

                    (f) LAWS. References to any statute or regulation are to be construed as including all statutory and regulatory provisions consolidating, amending or replacing the statute or regulation.

                    (g) CAPTIONS. The captions and headings of this Agreement are for convenience of reference only and shall not affect the construction of this Agreement.

                    (h) INDEPENDENCE OF PROVISIONS. The parties acknowledge that this Agreement and other Loan Documents may use several different limitations, tests or measurements to regulate the same or similar matters, and that such limitations, tests and measurements are cumulative and must each be performed, except as expressly stated to the contrary in this Agreement.

             1.03   ACCOUNTING PRINCIPLES.

                    (a) GAAP. Unless the context otherwise clearly requires, all accounting terms not expressly defined herein shall be construed, and all financial computations required under this Agreement shall be made, in accordance with GAAP, consistently applied.

                    (b) FISCAL YEAR; QUARTER. References herein to "fiscal year" and "fiscal quarter" refer to such fiscal periods of the Company.

                                      ARTICLE II

                                     THE FACILITY

             2.01   AMOUNTS AND TERMS OF BRIDGE COMMITMENTS.

                    (a) BRIDGE LOANS. Subject to the terms and conditions of this Agreement and the Note, each Lender severally agrees, on the terms and conditions hereinafter set forth, to make loans to the Company (each such loan, a "Loan" and all such loans collectively, the "Bridge Facility") from time to time on any Business Day during the period from the Closing Date until the Bridge Facility Maturity Date, in such amounts as the Company may request that do not exceed (i) in the aggregate, the lesser of (A) such Lender's Bridge Commitment, or (B) such Lender's Bridge Commitment Percentage of the Bridge Availability, or (ii) with respect to any single Funded Project, such Lender's Bridge Commitment Percentage of the Individual Bridge Loan Limitation for such Funded Project as determined in accordance with Section 2.13 hereof. Each Loan shall be in a principal amount at least equal to One Million Dollars ($1,000,000) and integral multiples of $100,000 in excess thereof. No Loans shall be made after the Bridge Facility Maturity Date. Within the foregoing limitations, and subject to the other terms and conditions hereof, the Company may borrow under this Section 2.01(a), repay or prepay pursuant to Section 2.05 and reborrow pursuant to this Section 2.01(a). In the event that any Lender increases its "Commitment" under (and as such term is defined in) the Revolving Credit Agreement, or any Additional Lender (as so defined) increases the Aggregate Commitment (as so defined) thereunder, pursuant to Section 2.01(a)(iv) thereof, then automatically upon the effectiveness of such increase under the Revolving Credit Agreement, the Bridge Commitments of the Lenders shall be adjusted as provided in SCHEDULE 2.01, and any such Additional Lender shall, automatically upon the adjustment date under the Additional Lender Agreement (as so defined) delivered by it, become a lender party to this Agreement.

                    (b) BRIDGE CREDIT USAGE. The Company shall use the proceeds of all Loans for the purposes described in Section 2.14(a) hereof.

                    (c) INCREASE IN COMMITMENTS. The Agent may from time to time prior to the Bridge Loan Maturity Date arrange an increase in the Aggregate Bridge Commitment in accordance with this Section 2.01(c); provided, that the aggregate amount of all such Aggregate Bridge Commitment increases shall not exceed $10,000,000 and in no event shall the Aggregate Bridge Commitment exceed $25,000,000. Agent may arrange either for an existing Lender to increase its Commitment or arrange for one or more lenders not a party to this Agreement, but qualifying as an Eligible Assignee (each such person, an "Additional Lender"), to assume such additional Commitment(s) (provided that any Additional Lender shall have a Commitment of not less than $1,250,000) by becoming a party to this Agreement by signing an Additional Lender Agreement (in substantially the form attached to the Revolving Credit Agreement) and such other documentation as the Agent may reasonably request to effectuate such transaction. If, after giving effect to any increase in the Bridge Loan Commitments as aforesaid, the respective Bridge Commitment Percentages of the Lenders are not the same as the respective Bridge Commitment Percentages of the Lenders immediately prior to such increase, the Company shall prepay any outstanding Loans, together with interest thereon and any amounts due pursuant to Section 3.04, effective as of the date of such increase, which payments shall be applied in accordance with each Lender's Bridge Commitment Percentage prior to giving effect to such increase, and may reborrow such Bridge Loans from each Lender in accordance with each Lender's revised Bridge Commitment Percentage after giving effect to such increase. The Agent and the Lenders shall use reasonable efforts to effect any such increase so as to minimize amounts due pursuant to Section 3.04. Increases in Bridge Commitments pursuant to this Section shall be made concurrently with Commitments under the Revolving Credit Agreement, as more fully described therein.

             2.02 NOTE. The Loans made by each Lender shall be evidenced by a Note dated the Closing Date payable to the order of that Lender in an amount equal to its Bridge Commitment. Each Lender shall endorse on the schedules annexed to the Note, the date, amount and maturity of each Loan made by it and the amount of each payment of principal made by the Company with respect thereto. Each Lender is irrevocably authorized by the Company to endorse its Note, and each Lender's record shall be conclusive absent manifest error; PROVIDED, HOWEVER, that the failure of a Lender to make, or an error in making, a notation thereon with respect to any Loan shall not limit or otherwise affect the obligations of the Company hereunder or under any such Note to such Lender. As of the Closing Date, the Notes shall evidence each Lender's Bridge Commitment Percentage of the outstanding advances made under the Previous Credit Agreement (together with all accrued interest thereon as of the date hereof and all interest accruing hereafter), which advances shall, for all purposes hereof, be deemed to have been made under this Agreement and shall be subject to the terms and conditions hereof. All such advances shall be evidenced by the Notes and shall be secured by the Collateral Documents and shall bear interest at the rates and for the remainder of the Interest Periods established under the Previous Credit Agreement.

             2.03   PROCEDURE FOR BORROWING.

                    (a) BORROWING NOTICE. Each Loan shall be made upon the irrevocable written notice (including notice via facsimile confirmed immediately by a telephone call) of the Company in the form of a Borrowing Notice, as follows:

                           (i)    DESIGNATION OF INTEREST RATE.  The Company
shall have the right to elect that a Loan be made as a LIBOR Loan or a Base Rate Loan; PROVIDED that, unless the Agent shall otherwise agree in writing, the Company may not elect that a Loan be made as a LIBOR Loan if after giving effect to such Loan there shall be more than five (5) different LIBOR Loans outstanding.

                           (ii)   APPROVAL OF FUNDED PROJECT.  The Company
shall have delivered to the Lenders the notice and other information required under, and the Lenders shall have approved the Funded Project to which such Loan relates in accordance with, Section 2.14 below.

                           (iii)  TIMING OF NOTICE.  Each Borrowing Notice
shall be submitted to and received by the Agent prior to 9:00 a.m. (California time) (A) at least three (3) Business Days prior to the specified borrowing date, in the case of LIBOR Loans; and (B) at least one (1) Business Day prior to the specified borrowing date, in the case of Base Rate Loans.

                           (iv)   CONTENTS OF NOTICE.  Each Borrowing Notice
shall set forth the following information with respect to the Loan subject thereto:

                                  (A)    a single, specific borrowing date,
which shall be a Business Day;

                                  (B)    a single, exact amount for the Loan,
which for any LIBOR Loan, shall be in an aggregate minimum principal amount of $1,000,000 or any multiple of $100,000 in excess thereof;

                                  (C)    whether the Loan is to be made as a
LIBOR Loan or a Base Rate Loan;

                                  (D)    if the Loan is to be made as a LIBOR
Loan, the applicable Interest Period. If a Borrowing Notice shall fail to specify the applicable Interest Period for any LIBOR Loan requested, such Loan will instead be made as a Base Rate Loan;

                                  (E)    subject to 2.03(c) with respect to
Loans for Initial Funded Projects, the address and wiring in-structions for the escrow closing the acquisition of the Funded Project to which the Loan will be applied.

                    (b) NOTICE TO LENDERS. Upon receipt of a Borrowing Notice conforming with the terms of Section 2.03(a), the Agent shall promptly notify each Lender thereof and of the amount of such Lender's Bridge Commitment Percentage of the Loan described therein.

                    (c) FUNDING OF BRIDGE COMMITMENT. Each Lender shall make the amount of its Bridge Commitment Percentage of the Loan described in any Borrowing Notice available to the Agent for the account of the Company at the Payment Office by 9:00 a.m. (California time) on the borrowing date specified therein in funds immediately available to the Agent. Unless any applicable condition specified in Article IV has not been satisfied, such funds shall then be made available to the Company by the Agent in the aggregate of the amounts made available to the Agent by the Lenders (in like funds as received by the Agent), either (i) in the case of a Funded Project to be acquired in part with the proceeds of such Loan, at the escrow closing for the acquisition of such Funded Project or (ii) in the case of any other Funded Project, by crediting the account of the Company. Notwithstanding the foregoing, with respect to any Funded Project encumbered by any Liens securing Indebtedness, the Agent may, in its sole discretion, either fund the applicable Loan proceeds into an escrow, if applicable, or disburse such Loan proceeds directly to the account of the creditor whose Lien is being concurrently repaid upon satisfactory evidence that on or before such repayment the Lien will be released or reconveyed.

                    (d) FREQUENCY OF BORROWINGS. No more than four (4) Borrowing Notices may be given in any calendar month.

             2.04   CONVERSION AND CONTINUATION ELECTIONS.

                    (a) NOTICE OF CONVERSION/CONTINUATION. Each conversion or continuation of an outstanding Base Rate Loan or LIBOR Loan shall be made upon the irrevocable written notice (including notice via facsimile confirmed immediately by a telephone call) of the Company in the form of a Notice of Conversion/Continuation, as follows:

                           (i)    DESIGNATION OF INTEREST RATE.  The Company
shall have the right to make the following elections with respect to the conversion or continuation of any outstanding Base Rate Loan or LIBOR Loan:

                                  (A)    to convert, on any Business Day, any
Base Rate Loan, in a minimum principal amount of $1,000,000 or an integral multiple of $100,000 in excess thereof, into a LIBOR Loan; or

                                  (B)    to convert, on the last day of any
Interest Period with respect to a LIBOR Loan (or, on any other day of any Interest Period, upon payment of any loss or expense incurred or sustained by any Lender with respect to the early termination of such LIBOR Loan prior to the last day of the Interest Period as provided in Section 3.04), such LIBOR Loan into a Base Rate Loan; or

                                  (C)    to continue, on the last day of any
Interest Period with respect to a LIBOR Loan (or, on any other day of any Interest Period, upon payment any loss or expense incurred or sustained by any Lender with respect to the early termination of such LIBOR Loan prior to the last day of the Interest Period as provided in Section 3.04), such LIBOR Loan (or any part thereof in a minimum principal amount of $1,000,000 or an integral multiple of $100,000 in excess thereof) for a subsequent Interest Period;

PROVIDED, that unless the Agent shall otherwise agree in writing, the Company may not elect to have any outstanding LIBOR Loan or Base Rate Loan (or any portion thereof) continued as or converted into a LIBOR Loan if (A) a Default or Event of Default shall exist, (B) after giving effect to the such continuation or conversion there shall be more (i) than five different LIBOR Loans outstanding or (ii) the aggregate outstanding principal amount of all LIBOR Loans shall have been reduced, by payment, prepayment, or partial conversion to less than $1,000,000.

                           (ii)   TIMING OF NOTICE.  Each Notice of
Conversion/Continuation shall be submitted to and received by the Agent prior to 9:00 a.m. (California time): (A) at least three (3) Business Days prior to the Pricing Conversion Date of any outstanding Loan to be converted into or continued as a LIBOR Loan; and (B) at least one (1) Business Day prior to the Pricing Conversion Date of any outstanding Loan to be converted into or continued as a Base Rate Loan.

                           (iii)  CONTENTS OF NOTICE.  The Notice of
Conversion/Continuation shall set forth the following information with respect to the Loan subject thereto:

                                  (A)    the Pricing Conversion Date, which
shall be a Business Day;

                                  (B)    the amount of the LIBOR Loan or Base
Rate Loan to be converted or continued;

                                  (C)    whether such Loan is to be converted
into/continued as a LIBOR Loan or a Base Rate Loan; and

                                  (D)    if such Loan (or any portion thereof)
is to be converted into/continued as a LIBOR Loan, the applicable Interest
Period.

                    (b) AUTOMATIC CONVERSIONS. Any outstanding LIBOR Loan shall automatically convert to a Base Rate Loan, effective on the last day of the applicable Interest Period, if as of such date:

                           (i)    DEFAULT; EVENT OF DEFAULT.  A Default or
Event of Default shall exist;

                           (ii)   FAILURE TO PROVIDE NOTICE.  The Company shall
have failed to submit a Notice of Conversion/Continuation for such Loan in compliance with the terms of Section 2.04(a); or

                           (iii)  FAILURE TO MAINTAIN MINIMUM LOANS.  If the
aggregate outstanding principal amount of LIBOR Loans having the same Interest Period shall have been reduced, by payment, prepayment, or partial conversion to be less than $1,000,000.

                    (c) NOTICE TO LENDERS. Upon receipt of a Notice of Conversion/Continuation conforming with the terms of Section 2.04(a), or an automatic conversion pursuant to Section 2.04(b), the Agent shall promptly notify each Lender thereof. All conversions and continuations shall be made pro rata according to the respective outstanding principal amounts of the Loans converted or continued.

             2.05 OPTIONAL PREPAYMENTS. Subject to Section 3.04, the Company may, at any time and from time to time, ratably prepay Loans in whole or in part, in an aggregate minimum amount of $1,000,000 or an integral multiple of $100,000 in excess thereof, upon (a) at least three (3) Business Days' prior notice, if the Loans to be prepaid are LIBOR Loans, and (b) at least one Business Day's prior notice, if the Loans to be prepaid are Base Rate Loans. Such notice of prepayment shall specify (i) the amount of such prepayment, (ii) the date of such prepayment, which shall be a Business Day, and (iii) whether such prepayment is of LIBOR Loans, Base Rate Loans, or any combination thereof. Such notice shall not thereafter be revocable by the Company and the Agent shall promptly notify each Lender thereof and of such Lender's Bridge Commitment Percentage of such prepayment. If a prepayment notice is given, the payment amount specified therein shall be due and payable on the date specified therein, together with accrued interest to such date on the amount prepaid and any amounts required to be paid pursuant to Section 3.04.

             2.06 MANDATORY PREPAYMENTS OF LOANS . If at any time the Outstanding Amount exceeds the then applicable Bridge Availability, the Company shall, within three (3) days thereafter, prepay Loans in an amount sufficient to reduce the Outstanding Amount to the then applicable Bridge Availability.

             2.07 APPLICATION OF PROCEEDS. Unless otherwise instructed by the Company, any prepayments pursuant to Section 2.05 or Section 2.06 made (i) on a day other than the last day of an Interest Period for any Loan shall be applied first to any Base Rate Loans then outstanding and then to any LIBOR Loans then outstanding, in the inverse order of such LIBOR Loans' stated maturities and (ii) on the last day of an Interest Period for any LIBOR Loan shall be applied first to such maturing LIBOR Loan, then to any Base Rate Loans outstanding, and then to any other LIBOR Loans then outstanding, in the inverse order of such LIBOR Loans' stated maturities.

             2.08 REPAYMENT. Subject to Section 2.06, the Company shall repay each Loan on the applicable Individual Bridge Loan Maturity Date.

             2.09   INTEREST.

                    (a) RATES. Subject to Section 2.09(c), each Loan shall bear interest on the outstanding principal amount thereof from the date such Loan is made until the date such Loan becomes due, at a rate per annum equal to the LIBO Rate or the Base Rate, as the case may be, PLUS the Applicable Margin.

                    (b) PAYMENT DATES. Interest on each Loan shall be payable in arrears on each Interest Payment Date and the Individual Bridge Loan Maturity Date. Interest shall also be payable on the date of any prepayment of Loans pursuant to Section 2.05 or Section 2.06 for the portion of the Loans so prepaid. During the existence of any Event of Default, interest shall be payable on demand.

                    (c) DEFAULT RATES. While any Event of Default exists or after acceleration and during the continuation thereof, and after as well as before any entry of judgment thereon, the Company shall pay interest (after as well as before judgment to the extent permitted by law) on all outstanding Obligations at a rate per annum which is determined by increasing the Applicable Margin then in effect by three percent (3%) per annum; PROVIDED, HOWEVER, that, on and after the expiration of the Interest Period applicable to any LIBOR Loan outstanding on the date of occurrence of such Event of Default or acceleration, the outstanding Obligations shall, during the continuation of such Event of Default or after acceleration and during the continuation thereof, bear interest at a fluctuating rate per annum equal to the Base Rate plus three percent (3%).

                    (d) LIMITATIONS FOR APPLICABLE LAW. Anything herein to the contrary notwithstanding, payments of interest shall not be required, for any period for which interest is computed hereunder, to the extent (but only to the extent) that contracting for or receiving such payments by the respective Lender would be contrary to the provisions of any law applicable to such Lender limiting the highest rate of interest which may be lawfully contracted for, charged or received by such Lender, and in such event the Company shall pay such Lender interest at the highest rate permitted by applicable law.

             2.10 FEES. The Company shall pay to the Agent for the account of each Lender ratably a fee equal to .25% of the amount of each Loan not prepaid or repaid on or prior to the Individual

Bridge Loan Maturity Date thereof using the proceeds of a Revolving Loan under the Revolving Credit Agreement. Such fee shall be due and payable on the date of such payment or prepayment or, if such Loan has not been paid in full on the Individual Bridge Loan Maturity Date therefor, on such Individual Bridge Loan Maturity Date.

             2.11   COMPUTATION OF FEES AND INTEREST.

                    (a) COMPUTATION PERIOD. All computations of fees and interest under this Agreement shall be made on the basis of a 360-day year and actual days elapsed. Interest and fees shall accrue during each period for which interest or fees are computed from the first day thereof to the last day thereof.

                    (b) NOTICE. The Agent shall, with reasonable promptness, notify the Company and the Lenders of each determination of a LIBO Rate, PROVIDED that no failure to do so shall relieve the Company of any obligation hereunder. Any change in the interest rate on a Loan resulting from a change in the Reserve Percentage (as defined in the definition of "LIBO Rate") shall become effective as of the opening of business on the day on which such change becomes effective. The Agent shall with reasonable promptness notify the Company and the Lenders of the effective date and the amount of each such change, PROVIDED that no failure to do so shall relieve the Company of any obligation hereunder. Each determination of an interest rate by the Agent pursuant to any provision of this Agreement shall be conclusive and binding on the Company and the Lenders in the absence of manifest error.

                    (c) DETAIL OF CALCULATION. The Agent shall, at the request of the Company or any Lender, deliver to the Company or such Lender, as the case may be, a statement showing the quotations used by the Agent in determining any interest rate.

             2.12   PAYMENTS BY THE COMPANY.

                    (a) TERMS OF PAYMENTS. All payments (including prepayments) to be made by the Company on account of principal, interest, fees and other amounts required hereunder shall be made without setoff or counterclaim and shall, except as otherwise expressly provided herein, be made to the Agent for the ratable account of the Lenders at the Payment Office, in dollars and in immediately available funds, no later than 9:00 a.m. (California time) on the date specified herein. The Agent shall promptly distribute to each Lender such Lender's Bridge Commitment Percentage (or other applicable share as expressly provided herein) of such principal, interest, fees or other amounts (in like funds as received). Any payment which is received by the Agent later than 9:00 a.m. (California time) shall be deemed to have been received on the immediately succeeding Business Day, and any applicable interest or fee shall continue to accrue.

                    (b) BUSINESS DAYS. Whenever any payment hereunder shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall be included in the computation of interest or fees, as the case may be; subject to the provisions set forth in the definition of "Interest Period".

                    (c)    RELIANCE OF AGENT ON PAYMENTS BY THE COMPANY.
Unless the Agent shall have received notice from the Company prior to the date on which any payment is due to the Lenders hereunder that the Company will not make such payment in full, the Agent may assume that the Company has made such payment in full to the Agent on such date, and the Agent may (but shall not be required to), in reliance upon such assumption, cause to be distributed to each Lender on such due date the amount then due such Lender. If and to the extent the Company shall not have made such payment in full to the Agent, each Lender shall repay to the Agent on demand such amount distributed to such Lender, together with interest thereon for each day from the date such amount is distributed to such Lender until the date such Lender repays such amount to the Agent, at the Federal Funds Rate as in effect for each such day.

             2.13 SECURITY. In connection with the acquisition of a Funded Project by or for a Wholly-Owned Subsidiary using Loan proceeds, the Company shall deliver to the Agent a Equity Interests Pledge Agreement pledging to the Agent for the ratable benefit of the Lenders all of the Stock (or other equity or beneficial interest if such Person is not a corporation) in such Wholly-Owned Subsidiary owned by the Company, the REIT and any other Wholly-Owned Subsidiary, substantially in the form of EXHIBIT E hereto, together with financing statements or stock certificates, as applicable, and such legal opinions or other evidence as the Agent may require to assure or confirm that the Agent holds for the benefit of the Lenders a duly perfected, first-priority Lien on such Stock (or other interests).

             2.14   LOAN AND FUNDED PROJECT CONDITIONS.

                    (a) PURPOSE OF LOANS. Any Loan funds advanced with respect to an Initial Funded Project shall be applied by the Company first to repay Indebtedness secured by Liens on the applicable Initial Funded Project, and then for general working capital purposes. The proceeds of all Loans advanced for Funded Projects other than the Initial Funded Projects shall be used by the Company solely as a source of short term bridge financing for Funded Projects owned or to be acquired by the Company or any Wholly-Owned Subsidiary. The Company shall not use any Loan for any purpose other than as described in this Section 2.14(a). Each Loan to be used for acquisition of a Funded Project shall be funded directly into the escrow at a title company approved by Agent for the Company's acquisition of such Funded Project and shall be released therefrom only in accordance with instructions approved by the Agent.

                    (b) LIMITATION ON AMOUNT; ACCEPTANCE BY THE LENDERS. No Loan shall exceed fifty percent (50%) of the acquisition cost (exclusive of prorations and closing costs), as certified to the Lenders by the Company in the applicable Borrowing Notice, for the Funded Project designated in the applicable Borrowing Notice to be acquired or financed with the proceeds of such Loan (such limitation, the "INDIVIDUAL BRIDGE LOAN LIMITATION"). The Company shall deliver to the Agent at least thirty (30) days prior written notice of its intention to request a Loan hereunder for acquisition or financing of a proposed Funded Project. Prior to the making of any Loan, the Lenders shall have the right, in their sole discretion, after performing such due diligence as the Lenders desire in their sole discretion, to approve or disapprove the use of a Loan hereunder for acquisition or financing of any proposed Funded Project. The Lenders shall not unreasonably withhold their acceptance of an apartment project owned, or to be acquired, in fee simple by the Company or any Wholly-Owned Subsidiary offered as a Funded Project hereunder if, through the due diligence contemplated hereby, the Lenders determine that the project is of a quality and character, and is located in a geographical market, which is consistent with the then-current or any previous Funded Projects hereunder and with the then current or previous Borrowing Base Properties under the Revolving Credit Agreement or under the Previous Credit Agreement. Prior to the Lenders' approval of any Loan, the Company shall at its sole expense provide the Lenders with all requested due diligence materials and information with respect to the Funded Project proposed to be acquired or financed with the proceeds of such Loan, which materials and information shall be in a form acceptable to the Lenders in their sole discretion, and shall be provided at least thirty (30) days prior to the date on which Borrower intends to request a Loan for acquisition or financing of such proposed Funded Project. Such materials and information shall include, without limitation, the following:

                           (i)    a preliminary title report and an ALTA survey
meeting the Agent's customary requirements;

                           (ii)   an environmental site assessment with respect
to such Funded Project, dated as of a recent date, prepared by a qualified firm acceptable to the Agent, identifying any conditions or operations on such property that are not in compliance with any Environmental Laws and any Hazardous Materials located thereon, showing Estimated Remediation Costs, if any, and stating that there are no conditions on such property or other items requiring further investigation or remediation, and any follow-on or supplemental report required by the Agent, together with the Agent's standard form Environmental Questionnaire and Disclosure Statement completed by the Company;

                           (iii)  current, certified rent roll and other
reports of the financial and operating results (for the most recent 12-month period) and projections for the property in such format as the Agent may require;

                           (iv)   if required by the Agent, evidence of the
zoning, subdivision and entitlements status of the property, including, without limitation, copies of the certificate of occupancy and any other material permits, licenses or approvals required for the property;

                           (v)    a copy of the purchase and sale agreement(s)
by which the Company or such Wholly-Owned Subsidiary has acquired or is to acquire the property; and

                           (vi)   such other items as the Agent may reasonably
request.

The Company acknowledges that the review of the due diligence materials described in this Section 2.14(b) will require advance notice to the Agent and the Lenders, and the Company undertakes to provide as much advance notice as possible to achieve timely review of such materials.

                    (c) CONDITIONS TO INCLUSION OF PROPOSED FUNDED PROJECTS. Each of the following conditions must be satisfied (or waived by the Agent in writing) prior to the Lenders' agreement to advance a Loan in connection with the acquisition or financing of any apartment project as a proposed Funded
Project:

                                  (A)    ACCEPTANCES.  The Lenders shall have
agreed to accept the apartment project offered by the Company for inclusion as a Funded Project in the Lenders' sole and absolute discretion in accordance with
Section 2.14(b) above, and the Agent shall have so notified the Company in writing. Any such acceptance shall be subject to the satisfaction of the other conditions set forth in this Section 2.14(c). Each apartment project designated in this Agreement as an Initial Funded Project shall be subject to the same conditions for acceptance as a Funded Project as other projects hereafter offered by the Company for inclusion as a Funded Project.

                                  (B)    INSURANCE.  The Company shall have
provided the Agent with evidence satisfactory to the Requisite Lenders that the Company has obtained adequate casualty insurance and liability insurance with respect to such Funded Project;

                                  (C)    OFFICERS' CERTIFICATE.  The Company
shall have delivered to the Agent a certificate of two Responsible Officers substantially in the form of EXHIBIT F confirming (i) that all conditions precedent set forth in this Section 2.14(c) (other than those based solely upon the approval of the Agent, the Lenders, or the Requisite Lenders) have been satisfied with respect to such project; (ii) that all financial and operating information delivered to the Agent pursuant to Section 2.14(b), subject to audit, is complete and correct to the knowledge of the Company and setting forth in detail the calculation which would be required for the calculation of the Revolving Facility Debt Service Coverage-Based Principal Limit for such project under the Revolving Credit Agreement; (iii) that the

Company would not be required to prepay any Loan with respect to such Funded Project pursuant to Section 2.14(d); and (iv) the Company's purchase price for the property, upon which the Agent and the Lenders shall be entitled to rely; and

                                  (D)    EQUITY INTERESTS PLEDGE AGREEMENT.
The Company shall have delivered to the Agent a Equity Interests Pledge Agreement if required pursuant to Section 2.13, together with such legal opinions or other evidence to confirm the Lien thereof as further provided in
Section 2.13.

             Under no circumstances shall the Agent or the Lenders have or be deemed to have any Lien on any Funded Project as security for the Obligations.

                    (d) MANDATORY PREPAYMENT FOR FUNDED PROJECT. The Company shall be required to prepay in full all Loans advanced with respect to the acquisition of a Funded Project:

                           (i)    Within ten (10) days after demand from the
Agent to the Company following the occurrence of any one of the following events:

                                  (A)    any Event of Loss with respect to such
Funded Project; or

                                  (B)    the occurrence of an adverse change in
the environmental condition of the Funded Project from that described in the materials described in Section 2.14(b)(ii) above;

                           (ii)   Immediately upon any Disposition of such
Funded Project or any portion thereof or interest therein.

             2.15   PAYMENTS BY THE LENDERS TO THE AGENT.

                    (a)    RELIANCE OF AGENT ON PAYMENTS BY THE LENDERS.
Unless the Agent shall have received notice from a Lender on the Closing Date or, with respect to each borrowing after the Closing Date, at least one Business Day prior to the date of any proposed borrowing, that such Lender will not make available to the Agent for the account of the Company the amount of that Lender's Bridge Commitment Percentage of the Loan to be funded on such date, the Agent may assume that each Lender has made such amount available to the Agent on the borrowing date, and the Agent may (but shall not be required to), in reliance upon such assumption, make available to the Company a corresponding amount on such date. If and to the extent any Lender shall not have made its full amount available to the Agent and the Agent in such circumstances has made available to the Company such amount, that Lender shall on the next Business Day following the date of such borrowing make such amount available to the Agent, together with interest at the Federal Funds Rate for and determined as of each day during such period. A certificate of the Agent submitted to any Lender with respect to amounts owing under this Section 2.15(a) shall be conclusive, absent manifest error. If such amount is so made available, such payment to the Agent shall constitute such Lender's Loan (as of the date of the borrowing) for all purposes of this Agreement. If such amount is not made available to the Agent on the next Business Day following the borrowing date, the Agent shall notify the Company of such failure to fund and, upon demand by the Agent, the Company shall pay such amount to the Agent for the Agent's account, together with interest thereon for each day elapsed since the date of such borrowing, at a rate per annum equal to the interest rate applicable at the time to the Loans comprising such borrowing.

                    (b) OBLIGATIONS OF AGENT; LENDER. The failure of any Lender to make any Loan on any date of borrowing shall not relieve any other Lender of any obligation hereunder to make a Loan on the date of such borrowing, but no Lender shall be responsible for the failure of any other Lender to make the Loan to be made by such other Lender on the date of any borrowing.

             2.16 SHARING OF PAYMENTS, ETC. If, other than as expressly contemplated elsewhere herein, any Lender shall obtain on account of the Loans made by it any payment (whether voluntary, involuntary, through exercise of any right of setoff, or otherwise) in excess of its Bridge Commitment Percentage of payments on account of the Loans obtained by all the Lenders, such Lender shall forthwith (a) notify the Agent of such fact, and (b) purchase from the other Lenders such participations in the Loans made by them as shall be necessary to cause such purchasing Lender to share the excess payment ratably with each of them; PROVIDED, HOWEVER, that if all or any portion of such excess payment is thereafter recovered from the purchasing Lender, such purchase shall to that extent be rescinded and each other Lender shall repay to the purchasing Lender the purchase price paid thereto together with a percentage (calculated by dividing (i) the amount of such paying Lender's required repayment by (ii) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered. The Company agrees that any Lender so purchasing a participation from another Lender pursuant to this Section 2.16 may, to the fullest extent permitted by law, exercise all of such purchasing Lender's rights of payment (including the right of setoff, but subject to Section 10.08) with respect to such participation as fully as if such purchasing Lender were the direct creditor of the Company in the amount of such participation. The Agent shall keep records (which shall be conclusive and binding in the absence of manifest error) of participations purchased pursuant to this Section 2.16 and shall in each case notify the Lenders following any such purchases.

                                     ARTICLE III

                        TAXES, YIELD PROTECTION AND ILLEGALITY

             3.01   TAXES.

                    (a) Subject to Section 3.01(g), any and all payments by the Company to the Agent or the Lenders under this Agreement shall be made free and clear of, and without deduction or withholding for, any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding such taxes (including income taxes or franchise taxes) as are imposed on or measured by the recipient's net income by the jurisdiction under the laws of which the recipient is organized or maintains a Lending Office, or otherwise does business, or any political subdivision thereof (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes").

                    (b) In addition, the Company shall pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or from the execution, delivery, recordation or registration of, or otherwise with respect to, this Agreement or any other Loan Documents (hereinafter referred to as "Other Taxes").

                    (c) The Company shall indemnify and hold harmless the Agent and each Lender for the full amount of Taxes or Other Taxes (including any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this
Section 3.01) paid by the Agent or such Lender and any liability (including penalties, interest, additions to tax and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted. Payment under this indemnification shall be made within thirty (30) days from the date the Agent or any Lender makes written demand therefor.

                    (d) If the Company shall be required by law to deduct or withhold any Taxes or Other Taxes from or in respect of any sum payable hereunder to the Agent or any Lender, then, subject to Section 3.01(g):

                           (i)    the sum payable shall be increased as
necessary so that, after making all required deductions (including deductions applicable to additional sums payable under this Section 3.01) the Agent or such Lender, as the case may be, receives an amount equal to the sum it would have received had no such deductions been made;

                           (ii)   the Company shall make such deductions; and

                           (iii)  the Company shall pay the full amount
deducted to the relevant taxation authority or other authority in accordance with applicable law.

                    (e) Within 30 days after the date of any payment by the Company of Taxes or Other Taxes, the Company shall furnish to the Agent the original or a certified copy of a receipt evidencing payment thereof, or other evidence of payment satisfactory to the Agent.

                    (f) Each Lender which is a foreign person (i.e., a person other than a United States person for United States Federal income tax purposes) agrees that:

                           (i)    such Lender shall, no later than the Closing
Date (or, in the case of a Lender which becomes a party hereto pursuant to Section 10.08 after the Closing Date, the date upon which such Lender becomes a party hereto), deliver to the Company through the Agent two (2) accurate and complete signed originals of Internal Revenue Service Form 4224 or any successor thereto ("Form 4224"), or two (2) accurate and complete signed originals of Internal Revenue Service Form 1001 or any successor thereto ("Form 1001"), as appropriate, in each case indicating that the Lender is on the date of delivery thereof entitled to receive payments of principal, interest and fees under this Agreement free from withholding of United States Federal income tax;

                           (ii)   if at any time such Lender makes any changes
necessitating a new form, such Lender shall with reasonable promptness deliver to the Company through the Agent in replacement for, or in addition to, the forms previously delivered by such Lender hereunder, two (2) accurate and complete signed originals of Form 4224, or two (2) accurate and complete signed originals of Form 1001, as appropriate, in each case indicating that such Lender is on the date of delivery thereof entitled to receive payments of principal, interest and fees under this Agreement free from withholding of United States Federal income tax;

                           (iii)  such Lender shall, before or promptly after
the occurrence of any event (including the passing of time but excluding any event mentioned in (ii) above) requiring a change in or renewal of the most recent Form 4224 or Form 1001 previously delivered by such Lender, deliver to the Company through the Agent two (2) accurate and complete original signed copies of Form 4224 or Form 1001, as appropriate, in replacement of the forms previously delivered by such Lender; and

                           (iv)   such Lender shall, promptly upon the
Company's reasonable request to that effect, deliver to the Company such other forms or similar documentation as may be required from time to time by any applicable law, treaty, rule or regulation in order to establish such Lender's tax status for withholding purposes.

                    (g) The Company shall not be required to pay any additional amounts in respect of United States Federal or state income tax pursuant to Section 3.01(d) to any Lender or any duly appointed assignee for the account of any Lending Office of such Lender or such assignee:

                           (i)    if the obligation to pay such additional
amounts arises as a result of a failure by such Lender or assignee to comply with its obligations under Section 3.01(f) in respect of such Lending Office;

                           (ii)   if such Lender or assignee shall have
delivered to the Company a Form 4224 in respect of such Lending Office pursuant to Section 3.01(f), and such Lender or assignee shall not at any time be entitled to exemption from deduction or withholding of United States Federal income tax in respect of payments by the Company hereunder for the account of such Lending Office for any reason other than a change in United States law or regulations or in the official interpretation of such law or regulations by any governmental authority charged with the interpretation or administration thereof (whether or not having the force of law) after the date of delivery of such Form 4224; or

                           (iii)  if such Lender or assignee shall have
delivered to the Company a Form 1001 in respect of such Lending Office pursuant to Section 3.01(f), and such Lender or assignee shall not at any time be entitled to reduction, partial exemption or exemption from deduction or withholding of United States federal income tax in respect of payments by the Company hereunder for the account of such Lending Office for any reason other than a change in United States law or regulations or any applicable tax treaty or regulations or in the official interpretation of such law, treaty or regulations by any governmental authority charged with the interpretation or administration thereof (whether or not having the force of law) after the date of delivery of such Form 1001.

                    (h) If, at any time, the Company requests any Lender to deliver any forms or other documentation pursuant to Section 3.01(f)(iv), then the Company shall, on demand of such Lender, through the Agent reimburse such Lender for any costs and expenses (including Attorney Costs) reasonably incurred by such Lender in the preparation or delivery of such forms or other documentation.

                    (i) If the Company is required to pay additional amounts to the Agent or any Lender pursuant to Section 3.01(d), then such Lender shall use its reasonable best efforts (consistent with legal and regulatory restrictions) to change the jurisdiction of its Lending Office so as to eliminate any such additional payment by the Company which may thereafter accrue if such change in the judgment of such Lender is not otherwise disadvantageous to such Lender.

             3.02   ILLEGALITY.

                    (a) If any Lender shall determine that the introduction of any Requirement of Law or any change therein or in the interpretation or administration thereof has made it unlawful, or that any central bank or other Governmental Authority has asserted that it is unlawful, for such Lender or its Lending Office to make LIBOR Loans, then, on notice thereof by such Lender to the Company through the Agent, the obligation of such Lender to make LIBOR Loans shall be suspended until such Lender shall have notified the Agent and the Company that the circumstances giving rise to such determination no longer exist.

                    (b) If any Lender shall reasonably determine that it is unlawful to maintain any LIBOR Loan, the Company shall notify Lender that the Company shall either (i) prepay in full all LIBOR Loans of such lender then outstanding, together with interest accrued thereon, or (ii) elect to convert in accordance with Section 2.04 all LIBOR Loans then outstanding, after payment to such Lender of all interest accrued thereon, into Base Rate Loans, either on the last day of the Interest Period thereof if such Lender may lawfully continue to maintain such LIBOR Loans to such day, or immediately if such Lender may not lawfully continue to maintain such LIBOR Loans, together with any amounts required to be paid in connection therewith pursuant to Section 3.04.

                    (c) If the obligation of any Lender to make or maintain LIBOR Loans has been terminated, the Company may elect, by giving notice to such Lender through the Agent, that all Loans which would otherwise be made by such Lender as LIBOR Loans shall instead be made as Base Rate Loans.

             3.03   INCREASED COSTS AND REDUCTION OF RETURN.

                    (a)    If any Lender shall determine that, due to either
(i) the introduction of or any change in or in the interpretation of any Requirement of Law or (ii) the compliance with any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law), there shall be any increase in the cost to such Lender of agreeing to make or of making, funding or maintaining any LIBOR Loans hereunder, then the Company shall be liable for, and shall from time to time, upon written demand therefor by such Lender (with a copy of such demand to the Agent), which demand shall set forth the basis of such increased cost in reasonable detail, pay to the Agent for the account of such Lender, such additional amounts as are sufficient to compensate such Lender for such increased costs.

                    (b)    If any Lender shall have reasonably determined that
(i) the introduction of any Capital Adequacy Regulation, (ii) any change in any Capital Adequacy Regulation, (iii) any change in the interpretation or administration of any Capital Adequacy Regulation by any central bank or other Governmental Authority charged with the interpretation or administration thereof, or (iv) compliance with any Capital Adequacy Regulation by such Lender (or its Lending Office) or any corporation controlling such Lender, effects or would effect an increase in the amount of capital required or expected to be maintained by such Lender or any corporation controlling such Lender (taking into consideration such Lender's or such corporation's policies with respect to capital adequacy and such Lender's desired return on capital), then, upon written demand of such Lender (with a copy to the Agent), which demand shall set forth in reasonable detail the basis for any such increase in required capital, the Company shall immediately pay to such Lender, from time to time as specified by such Lender, additional amounts sufficient to compensate such Lender for such increase.

                    (c) If any Lender shall have determined that any of the events described in Sections 3.03(a) or 3.03(b) affects or would affect an increase in cost or reduction of return resulting in an additional Obligations hereunder, such Lender shall, with reasonable promptness, notify the Company and the Agent of such determination, PROVIDED that no failure to do so shall relieve the Company of any Obligation hereunder.

             3.04   FUNDING LOSSES.  The Company agrees to reimburse each
Lender for, and to hold each Lender harmless from, any loss or expense that such Lender may sustain or incur as a consequence of:

                    (a) the failure of the Company to make any required payment or prepayment of principal of any LIBOR Loan or Base Rate Loan (including payments to be made after any acceleration thereof);

                    (b) the failure of the Company to borrow, continue or convert a Loan after the Company has given (or is deemed to have given) a Borrowing Notice or a Notice of Conversion/Continuation;

                    (c) the failure of the Company to make any prepayment after the Company has given a notice in accordance with Section 2.05;

                    (d) the prepayment of a LIBOR Loan on a day which is not the last day of the Interest Period with respect thereto; or

                    (e) the conversion of any LIBOR Loan to a Base Rate Loan on a day that is not the last day of the Interest Period with respect thereto;

such amount or amounts to include an amount equal to the excess, if any, of (a) the amount of interest that would have accrued on the amount not paid, not borrowed, not prepaid, prepaid, or converted for the period from the date of such failure to pay, failure to borrow, failure to prepay, prepayment, or conversion to the last day of then current Interest Period (or in the case of a failure to borrow, the Interest Period which would have commenced on the date of such failure) at the interest rate applicable to that LIBOR Loan, over (b) the amount of interest that would accrue to the Lender on such amount at the LIBO Rate in effect on such date by placing such amount on deposit for a comparable period with leading lenders in the London interbank market.

             3.05 INABILITY TO DETERMINE RATES. If the Agent shall have determined that for any reason adequate and reasonable means do not exist for ascertaining the LIBO Rate for any requested Interest Period with respect to a proposed LIBOR Loan or that the LIBO Rate applicable pursuant to Section 2.09(a) for any requested Interest Period with respect to a proposed LIBOR Loan does not adequately and fairly reflect the cost to such Lenders of funding such Loan, the Agent will forthwith give notice of such determination to the Company and each Lender. Thereafter, the obligation of the Lenders to make or maintain LIBOR Loans hereunder shall be suspended until the Agent revokes such notice in writing. Upon receipt of such notice, the Company may revoke any Borrowing Notice or Notice of Conversion/Continuation then submitted by it. If the Company does not revoke such notice, the Lenders shall make, convert or continue the Loans, as proposed by the Company, in the amount specified in the applicable notice submitted by the Company, but such Loans shall be made, converted or continued as Base Rate Loans instead of LIBOR Loans.

             3.06 CERTIFICATES OF LENDERS. Any Lender claiming reimbursement or compensation pursuant to this Article III, shall deliver to the Company (with a copy to the Agent) a certificate setting forth in reasonable detail a summary of the basis of such demand and the amount payable to such Lender hereunder.

             3.07 SURVIVAL. The agreements and obligations of the Company in this Article III shall survive the payment of all other obligations.

                                      ARTICLE IV

                                 CONDITIONS PRECEDENT

             4.01 CONDITIONS OF FIRST LOAN. The obligation of each Lender to make its first Loan hereunder is subject to the condition that the Agent shall have received on or before the Closing Date, the following, in the case of agreements, documents and other instruments, in form and substance satisfactory to the Agent, each Lender and their respective counsel in their sole discretion and in sufficient copies for each Lender:

                    (a) BRIDGE AGREEMENT AND NOTES. This Agreement executed by the Company, the Agent and each of the Lenders, a Note executed by the Company in favor of each of the Lenders, and the REIT Guaranty Documents executed by the guarantors thereunder; the Notes shall be dated the Closing Date;

                    (b) CERTIFICATE. A certificate signed by a duly authorized Responsible Officer, dated as of the Closing Date, stating that:

                           (i)    the representations and warranties of the
Company and the REIT contained in Article V hereof and of the Company, the REIT and their Subsidiaries contained in the Loan Documents are true and correct on and as of such date, as though made on and as of such date;

                           (ii)   no Default or Event of Default exists or
would result from the initial borrowing;

                           (iii)  there has occurred since December 31, 1996 no
act, omission, change or occurrence which would have a Material Adverse Effect; and

                           (iv)   all conditions precedent set forth in this
Section 4.01 have been satisfied (other than those based solely on the approval of the Agent, the Lenders or the Requisite Lenders);

                    (c) LEGAL OPINIONS. The Agent shall have received an opinion of Colorado counsel to the Company and addressed to the Agent and the Lenders in form acceptable to Agent;

                    (d) COSTS; EXPENSES; FEES. To the extent demand has been made therefor, payment of all costs, expenses, and accrued and unpaid fees (including legal fees and expenses) to the extent then due and payable on the Closing Date, including any arising under Sections 2.10, 3.01 and 10.04 and all accrued fees, costs and expenses due or unpaid under the Previous Credit Agreement;

                    (e) REVOLVING CREDIT AGREEMENT. The Revolving Credit Agreement shall have become effective; and

                    (f) OTHER DOCUMENTS. Such other approvals, opinions, or documents as the Agent or the Requisite Lenders may reasonably request.

             4.02 CONDITIONS TO EACH LOAN. The obligation of each Lender to make any Loan (including its first Loan) is subject to the satisfaction of the following conditions precedent:

                    (a) BORROWING NOTICE. The Agent shall have received in the case of a Loan (with, in the case of the first Loan only, a copy for each Lender) a Borrowing Notice or Notice of Conversion/Continuation in compliance with the terms of Section 2.03 or Section 2.04, as applicable;

                    (b) OTHER DOCUMENTS. The Agent shall have received such other approvals, opinions and documents as the Agent or any Lender may reasonably request;

                    (c) AVAILABILITY LIMITS. The Outstanding Amount shall not, as a result of the making, continuation or conversion of such Loan, exceed the Bridge Availability;

                    (d) REPRESENTATIONS AND WARRANTIES. The representations and warranties made by the Company, the REIT and their respective Subsidiaries contained in the Loan Documents, including Article V of this Agreement, shall be true and correct on and as of the date such Loan is made, with the same effect as if made on and as of such date;

                    (e) NO EXISTING DEFAULT. No Default or Event of Default shall exist or shall result from the making, continuation or conversion of such Loan;

                    (f) NO MATERIAL ADVERSE EFFECT. No act, omission, change, occurrence or event which has a Material Adverse Effect shall have occurred since the Closing Date; and

                    (g) NO FUTURE ADVANCE NOTICE. Neither the Agent nor any Lender shall have received from the Company, the REIT or any Subsidiary thereof, any notice that any Pledge Agreement will no longer secure, or that the REIT Guaranty Documents will no longer guaranty, future Loans to be made under this Agreement.

Each Borrowing Notice and Notice of Continuation/Conversion submitted by the Company hereunder shall constitute a representation and warranty by the Company hereunder, as of the date of such notice and as of the date of the making, continuation or conversion of the corresponding Loan, that the conditions in this Section 4.02 have been satisfied.

                                      ARTICLE V

                            REPRESENTATIONS AND WARRANTIES

             The Company represents and warrants to the Agent and each Lender that:

             5.01 REPRESENTATIONS UNDER THE REVOLVING CREDIT AGREEMENT. All of the representations and warranties of the Company under the Revolving Credit Agreement are true and correct (as if the terms "Loan Documents" and "Obligations" as used in the Revolving Credit Agreement included not only the "Loan Documents" and "Obligations" as defined therein but also the "Loan Documents" and "Obligations" as defined herein).

             5.02 TITLE TO THE FUNDED PROJECTS. The Company and the Wholly-Owned Subsidiaries have good record and marketable title in fee simple to any Funded Projects owned thereby, subject only to title exceptions disclosed to and approved by the Lenders pursuant to Section 2.14(b).

             5.03 GOVERNMENTAL AUTHORIZATION. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority (except for recordings in connection with the Liens granted to the Agent under the Equity Interests Pledge Documents) is necessary or required in connection with the execution, delivery or performance by, or enforcement against, the Company or any of its Subsidiaries of this Agreement or any other Loan Document.

             5.04 CERTAIN REPRESENTATIONS CONCERNING FUNDED PROJECTS. The representations of the Company under Sections 5.11 and 5.20 through 5.25, inclusive, of the Revolving Credit Agreement made with respect to the Borrowing Base Properties are true and correct as if made herein with respect to the Funded Projects.

             5.05 EQUITY INTERESTS PLEDGE AGREEMENTS. When executed and delivered pursuant hereto, the Equity Interests Pledge Agreements shall be effective to create in favor of the Agent, for the benefit of the Lenders, legal, valid and enforceable first-priority Liens in the Collateral described therein and the proceeds thereof. All action shall have been taken that is necessary or appropriate to perfect the Agent's Lien, for the benefit of the Lenders, in the Collateral. All representations and warranties of the Company and any other Person party thereto contained in any Equity Interests Pledge Documents are true and correct.

             5.06 USE OF PROCEEDS; MARGIN REGULATIONS. The proceeds of the Loans are intended to be and shall be used solely for the purposes set forth in and permitted by Sections 2.01(b) and Section 6.06, and are intended to be and shall be used in compliance with Section 7.03.

             5.07 NOT A "FOREIGN PERSON." Neither the Company nor any Wholly-Owned Subsidiary which owns a Funded Project is a

"foreign person" within the meaning of Section 1445(f)(3) of the Internal Revenue Code.

             5.08 FULL DISCLOSURE. None of the representations or warranties made by the Company, the REIT, the Management Entity or any Subsidiary in the Loan Documents as of the date such representations and warranties are made or deemed made, and none of the statements contained in each exhibit, report, statement or certificate furnished by or on behalf of any such Person in connection with the Loan Documents, contains any untrue statement of a material fact or omits any material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they are made, not misleading. There is no fact, to the Knowledge of the Company, which materially and adversely affects the business, operations, properties, assets or condition (financial or otherwise) of the Company, the REIT, the Management Entities, or any of the Subsidiaries which has not been disclosed herein or in other documents, certificates and statements furnished to the Agent and each Lender hereunder or pursuant hereto. The copies of all documents delivered to the Agent and/or the Lenders from time to time in connection with this Agreement are and shall be true and complete copies of the originals thereof and have not been or shall not be amended except as disclosed to the Agent and/or the Lenders, as applicable.

                                      ARTICLE VI

                                AFFIRMATIVE COVENANTS

             The Company covenants and agrees that, so long as any Lender shall have any Bridge Commitment hereunder, or any Loan or other obligation shall remain unpaid or unsatisfied, unless the Requisite Lenders waive compliance in writing:

             6.01 FINANCIAL INFORMATION. In addition to providing the financial information required under Section 6.01 of the Revolving Credit Agreement, the Company shall deliver to the Agent, in form and detail satisfactory to the Agent and the Lenders, such information with respect to the Funded Projects as is required thereunder with respect to the Borrowing Base Properties.

             6.02 CERTIFICATES; OTHER INFORMATION. The Company shall furnish to the Agent with sufficient copies for each Lender:

                    (a) ACCOUNTING CERTIFICATES. Concurrently with the delivery of the annual financial statements required under Section 6.01(a) of the Revolving Credit Agreement, a certificate of the independent certified public accountants reporting on such financial statements stating that, in making the examination necessary therefor, no knowledge was obtained of any Default or Event of Default, except as specified in such certificate;

                    (b) OFFICERS' CERTIFICATES. Concurrently with the delivery of the quarterly and annual financial statements required under Sections 6.01(a) and (b) of the Revolving Credit Agreement, a compliance certificate, substantially in the form of EXHIBIT G, signed by at least two
(2) Responsible Officers stating that, to the best of such officers' knowledge, each of the Company, the REIT and their respective Subsidiaries, during such period, has observed or performed all of its covenants and other agreements, and satisfied every condition contained in this Agreement and the other Loan Documents to be observed, performed or satisfied by it, and that such officers have no knowledge of any Default or Event of Default except as specified in such certificate. Notwithstanding anything to the contrary contained herein and without limiting the Banks' other rights and remedies, if such certificate is not provided on the due date therefor, the Company shall be prohibited from any further borrowings under the Bridge Facility until such certificate is provided, and the Company shall make successive, cumulative payments in the amount of ten percent (10%) of the outstanding balance of the Loans at the end of each seven (7) day period during which the Company continues to fail to provide such certificate after the due date therefor;

                    (c) OTHER INFORMATION. Promptly, such additional financial and other information as the Agent may from time to time reasonably request.

             6.03 NOTICES. The Company shall promptly (and in no event later than ten (10) days after the Company has reason to know of the same) notify the Agent and each Lender of:

                    (a) DEFAULT; EVENT OF DEFAULT. The occurrence of any Default or Event of Default, and of the occurrence or existence of any event or circumstance that is likely to become a Default or Event of Default;

                    (b) LEGAL COMPLIANCE. Any material notice received from any Governmental Authority asserting that any Funded Project is not in compliance with any Requirements of Law;

                    (c) DEFAULT; EVENT OF DEFAULT. The occurrence of any Default or Event of Default, and of the occurrence or existence of any event or circumstance that is likely to become a Default or Event of Default;

                    (d) MATERIAL ADVERSE EFFECT. The occurrence of any act, development or other matter which would reasonably be expected to have a Material Adverse Effect; and

                    (e) EVENTS REQUIRING MANDATORY PREPAYMENT. The occurrence of any event or circumstance that causes, or is likely to cause, the Company's obligation to prepay a Loan to arise under Section 2.14(d).


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

             6.04 INSURANCE. The Company shall maintain, and shall cause each Wholly-Owned Subsidiary to maintain, with financially sound and reputable independent insurers, insurance with respect to the Funded Products against loss or damage of the kinds customarily insured against by Persons engaged in the same or a similar business, of such types and in such amounts as are customarily carried under similar circumstances by such other Persons; including workers' compensation insurance, public liability and property and casualty insurance (which amount shall not be reduced in the absence of 30 days' prior notice to the Agent).

             6.05 ENVIRONMENTAL LAWS. The Company shall, and shall cause each Wholly-Owned Subsidiary to, keep and maintain its Funded Projects in compliance in all material respects with all Environmental Laws.

             6.06 USE OF PROCEEDS. The Company shall use the proceeds of the Loans solely in accordance with Section 2.01(b) above.

             6.07 INSPECTION OF PROPERTY AND BOOKS AND RECORDS. The Company shall maintain, and shall cause each Wholly-Owned Subsidiary to maintain, proper books of record and account, in which full, true and correct entries in conformity with GAAP consistently applied shall be made of all financial transactions and matters involving the Funded Projects. The Company shall permit, and shall cause each Wholly-Owned Subsidiary to permit, representatives of the Agent or any Lender to visit and inspect any of its Funded Projects, to conduct audits thereof, to examine their respective corporate, financial and operating records, and make copies thereof or abstracts therefrom, all at the expense of the Company and at any time during normal business hours and as often as may be reasonably desired, upon no less than forty-eight (48) hours advance notice to the Company; PROVIDED, HOWEVER, when an Event of Default exists, the Agent or any Lender may visit and inspect at the expense of the Company such Funded Projects at any time during business hours and without advance notice.

             6.08 ADDITIONAL GUARANTIES. Promptly upon the formation by the REIT of any Wholly-Owned Subsidiary of the REIT, the REIT shall cause such Wholly-Owned Subsidiary to deliver to the Agent for the ratable benefit of the Lenders a guaranty of the Obligations in the form attached hereto as EXHIBIT D.

             6.09 COVENANTS RELATING TO FUNDED PROJECTS. The Company hereby agrees as follows:

                    (a) MAINTENANCE. The Company shall maintain each Funded Project in good order and condition in accordance with the Company's past practices.

                    (b) LEASES. The Company shall not enter into any lease of any Funded Project other than apartment leases or other ordinary course leases consistent with past practice and having terms of less than one (1) year on market terms. The Company shall deliver to the Agent a copy of the standard lease forms utilized for the Funded Project from time to time.

                    (c) MATERIAL AGREEMENTS. The Company shall obtain the prior written approval of the Agent and the Requisite Lenders prior to entering into any reciprocal easement or similar agreement, ground lease or any other material agreement affecting any Funded Project.

                    (d) MANAGEMENT CONTRACTS. The Company shall obtain the prior written approval of the Agent and the Requisite Lenders prior to entering into any property management agreement with a Person other than the Company, one of the Management Entities or any of their Subsidiaries, or replacing the property manager for any Funded Project with a Person other than the Company, one of the Management Entities or any of their Subsidiaries. The Company shall cause all property management contracts affecting Funded Projects to permit termination of the manager (whether such manager is one of the Management Entities or otherwise) by the owner within thirty days' written notice, without penalty, and the Company shall not permit the management fee payable under any such property management agreement to exceed three percent (3%) of gross receipts from such property per fiscal year.

                    (e) CONSTRUCTION. The Company shall obtain the prior written approval of the Agent and the Requisite Lenders prior to entering into any major construction or renovation affecting a Funded Project and shall discharge all mechanic's liens resulting from any such construction or renovation.

                    (f) LIENS. The Company shall keep each Funded Project at all times free and clear of all Liens (unless such Liens are bonded and thereby released of record in a manner satisfactory to the Agent), except for title exceptions disclosed to and approved by the Lenders pursuant to Section 2.14(b)(i).

             6.10 PAYMENT OF OBLIGATIONS. The Company shall, and shall cause each Wholly-Owned Subsidiary to, pay and discharge as the same shall become due and payable and otherwise comply with, all their respective obligations and liabilities, including (a) all tax liabilities, assessments and governmental charges or levies upon it or its Funded Projects, unless the same are being contested in good faith by appropriate proceedings and adequate reserves in accordance with GAAP are being maintained by the Company or such Person, (b) all lawful claims which, if unpaid, would by law become a Lien upon its Funded Projects, (c) all Indebtedness, as and when due and payable, but subject to any subordination provisions contained in any instrument or agreement evidencing such Indebtedness, and (d) all Contractual Obligations.

             6.11   FURTHER ASSURANCES.

                    (a) FULL DISCLOSURE. The Company will ensure that all other written information, exhibits and reports furnished to any Agent or Lender by the Company or any Wholly-Owned Subsidiary do not contain any untrue statement of a material fact and do not and will not omit to state any material fact or any fact necessary to make the statements contained therein not misleading in light of the circumstances in which made, and will promptly disclose to the Agent and the Lenders and correct any defect or error that may be discovered therein or in any Loan Document or in the execution, acknowledgment or recordation thereof.

                    (b) FURTHER ACTS. Promptly upon request by the Agent or the Requisite Lenders, the Company shall (and shall cause each Wholly-Owned Subsidiary to) do, execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register, any and all such further acts, deeds, conveyances, security agreements, mortgages, deeds of trust, assignments, estoppel certificates, financing statements and continuations thereof, termination statements, notices of assignment, transfers, certificates, assurances and other instruments that the Agent or such Lenders, as the case may be, may reasonably require from time to time in order (i) to carry out more effectively the purposes of this Agreement or any other Loan Document, (ii) to subject to the Liens created by any of the Equity Interests Pledge Documents any of the Collateral, (iii) to perfect and maintain the validity, effectiveness and priority of any of the Equity Interests Pledge Documents and the Liens intended to be created thereby, and (iv) to better assure, convey, grant, assign, transfer, preserve, protect and confirm to the Agent and Lenders the rights granted or now or hereafter intended to be granted under any Loan Document, or any other document executed in connection herewith or therewith.

             6.12 COVENANT TO INDEMNIFY REGARDING CONSTRUCTION AND OTHER RISKS. The Company hereby indemnifies, defends and holds the Agent and the Lenders and their respective affiliates, assignees, successors, officers, directors, employees and agents (collectively, the "Indemnified Parties") harmless from and against any and all Indemnified Costs (defined below) directly or indirectly arising out of or resulting from construction of any improvements on any of the Funded Projects, including any defective workmanship or materials; or any failure to satisfy any requirements of any laws, regulations, ordinances, governmental policies or standards, reports, subdivision maps or development agreements that apply or pertain to any of the Funded Projects; or breach of any representation or warranty made or given by the Company to any of the Indemnified Parties or to any prospective or actual buyer of all or any portion of any of the Funded Projects; or any claim or cause of action of any kind by any party that any Indemnified Party is liable for any act or omission of the Company, its Subsidiaries or any other person or entity in connection with the ownership, sale, operation or development of any of the Funded Projects. Upon demand by any Indemnified Party, the Company shall defend any investigation, action or proceeding involving any Indemnified Costs which is brought or commenced against any Indemnified Party, whether alone or together with the Company or any other person, all at the Company's own cost and by counsel to be approved by the Indemnified Party in the exercise of its reasonable judgment. In the alternative, any Indemnified Party may elect to conduct its own defense at the expense of the Company. As used in this Agreement, "Indemnified Costs" means all actual or threatened liabilities, claims, actions, causes of action, judgments, orders, damages (including foreseeable and unforeseeable consequential damages), costs, expenses, fines, penalties and losses (including sums paid in settlement of claims and all consultant, expert and legal fees and expenses of the relevant Indemnified Party's counsel), including those incurred in connection with any repair or restoration work of the real property owned by the Company, or any resulting damages, harm or injuries to the person or property of any third parties or to any natural resources. The foregoing indemnity shall not cover any Indemnified Costs which arise as the result of the gross negligence or willful misconduct of any Indemnified Party. Any Indemnified Parties who are not parties to this Agreement are also intended beneficiaries of this Section, as well as the Agent and the Lenders.

             6.13   INDEMNITY REGARDING HAZARDOUS SUBSTANCES.

                    (a) INDEMNITY. The Company hereby indemnifies, defends and holds the Indemnified Parties harmless from and against any and all Indemnified Costs directly or indirectly arising out of or resulting from any Hazardous Substance being present or released in, on or around any part of any Funded Project, or in the soil, groundwater or soil vapor on or under any Funded Project, including:

                           (i)    Any claim for such Indemnified Costs asserted
by any federal, state or local governmental agency, including the United States Environmental Protection Agency and the California Department of Health Services, and including any claim that any Indemnified Party is liable for any such Indemnified Costs as an "owner" or "operator" of any Funded Project under any law relating to Hazardous Substances; and

                           (ii)   Any such Indemnified Costs claimed against
any Indemnified Party by any person other than a governmental agency, including any person who may purchase or lease all or any portion of any Funded Project from the Company or its Subsidiaries, from any Indemnified Party, or from any other purchaser or lessee; any person who may at any time have any interest in all or any portion of the any Funded Project; any person who may at any time be responsible for any clean-up costs or other Indemnified Costs relating to any Funded Project; and any person claiming to have been injured in any way as a result of exposure to any Hazardous Substance; and

                           (iii)  Any such Indemnified Costs which any
Indemnified Party reasonably believes at any time must be incurred to comply with any law, judgment, order, regulation or regulatory directive relating to Hazardous Substances, or which any Indemnified Party reasonably believes at any time must be incurred to protect the public health or safety; and

                           (iv)   Any such Indemnified Costs resulting from
currently existing conditions in, on or around any Funded Project, whether known or unknown by the Company, its Subsidiaries or the Indemnified Parties at the time each Funded Project is acquired, and any such Indemnified Costs resulting from the activities of the Company, it Subsidiaries or the tenants of either of them, or any other person in, on or around any Funded Project.

                    (b) NO INDEMNITY FOR GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. Notwithstanding anything contained in this Agreement which may be construed to the contrary, the Company and its Subsidiaries shall have no obligation to indemnify any Indemnified Party for any Indemnified Costs arising out of the gross negligence or willful misconduct of an Indemnified Party.

                    (c) DEFENSE OF INDEMNIFIED PARTIES. Upon demand by any Indemnified Party, the Company and its Subsidiaries shall defend any investigation, action or proceeding involving any Indemnified Costs which is brought or commenced against any Indemnified Party, whether alone or together with the Company or any other person, all at the Company's own, cost and by counsel to be approved by the Indemnified Party in the exercise of its reasonable judgment. In the alternative, any Indemnified Party may elect to conduct its own defense at the expense of the Company and its Subsidiaries.

                    (d) COMPLIANCE REGARDING HAZARDOUS SUBSTANCES. The Company shall, and shall cause its Subsidiaries to, comply and cause all tenants and any other persons who may come upon any Funded Project to comply, with all laws, regulations and ordinances governing or applicable to Hazardous Substances, including those requiring disclosures to prospective and actual buyers of all or any portion of any Funded Project. The Company also shall, and shall also cause its Subsidiaries to, comply with the recommendations of any qualified environmental engineer or other expert which apply or pertain to any Funded Project.

                    (e) NOTICES REGARDING HAZARDOUS SUBSTANCES. The Company shall, and shall cause its Subsidiaries to, promptly notify the Agent if it knows, suspects or believes there may be any Hazardous Substance in or around any Funded Project, or in the soil, groundwater or soil vapor on or under such Funded Project, or that the Company, any of its Subsidiaries or any Funded Project may be subject to any threatened or pending investigation by any governmental agency under any law, regulation or ordinance pertaining to any Hazardous Substance.

                    (f) SITE VISITS, OBSERVATIONS AND TESTING. The Indemnified Parties and their agents and representatives shall have the right at any reasonable time to enter and visit any Funded Project for the purposes of observing the Funded Project, taking and removing soil or groundwater samples, and conducting tests on any part of the Funded Project. The Indemnified Parties have no duty, however, to visit or observe the any Funded Project or to conduct tests, and no site visit, observation or testing by any Indemnified Party shall impose any liability on any Indemnified Party. In no event shall any site visit, observation or testing by any Indemnified Party be a representation that Hazardous Substances are or are not present in, on or under any Funded Project, or that there has been or shall be compliance with any law, regulation or ordinance pertaining to Hazardous Substances or any other applicable governmental law. Neither the Company, its Subsidiaries nor any other party is entitled to rely on any site visit, observation or testing by any Indemnified Party. The Indemnified Parties owe no duty of care to protect the Company or any other party against, or to inform the Company, its Subsidiaries or any other party of, any Hazardous Substances or any other adverse condition affecting any Funded Project. Any Indemnified Party shall give the Company reasonable notice before entering any Funded Project. The Indemnified Party shall make reasonable efforts to avoid interfering with the Company's or any tenant's use of any Funded Project in exercising any rights provided for in this Section. Each Indemnified Party will use reasonable business practices in conducting its site visits, observations and testing.

                                     ARTICLE VII

                                  NEGATIVE COVENANTS

             The Company hereby covenants and agrees that, so long as any Lender shall have any Bridge Commitment hereunder, or any Loan or other Obligation shall remain unpaid or unsatisfied, unless the Requisite Lenders waive compliance in writing:

             7.01 LIENS. Neither the Company nor any Wholly-Owned Subsidiary shall, directly or indirectly, make, create, incur, assume or suffer to exist any Lien upon or with respect to any part of its Funded Projects, whether now owned or hereafter acquired, other than the title exceptions disclosed to and approved by the Lenders pursuant to Section 2.14(b)(i).

             7.02 DISPOSITION OF FUNDED PROJECTS. The Company shall not, and shall not suffer or permit any of its Subsidiaries to, directly or indirectly, make any Disposition of any Funded Project or any portion thereof or interest therein; provided, however, so long as no Default or Event of Default is then continuing, the Company shall have the right to make a Disposition of any Funded Project by paying to the Agent for distribution to the Lenders an amount equal to the greater of the Loan applicable to such Funded Project or the amount which would be required to be paid to the Lenders so that the Outstanding Amount of the Bridge Loan immediately after such Disposition would not exceed the Bridge Availability (calculated without including the Funded Project to which such Disposition would be effective), and upon receipt of such payment, such project shall no longer be deemed a "Funded Project" hereunder..

             7.03 USE OF PROCEEDS. The Company shall not use any portion of the Loan proceeds, directly or indirectly, (a) to purchase or carry Margin Stock, (b) to repay or otherwise refinance indebtedness of the Company or others incurred to purchase or carry Margin Stock, (c) to extend credit for the purpose of purchasing or carrying any Margin Stock, (d) to acquire any security in any transaction that is subject to Section 13 or 14 of the Exchange Act, or (e) for any purpose other than those permitted by Section 6.06.

                                     ARTICLE VIII

                                  EVENTS OF DEFAULT

             8.01 EVENT OF DEFAULT. Any of the following shall constitute an "Event of Default":

                    (a)    NON-PAYMENT.  The Company shall fail to pay,
(i) when and as required to be paid herein, any amount of principal of any Loan, or (ii) within five days after the same shall become due, any amount of interest on any Loan or any fee or other amount payable hereunder or pursuant to any other Loan Document; or

                    (b) REPRESENTATION OR WARRANTY. Any representation or warranty by the Company, the REIT, any Management Entity or any Subsidiary made or deemed made herein, in any Loan Document, or in any certificate, document or financial or other statement by the Company, the REIT, any Management Entity or any Subsidiary, or any Responsible Officer, furnished at any time under this Agreement, or in or under any Loan Document, shall prove to have been incorrect in any material respect on or as of the date made or deemed made; or

                    (c) SPECIFIC DEFAULTS. The Company shall fail to perform or observe any term, covenant or agreement contained in Section 2.01(b) or in Article VII; or

                    (d) OTHER DEFAULTS. The Company shall fail to perform or observe any other term or covenant contained in this Agreement or any Loan Document, and such default shall continue unremedied for a period of 20 days after the earlier of (i) the date upon which a Responsible Officer knew or received written notice of such failure or (ii) the date upon which written notice thereof is given to the Company by any Agent or Lender; or

                    (e) CROSS-DEFAULT. An "Event of Default" (as such term is defined in the Revolving Credit Agreement) occurs and is continuing; or

                    (f)    COLLATERAL AND GUARANTY DOCUMENTS.

                           (i)    Any provision of a Pledge Agreement shall for
any reason (other than pursuant to the terms thereof) cease to be valid and binding on or enforceable against the Company or other Person party thereto (except to the extent that the same results solely from an act or omission of the Agent or the Lenders), or the Company or such Person shall so state in writing or bring an action to limit its obligations or liabilities thereunder; or

                           (ii)   Any Pledge Agreement shall for any reason
(other than pursuant to the terms thereof) cease to create a valid security interest in the Collateral purported to be covered thereby, or such security interest shall for any reason cease to be a perfected and first-priority security interest; or

                           (iii)  Any party to a Pledge Agreement (other than
the Agent or Lenders) shall fail to perform or observe any term or covenant contained in such Pledge Agreement, and such failure shall continue unremedied for a period of 20 days after the earlier of (A) the date upon which a Responsible Officer knew or received written notice of such failure or (B) the date upon which written notice thereof is given to the Company by the Agent, or any other event or condition shall occur or exist under a Pledge Agreement that constitutes an "Event of Default" as defined therein; or

                    (g) ENVIRONMENTAL LIENS. Any Funded Project shall become subject to one or more Liens in any amount under any Environmental Law and such Liens shall remain in place for thirty (30) days after the creation thereof.

             8.02   REMEDIES.

                    If any Event of Default occurs, the Agent shall, at the request of, or may, with the consent of, the Requisite Lenders:

                    (a) TERMINATION OF BRIDGE COMMITMENT. Declare the Bridge Commitment of each Lender to make Loans to be terminated, whereupon such Bridge Commitments shall forthwith be terminated;

                    (b) ACCELERATION. Declare (i) the unpaid principal amount of all outstanding Loans and all interest accrued and unpaid thereon, and
(ii) all other amounts owing or payable hereunder or under any other Loan Document to be immediately due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived; and

                    (c) OTHER REMEDIES. Exercise on behalf of itself and the Lenders all rights and remedies available to it and the Lenders under the Loan Documents or applicable law;

PROVIDED, however, that upon the occurrence of any event specified in Section 8.01(f) or 8.01(g) of the Revolving Credit Agreement (and in the case of clause
(i) of said Section 8.01(g) upon the expiration of the sixty (60)-day period mentioned therein), the Bridge Commitment of each Lender to make Loans shall automatically terminate, and the unpaid principal amount of all outstanding Loans and interest accrued and unpaid thereon, and all other amounts owing or payable hereunder as aforesaid shall automatically become due and payable without further act of any Agent or Lender.

             8.03 RIGHTS NOT EXCLUSIVE. The rights provided for in this Agreement and the other Loan Documents are cumulative and are not exclusive of any other rights, powers, privileges or remedies provided by law or in equity, or under any other instrument, document or agreement now existing or hereafter arising.

                                      ARTICLE IX

                                      THE AGENT

             9.01 APPOINTMENT AND AUTHORIZATION. Each Lender hereby irrevocably appoints, designates and authorizes the Agent to take such action on its behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary contained elsewhere in this Agreement or in any other Loan Document, Agent shall not have any duties or responsibilities except those expressly set forth herein, nor shall Agent have or be deemed to have any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist on the part of Agent.

             9.02 DELEGATION OF DUTIES. Agent may execute any of its duties under this Agreement or any other Loan Document by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. Agent shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects with reasonable care.

             9.03 LIABILITY OF AGENT. The Agent, its respective Affiliates, or their respective officers, directors, employees, agents, or attorneys-in-fact (all of the foregoing being collectively referred to as the "Agent-Related Persons") shall not (a) be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Loan Document (except for its own gross negligence or willful misconduct), or (b) be responsible in any manner to any of the Lenders for any recital, statement, representation or warranty made by the Company, the REIT, any Management Entity or Subsid-iary or any Affiliate of any such Person, or any officer thereof, contained in this Agreement or in any other Loan Document, or in any certificate, report, statement or other document referred to or provided for in, or received by Agent under or in connection with, this Agreement or any other Loan Document, or for the value of any Collateral or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement, any other Loan Document, or for any failure of the Company, the REIT or any other party to any Loan Document to perform its obligations hereunder or thereunder. No Agent-Related Person shall be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the Properties, books or records of the Company, the REIT, any Management Entity or Subsidiary or Affiliates thereof.

             9.04   RELIANCE BY AGENT.

                    (a) GENERALLY. The Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telegram, telecopy, telex or telephone message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to the Company), independent accountants and other experts selected by the Agent. The Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Requisite Lenders as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action.
The Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Loan Document in accordance with a request or consent of the Requisite Lenders, and such request and any action taken or failure to act pursuant thereto shall be binding upon all of the Lenders.

                    (b) CONDITIONS PRECEDENT. For purposes of determining compliance with the conditions specified in Sections 4.01 and 4.02 (as to the initial borrowing hereunder), each Lender that has executed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to such Lender, unless an officer of the Agent responsible for the transactions contemplated by the Loan Documents shall have received notice from such Lender prior to the initial borrowing specifying its objection thereto and either such objection shall not have been withdrawn by notice to the Agent to that effect or such Lender shall not have made available to the Agent the Lender's ratable portion of such borrowing.

             9.05 NOTICE OF DEFAULT. The Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default, except with respect to defaults in the payment of principal, interest and fees required to be paid to the Agent for the account of the Lenders, unless the Agent shall have received written notice from a Lender or the Company referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default." In the event that the Agent receives such a notice, the Agent shall give notice thereof to the Lenders. The Agent shall take such action with respect to such Default or Event of Default as shall be requested by the Requisite Lenders in accordance with Article VIII; PROVIDED, HOWEVER, that unless and until the Agent shall have received any such request, it may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable or in the best interest of the Lenders.

             9.06 CREDIT DECISION. Each Lender expressly acknowledges that none of the Agent-Related Persons has made any representation or warranty to such Lender and that no act by the Agent hereinafter taken, including any review of the affairs of the Company, the REIT, any Management Entity or Subsidiary, shall be deemed to constitute any representation or warranty by the Agent to any Lender. Each Lender represents to the Agent that such Lender has, independently and without reliance upon the Agent and based on such documents and information as such Lender has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, Properties, financial and other condition and creditworthiness of the Company, the REIT, any Management Entity or Subsidiary, and all applicable lender regulatory laws relating to the transactions contemplated thereby, and made its own decision to enter into this Agreement and extend credit to the Company hereunder. Each Lender also represents that it will, independently and without reliance upon the Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, Properties, financial and other condition and creditworthiness of the Company, the REIT, the Management Entities and the Subsidiaries. Except for notices, reports and other documents expressly herein required to be furnished to the Lenders by the Agent, Agent shall have no duty or responsibility to provide any Lender with any credit or other information concerning the business, prospects, operations, Properties, financial and other condition or creditworthiness of the Company, the REIT, the Management Entities and the Subsidiaries which may come into the possession of any of the Agent-Related Persons.

             9.07 INDEMNIFICATION. The Lenders shall indemnify upon demand the Agent-Related Persons (to the extent not reimbursed by or on behalf of the Company and without limiting the obligation of the Company to do so) ratably from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses and disbursements of any kind whatsoever which may at any time (including at any time following the repayment of the Loans) be imposed on, incurred by or asserted against any such Person in any way relating to or arising out of this Agreement or any document contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by any such Person under or in connection with any of the foregoing; PROVIDED, HOWEVER, that no Lender shall be liable for the payment to the Agent-Related Persons of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting solely from such Person's gross negligence or willful misconduct. Without limitation of the foregoing, each Lender shall reimburse the Agent upon demand (to the extent the Agent is not reimbursed upon demand by the Company, unless the Agent is legally restricted from making such demand upon the Company, in which case demand need not be made upon the Company) for its ratable share of any costs or out-of-pocket expenses (including Attorney Costs) incurred by the Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Loan Document, or any document contemplated by or referred to herein to the extent that the Agent is not reimbursed for such expenses by or on behalf of the Company. Without limiting the generality of the foregoing, if the IRS or any authority of the United States or other jurisdiction asserts a claim that the Agent did not properly withhold tax from amounts paid to or for the account of any Lender (because the appropriate form was not delivered or was not properly executed, or because such Lender failed to notify the Agent of a change in circumstances which rendered the exemption from, or reduction of, withholding tax ineffective, or for any other reason), such Lender shall indemnify the Agent fully for all amounts paid, directly or indirectly, by the Agent as tax or otherwise, including penalties and interest, and including any taxes imposed by any jurisdiction on the amounts payable to the Agent under this Section 9.07, together with all costs, expenses and attorneys' fees (including allocated costs for in-house legal services). The obligation of the Lenders in this Section shall survive the payment of all Obligations.

             9.08 AGENT IN INDIVIDUAL CAPACITY. BofA (and any other Lender that may hereafter serve as Agent) and each of their respective Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory or other business with, the Company, the REIT, the Management Entities and the Subsidiaries and Affiliates as though BofA (or any other such Lender) were not the agent hereunder and without notice to the Lenders. With respect to its Loans, BofA (and any other Lender that may hereafter serve as


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

Agent), shall have the same rights and powers under this Agreement as any other Lender and may exercise the same as though each of them were not an agent, and the terms "Lender" and "Lenders" shall include BofA (and any other Lender that may hereafter serve as Agent), in its individual capacity.

             9.09 SUCCESSOR AGENTS. The Agent may resign as Agent upon 30 days' notice to the Lenders. If an Agent shall resign under this Agreement, the Requisite Lenders shall appoint from among the Lenders a successor Agent for the Lenders, which successor Agent shall, if no Default or Event of Default exists hereunder, be subject to the approval of the Company. If no successor Agent is appointed prior to the effective date of the resignation of the retiring Agent, the retiring Agent shall appoint, after consulting with the Lenders and the Company, a successor Agent. Upon the acceptance of its appointment as successor Agent hereunder, such successor Agent shall succeed to all the rights, powers and duties of the retiring Agent, and the term "Agent" shall mean such successor Agent, and the retiring Agent's rights, powers and duties as Agent shall be terminated. After any retiring Agent's resignation hereunder as Agent, the provisions of this Article IX and Sections 10.04 and 10.05 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was an Agent under this Agreement.

             9.10   COLLATERAL MATTERS.

                    (a) PERFECTION. The Agent is authorized on behalf of all the Lenders, without the necessity of any notice to or further consent from the Lenders, from time to time to take any action with respect to any Collateral or the Equity Interests Pledge Documents which may be necessary to perfect and maintain perfected the security interest in and Liens upon the Collateral granted pursuant to the Equity Interests Pledge Documents.

                    (b) NO OTHER COLLATERAL. Each Lender agrees with and in favor of each other (which agreement shall not be for the benefit of the Company, the REIT, the Management Entities or any Subsidiaries) that the Company's obligation to such Lender under this Agreement and the other Loan Documents is not and shall not be secured by any real property collateral now or hereafter acquired by such Lender other than the Collateral hereunder.

                                      ARTICLE X

                                    MISCELLANEOUS

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

             10.01  AMENDMENTS AND WAIVERS.

                    (a) Generally. No amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent with respect to any departure therefrom, shall be effective unless the same shall be in writing and signed by the Requisite Lenders, and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

                    (b) MATTERS REQUIRING UNANIMOUS CONSENT. Not withstanding the terms of Section 10.01(a), no amendment or waiver of any provision of this Agreement or any other Loan Document, no agreement to forebear from acting upon any departure by the Company therefrom, and no consent with respect to any departure by the Company therefrom, shall be effective to do any of the following unless the same is in writing and signed by all the Lenders:

                           (i)    increase the Bridge Commitment of any Lender;

                           (ii)   postpone or delay any date fixed for any
payment of principal, interest, fees or other amounts due hereunder or under any Loan Document whether by acceleration or otherwise;

                           (iii)  reduce the principal of, or the rate of
interest specified herein on, any Loan, or any fees or other amounts payable hereunder or under any Loan Document;

                           (iv)   change the percentage of the Bridge
Commitments or of the aggregate unpaid principal amount of the Loans required for the Lenders or any of them to take any action hereunder;

                           (v)    amend Section 2.16 (Sharing of Payments,
Etc.), Section 6.10 (Use of Proceeds), Section 8.02 (Remedies), Section 10.15 (Governing Law and Jurisdiction) or this Section 10.01;

                           (vi)   release any portion of the Collateral except
for the release, upon the written request of the Company, and with the consent of the Requisite Lenders, of the Stock in a Wholly-Owned Subsidiary upon the repayment of all Loans made with respect to the acquisition of Funded Projects by such Subsidiary; or

                           (vii)  release any guarantor from liability under
the REIT Guaranty Documents.

                    (c) MATTERS REQUIRING AGENTS' CONSENT. Notwithstanding the terms of Section 10.01(a), no amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent with respect to any departure by the Company there-


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

from, shall be effective to affect the rights or duties of the Agent under this Agreement or any other Loan Document unless the same is in writing and signed by the Agent.

             10.02  NOTICES.

                    (a) DELIVERY. All notices, requests and other communications provided for hereunder shall be in writing (including, unless the context expressly otherwise provides, telegraphic, telex, facsimile transmission or cable communication) and mailed, telegraphed, telexed or delivered, (i) if to the Company, to its address specified on the signature pages hereof, (ii) if to any Lender, to its Domestic Lending Office, and (iii) if to Agent, to its address specified on the signature pages hereof; or, as to the Company or the Agent, to such other address as shall be designated by such party in a written notice to the other parties, and as to each other party, at such other address as shall be designated by such party in a written notice to the Company and the Agent.

                    (b) RECEIPT. All such notices and communications shall, when transmitted by overnight delivery, telegraphed, telecopied by facsimile, telexed or cabled, be effective when delivered for overnight delivery or to the telegraph company, transmitted by telecopier, confirmed by telex answerback or delivered to the cable company, respectively, or if delivered, upon delivery, except that notices pursuant to Article II or VIII shall not be effective until actually received by the Agent.

                    (c) RELIANCE. The Company acknowledges and agrees that any agreement of the Agent and the Lenders under Article II to receive certain notices by telephone and facsimile is solely for the convenience and at the request of the Company. The Agent and the Lenders shall be entitled to rely on the authority of any Person purporting to be a Person authorized by the Company to give such notice, and the Agent and the Lenders shall not have any liability to the Company or any other Person on account of any action taken or not taken by the Agent and the Lenders in reliance upon such telephonic or facsimile notice. The obligation of the Company to repay the Loans shall not be affected in any way or to any extent by any failure by the Agent and the Lenders to receive written confirmation of any telephonic or facsimile notice or the receipt by the Agent and the Lenders of a confirmation which is at variance with the terms understood by the Agent and the Lenders to be contained in the telephonic or facsimile notice.

             10.03 NO WAIVER; CUMULATIVE REMEDIES. No failure to exercise and no delay in exercising, on the part of any Agent or Lender, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.


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

             10.04 COSTS AND EXPENSES. The Company shall, whether or not the transactions contemplated hereby shall be consummated:

                    (a) FACILITY EXPENSES. Pay or reimburse the Agent on demand for all costs and expenses incurred in connection with the development, preparation or delivery of, and any amendment, supplement, waiver or modification to, this Agreement, any Loan Document and any other documents prepared in connection herewith or therewith, the consummation of the transactions contemplated hereby and thereby, and any proposal for consideration of potential Funded Projects, including, without limitation, title insurance company charges, survey costs, recording costs and taxes, travel expenses incurred by representatives of the Agent, and the reasonable Attorney Costs incurred by the Agent with respect thereto;

                    (b) ENFORCEMENT EXPENSES. Pay or reimburse the Agent and Lenders on demand for all costs and expenses incurred by them in connection with the enforcement, attempted enforcement, or preservation of any rights or remedies (including in connection with any "workout" or restructuring regarding the Loans) under this Agreement, any other Loan Document, and any such other documents, including reasonable Attorney Costs incurred by the Agent and Lender; and

                    (c) COLLATERAL EXPENSES. Pay or reimburse the Agent on demand for all audits, environmental inspections and reviews (including the allocated costs of such internal services), search and filing costs, fees and expenses, incurred or sustained by the Agent in connection with the matters referred to under paragraphs (a) and (b) of this Section.

             10.05 INDEMNITY. The Company shall indemnify and hold harmless the Agent, each Lender and each of their respective officers, directors, employees, counsel, agents and attorneys-in-fact (each, an "Indemnified Person") from and against and pay them for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, charges, expenses or disbursements (including Attorney Costs) of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement and any other Loan Documents, or the transactions contemplated hereby and thereby, and with respect to any investigation, litigation or proceeding related to this Agreement or the Loans or the use of the proceeds thereof, whether or not any Indemnified Person is a party thereto (all the foregoing, collectively, the "Indemnified Liabilities"); PROVIDED, that the Company shall have no obligation hereunder to any Indemnified Person with respect to Indemnified Liabilities arising from the gross negligence or willful misconduct of such Indemnified Person. The agreements in this Section 10.05 shall survive payment of all other Obligations.

             10.06 MARSHALLING; PAYMENTS SET ASIDE. Neither the Agent nor any Lender shall be under any obligation to marshall


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

any assets in favor of the Company or any other Person or against or in payment of any or all of the Obligations. To the extent that the Company makes a payment or payments to the Agent or any Lender, or the Agent or any Lender enforces its Liens or exercises its rights of setoff, and such payment or payments or the proceeds of such enforcement or setoff or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other party in connection with any Insolvency Proceeding, or otherwise, then to the extent of such recovery the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

             10.07 SUCCESSORS AND ASSIGNS. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Company may not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of the Agent and each Lender, which may be withheld in their sole and absolute discretion.


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

             10.08  ASSIGNMENTS, PARTICIPATIONS, ETC.

                    (a) ASSIGNMENTS. Subject to the further provisions of this Section 10.08(a), any Lender may, with the written consent of the Agent, which consent shall not be unreasonably withheld, at any time assign and delegate to one or more Eligible Assignees (provided that no written consent of the Agent shall be required in connection with any assignment and delegation by a Lender to a Lender Affiliate of such Lender) (each an "Assignee") all, or any ratable part of all, of the Loans, the Bridge Commitments and the other rights and obligations of such Lender hereunder, in a minimum amount of $1,250,000 and in additional increments of $62,500 so long as such Lender concurrently transfers to such Assignee the same proportionate share of its interests and obligations with respect to its Revolving Commitment under (and as such term is defined in) the Revolving Credit Agreement) PROVIDED, HOWEVER, that the Company and the Agent may continue to deal solely and directly with such Lender in connection with the interest so assigned to an Assignee until (A) written notice of such assignment, together with payment instructions, addresses and related information with respect to the Assignee, shall have been given to the Company and the Agent by such Lender and the Assignee; (B) such Lender and its Assignee shall have delivered to the Company and the Agent an Assignment and Acceptance in the form of EXHIBIT H ("Assignment and Acceptance") together with any Note or Notes subject to such assignment; (C) such Lender shall have paid to the Agent, for its own account, an assignment fee in the amount of $1500, if the Assignee is a Lender (without giving effect to the Assignment), and $3000 in all other cases; and (D) such Lender shall have delivered to the Agent such documents as may be required by Section 3.01(f). Any such assignment requiring the approval of the Agent shall also require the approval of the Company (such approval not to be unreasonably withheld or delayed), provided that the Company's failure to approve or disapprove such assignment within five days' after receiving written notice thereof shall be deemed approval by the Company of such assignment, and provided further, that no such approval from the Company shall be required during the continuation of a Default or Event of Default.

                    (b) RIGHTS OF ASSIGNEE. From and after the date that the Agent notifies the assignor Lender that the Agent has received an executed Assignment and Acceptance and payment of the assignment fee specified in Section 10.08(a), (i) the Assignee thereunder shall, subject to Section 10.08(a), be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, shall have the rights and obligations of a Lender under the Loan Documents, and (ii) the assignor Lender shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under the Loan Documents.

                    (c) REPLACEMENT NOTES. Within thirty (30) Business Days after its receipt of notice by the Agent that the

Agent has received an executed Assignment and Acceptance and payment of the processing fee, the Company shall execute and deliver to the Agent, new Notes evidencing such Assignee's assigned Loans and Bridge Commitment and, if the assignor Lender has retained a portion of its Loans and its Bridge Commitment, replacement Notes in the principal amount of the Loans retained by the assignor Lender (such Notes to be in exchange for, but not in payment of, the Notes held by such Lender). Immediately upon each Assignee's making its payment under the Assignment and Acceptance, this Agreement shall be deemed to be amended to the extent, but only to the extent, necessary to reflect the addition of the Assignee and the resulting adjustment of the Bridge Commitments arising therefrom. The Bridge Commitment allocated to each Assignee shall reduce such Bridge Commitment of the assigning Lender PRO TANTO.

                    (d) PARTICIPATIONS. Any Lender may at any time sell to one or more commercial lenders (a "Participant") participating interests in any Loans and Bridge Commitment of that Lender and the other interests of that Lender (the "originating Lender") hereunder and under the other Loan Documents so long as such Lender concurrently transfers to such Participant the same proportionate share of its interests and obligations with respect to its Revolving Commitment under (and as such term is defined in) the Revolving Credit Agreement; PROVIDED, HOWEVER, that (i) the originating Lender's obligations under this Agreement shall remain unchanged, (ii) the originating Lender shall remain solely responsible for the performance of such obligations, (iii) the Company and the Agent shall continue to deal solely and directly with the originating Lender in connection with the originating Lender's rights and obligations under this Agreement and the other Loan Documents, (iv) no Lender shall transfer or grant any participating interest under which the Participant shall have rights to approve any amendment to, or any consent or waiver with respect to, this Agreement or any other Loan Document, except to the extent such amendment, consent or waiver would require unanimous consent as described in the FIRST PROVISO to Section 10.01; and (v) the Company shall have approved the transfer or grant of any participating interest in any Loans and Bridge Commitment of the originating Lender to a Participant that has not theretofore previously held a participating interest therein (such approval not to be unreasonably withheld or delayed), provided that the Company's failure to approve or disapprove in writing such Participant within five days' after receiving written notice thereof shall be deemed approval by the Company of such transfer or grant to such Participant, and provided further, that no such approval from the Company shall be required during the continuation of a Default or Event of Default. In the case of any such participation, the Participant shall not have any rights under this Agreement, or any of the other Loan Documents, and all amounts payable by the Company hereunder shall be determined as if such Lender had not sold such participation; except that, if amounts outstanding under this Agreement are due and unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event


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

of Default, each Participant shall be deemed to have the right of setoff in respect of its participating interest in amounts owing under this Agreement to the same extent as if the amount of its participating interest were owing directly to it as a Lender under this Agreement.

                    (e)    ASSIGNMENTS TO FEDERAL RESERVE BANK.
Notwithstanding any other provision contained in this Agreement or any other Loan Document to the contrary, any Lender may assign all or any portion of the Loans or Notes held by it to any Federal Reserve Bank or the United States Treasury as collateral security pursuant to Regulation A of the Board of Governors of the Federal Reserve System and any Operating Circular issued by such Federal Reserve Bank, provided that any payment in respect of such assigned Loans or Notes made by the Company to or for the account of the assigning and/or pledging Lender in accordance with the terms of this Agreement shall satisfy the Company's obligations hereunder in respect of such assigned Loans or Notes to the extent of such payment. No such assignment shall release the assigning Lender from its obligations hereunder.

             10.09  SETOFF.

             In addition to any rights and remedies of the Lenders provided by law, if an Event of Default exists, each Lender is authorized at any time and from time to time, without prior notice to the Company, any such notice being waived by the Company to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by, and other indebtedness at any time owing to, such Lender to or for the credit or the account of the Company against any and all obligations owing to such Lender, now or hereafter existing, irrespective of whether the Agent or such Lender shall have made demand under this Agreement or any Loan Document and whether such obligations may be contingent or unmatured. Each Lender agrees to promptly notify the Company and the Agent after any such setoff and application made by such Lender; PROVIDED, HOWEVER, that the failure to give such notice shall not affect the validity of such setoff and application. The rights of each Lender under this Section 10.09 are in addition to the other rights and remedies (including other rights of setoff) that such Lender may have. NOTWITHSTANDING THE FOREGOING, NO LENDER SHALL EXERCISE, OR ATTEMPT TO EXERCISE, ANY RIGHT OF SETOFF, BANKER'S LIEN, OR THE LIKE, AGAINST ANY DEPOSIT ACCOUNT OR PROPERTY OF THE COMPANY, THE REIT, ANY MANAGEMENT ENTITY OR ANY SUBSIDIARY HELD OR MAINTAINED BY ANY LENDER, WITHOUT THE PRIOR WRITTEN CONSENT OF THE REQUISITE LENDERS.

             10.10 NOTIFICATION OF ADDRESSES, LENDING OFFICES, ETC. Each Lender shall notify the Agent in writing of any changes in the address to which notices to such Lender should be directed, of addresses of its Offshore Lending Office, of payment instructions in respect of all payments to be made to it hereun-


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

der and of such other administrative information as the Agent shall reasonably request.

             10.11 COUNTERPARTS. This Agreement may be executed by one or more of the parties to this Agreement in any number of separate counterparts, each of which, when so executed, shall be deemed an original, and all of said counterparts taken together shall be deemed to constitute but one and the same instrument. A set of the copies of this Agreement signed by all the parties shall be lodged with the Company and the Agent.

             10.12 SEVERABILITY. The illegality or unenforceability of any provision of this Agreement or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Agreement or any instrument or agreement required hereunder.

             10.13 NO THIRD PARTIES BENEFITED. This Agreement is made and entered into for the sole protection and legal benefit of the Company, the Agent and the Lenders, and their permitted successors and assigns, and no other Person shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Agreement or any of the other Loan Documents. No Agent or Lender shall have any obligation to any Person not a party to this Agreement or the other Loan Documents.

             10.14 TIME. Time is of the essence of each term and provision of this Agreement and each of the other Loan Documents.

             10.15 GOVERNING LAW. THIS AGREEMENT AND THE NOTES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF COLORADO; PROVIDED THAT THE AGENT AND THE LENDERS SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

             10.16 WAIVER OF JURY TRIAL. THE COMPANY, THE AGENT, AND THE LENDERS EACH WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR PARTIES, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. SUBJECT TO SECTION 10.17 BELOW, THE COMPANY, THE AGENT, AND THE LENDERS EACH AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT

AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

             10.17  ARBITRATION.

                    (a) MANDATORY ARBITRATION. Any controversy or claim between or among the parties arising out of or relating to this Agreement, the Loan Documents, and any claim based on or arising from an alleged tort, shall at the request of any party be determined by arbitration. The arbitration shall be conducted in Los Angeles, California, in accordance with the United States Arbitration Act (Title 9, U.S. Code), notwithstanding any choice of law provision in this Agreement, and under the Commercial Rules of the American Arbitration Association (the "AAA"). The arbitrator(s) shall give effect to statutes of limitation in determining any claim. Any controversy concerning whether an issue is arbitrable shall be determined by the arbitrator(s). Judgment upon the arbitration award may be entered in any court having jurisdiction. The institution and maintenance of an action for judicial relief or pursuit of a provisional or ancillary remedy shall not constitute a waiver of the right of any party, including the plaintiff, to submit the controversy or claim to arbitration if any other party contests such action for judicial relief.

                    (b) PROVISIONAL REMEDIES, SELF-HELP AND FORECLOSURE. No provision of this Section 10.17 shall limit the right of any party to this Agreement to exercise self-help remedies such as setoff, foreclosure against or sale of any real or personal property collateral or security, or to obtain provisional or ancillary remedies from a court of competent jurisdiction before, after, or during the pendency of any arbitration or other proceeding. The exercise of a remedy does not waive the right of either party to resort to arbitration.

             10.18 NOTICE OF CLAIMS; CLAIMS BAR. THE COMPANY HEREBY AGREES THAT IT SHALL GIVE PROMPT WRITTEN NOTICE TO THE AGENT OF ANY CLAIM OR CAUSE OF ACTION IT BELIEVES IT HAS, OR MAY SEEK TO ASSERT OR ALLEGE AGAINST THE AGENT OR ANY LENDER, WHETHER SUCH CLAIM IS BASED IN LAW OR EQUITY, ARISING UNDER OR RELATED TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS, OR TO THE LOANS (OR THE COLLATERAL THEREFOR), OR ANY ACT OR OMISSION TO ACT BY THE AGENT OR ANY LENDER WITH RESPECT HERETO OR THERETO, AND THAT IF THE COMPANY SHALL FAIL TO GIVE SUCH PROMPT NOTICE TO THE AGENT WITH REGARD TO ANY SUCH CLAIM OR CAUSE OF ACTION, THE COMPANY SHALL BE DEEMED TO HAVE WAIVED, AND SHALL BE FOREVER BARRED FROM BRINGING OR ASSERTING, SUCH CLAIM OR CAUSE OF ACTION IN ANY ARBITRATION OR ANY SUIT, ACTION OR PROCEEDING IN ANY COURT OR BEFORE ANY GOVERNMENTAL AGENCY.

             10.19 ENTIRE AGREEMENT. This Agreement, together with the other Loan Documents, embodies the entire Agreement and understanding between the Company, the Agent and the Lenders. Accordingly, this Agreement, together with the other Loan Documents, supersedes all prior or contemporaneous agreements and


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

understandings of such Persons, verbal or written, relating to the subject matter hereof and thereof, except for any prior arrangements made with respect to the payment by the Company of (or any indemnification for) any fees, costs or expenses payable to or incurred (or to be incurred) by or on behalf of the Agent or the Lenders.

             10.20  INTERPRETATION.  This Agreement together with the other
Loan Documents is the result of negotiations between and has been reviewed by counsel to the Agent, the Lenders and the Company and other parties, and is the product of all parties hereto. Accordingly, this Agreement and the other Loan Documents shall not be construed against the Lenders or the Agent merely because of the Agent's or Lender's involvement in the preparation of such documents and agreements.

             10.21 EXCULPATION OF LENDERS. No Lender undertakes or assumes any responsibility or duty to the Company or any third party to select, review, inspect, examine, supervise, pass judgment upon or inform the Company or any third party of the existence, quality, adequacy or suitability of: (a) any appraisals of any Funded Project, (b) any environmental report related to a Funded Project, or (c) any other matters or items, including, but not limited to, engineering, soils and seismic reports which are related to a Funded Project. Any such selection, review, inspection, examination and the like is solely for the purpose of protecting the Banks' interests and preserving the Banks' rights under the Loan Documents, and shall not render any Lender liable to the Company or any third party for the existence, sufficiency, accuracy, completeness or legality thereof. No Lender owes any duty of care to protect or inform the Company or any third party against negligent, faulty, inadequate or defective building or construction or the existence of any environmentally hazardous condition affecting any Funded Project.

             10.22 RELATIONSHIP. Nothing herein contained shall in any manner be construed as creating any relationship between the Agent and the Lenders, on the one hand, and the Company, on the other hand, other than as creditor and debtor. The Company agrees to indemnify, protect, defend and hold the Agent and each Lender harmless from and against any and all losses, liabilities, damages, and costs and expenses (including, but not limited to, reasonable attorneys' fees and disbursements, including reasonably allocated costs of in-house counsel) resulting from any other construction of the parties' relationship.

             IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first written above.



                                       COMPANY

                                       AIMCO PROPERTIES, L.P.,
                                       a Delaware limited partnership



                                       By:      AIMCO -GP, Inc., a Delaware
                                            corporation, its general partner



                                       By:   . . . . . . . . . . . . . . . .
                                            Peter K. Kompaniez,
                                            Vice President


                                       Notices to be sent to:

                                       1873 South Bellaire Street
                                       17th Floor
                                       Denver, Colorado  80222
                                       Attention: Peter K. Kompaniez,
                                                Vice Chairman
                                       Facsimile:  (307)  757-8735

                                       AGENT

                                       BANK OF AMERICA NATIONAL TRUST
                                       AND SAVINGS ASSOCIATION,
                                       as Agent







                                       By:________________________________
                                       Name: _____________________________
                                       Title:_____________________________


                                       Notices to be sent to:

                                       Bank of America National Trust and
                                       Savings Association CRESG #1357
                                       555 South Flower Street, 6th Floor
                                       Los Angeles, CA  90071
                                       Att'n:  M. Harvey
                                       Telephone:  213/228-4013
                                       Facsimile:  213/228-5389


                                       Payments to be made to:

                                       BANK OF AMERICA NATIONAL TRUST AND
                                       SAVINGS ASSOCIATION
                                       333 S. Beaudry Ave.
                                       Loan Accounting Dept #1503
                                       Los Angeles, CA 90017
                                       ABA #: 121 000 358
                                       Credit Account #: 15031-00407
                                       Attention: Maria Mora
                                       Ref: AIMCO Bridge Loan

                                       B OF A

                                       BANK OF AMERICA NATIONAL TRUST
                                       AND SAVINGS ASSOCIATION,
                                       as a Lender



                                       By: . . . . . . . . . . . . . . . .
                                       Name: . . . . . . . . . . . . . . .
                                       Title:. . . . . . . . . . . . . . .

                                       Notices to be sent to:

                                       Bank of America National Trust and
                                       Savings Association CRESG #1357
                                       555 South Flower Street, 6th Floor
                                       Los Angeles, CA  90071
                                       Att'n:  M. Harvey
                                       Telephone:  213/228-4013
                                       Facsimile:  213/228-5389

                                       Payments to be made to:

                                       BANK OF AMERICA NATIONAL TRUST AND
                                       SAVINGS ASSOCIATION
                                       333 S. Beaudry Ave.
                                       Loan Accounting Dept #1503
                                       Los Angeles, CA 90017
                                       ABA #: 121 000 358
                                       Credit Account #: 15031-00407
                                       Attention: Maria Mora
                                       Ref: AIMCO Bridge Loan

SCHEDULES

Schedule 1.01      Initial Funded Projects
Schedule 2.01      Bridge Commitments of the Lenders

EXHIBITS

EXHIBIT  A         Borrowing Notice
EXHIBIT  B         Note
EXHIBIT  C         Notice of Conversion/Continuation
EXHIBIT  D         Guaranty
EXHIBIT  E         Equity Interests Pledge Agreement
EXHIBIT  F         Funded Project Closing Certificate
EXHIBIT  G         Compliance Certificate
EXHIBIT  H         Assignment and Acceptance

Schedule 1.01

                               INITIAL FUNDED PROJECTS

                                 (AS OF MAY 5, 1997)

                                            Individual Bridge Loan
         Initial Funded Project             Maturity Date Therefor*
         ----------------------             -----------------------
                   NONE

* This date should match the Individual Bridge Loan Maturity Date for the initial Funded Project applicable under the Previous Credit Agreement.

                                    Schedule 2.01

                                  BRIDGE COMMITMENTS

                   Lender                          Commitment
                   ------                          ----------
                    BofA                         $15,000,000.00
                    Total                        $15,000,000.00

                                      EXHIBIT A

                               INITIAL BORROWING NOTICE

                                  ___________, 1997

Bank of America National Trust
and Savings Association, as Agent
 CRESD #1357
 555 South Flower Street, 6th Floor
 Los Angeles, California  90071
Attn: Unit Manager

Re: Amended and Restated Credit Agreement (Bridge Loan), dated as of May 5,
    1997 (as the same may be amended, modified or supplemented from time to time, the "Agreement"), among AIMCO PROPERTIES, L.P., a Delaware limited partnership (the "Company"), the banks from time to time party to the Agreement (the "Banks"), BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as one of the Banks, and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as Agent (the "Agent") for the Banks


Ladies and Gentlemen:

    Reference is made to the Agreement. Capitalized terms used in this Borrowing Notice without definition have the meanings specified in the Agreement.

    Pursuant to Section 2.03 of the Agreement, notice is hereby given that the Company desires that the Banks make the loan described in attached SCHEDULE 1 (the "Loan"). In connection therewith, the Company and the undersigned Responsible Officers of the Company hereby certify that:

         (1) ACQUISITION COST. The amount of the Loan hereby requested does not exceed 50% of the acquisition cost (exclusive of prorations and closing costs) of the Funded Project to which the Loan will be applied;

         (2) REPRESENTATIONS AND WARRANTIES. All representations and warranties of the Company contained in the Loan Documents, including those contained in Article V of the Agreement, are true and correct as of the date hereof and shall be true and correct in all material respects on the date of the Loan, both before and after giving effect to the Loan; PROVIDED, HOWEVER, that the representations and warranties of the Company set forth in Section 5.01 (with respect to the representation and warranty made under Section 5.08 of the Agreement) shall be deemed to be made with respect to the financial statements most recently delivered to the Agent and the Banks pursuant to Section 6.01 of the Agreement;

         (3) NO DEFAULT/EVENT OF DEFAULT. No Default or Event of Default exists as of the date hereof or will result from the making of the Loan;

         (4) USE OF PROCEEDS. The proceeds of the Loan will be used only as permitted under Sections 2.01(b) and 6.06 of the Agreement; and

         (5) NO MATERIAL ADVERSE EFFECT. No act, omission, change or event which has a Material Adverse Effect has occurred since the Closing Date.

                                       AIMCO PROPERTIES, L.P.,
                                       a Delaware limited partnership

                                       By:  AIMCO-GP, INC.
                                            a Delaware corporation, its general
                                            partner

                                            By:. . . . . . . . . . . . . . . .

                                            Name:. . . . . . . . . . . . . . .

                                            Its: . . . . . . . . . . . . . . .


                                            By:. . . . . . . . . . . . . . . .

                                            Name:. . . . . . . . . . . . . . .

                                            Its: . . . . . . . . . . . . . . .

                                      SCHEDULE 1
                                 to Borrowing Notice

                                    REQUESTED LOAN

AMOUNT OF REQUESTED LOAN:                   $. . . . . . . . . . . . . . . . .

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
(must be $1,000,000 or a multiple of
 $100,000 in excess thereof)

DESIGNATION OF INTEREST RATE:

(Portion of requested Loan to be funded as Base Rate Loan and/or LIBOR Loan):

(1) BASE RATE LOAN.  The following Base Rate Loan:

    Amount:                                 $. . . . . . . . . . . . . . . . .
     . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
    Requested Borrowing Date:. . . . . . . . . . . . . . . . . . . . . . . . .
    (must be a Business Day at least two (2) Business Days after date of notice)

(2) LIBOR LOAN.  The following LIBOR Loan:

    (there must not, after giving effect to the requested Loan, be more than five (5) different LIBOR Loans in effect, and the Interest Period must not extend beyond the Individual Bridge Loan Maturity Date for such Loan)

    Amount:                                 $. . . . . . . . . . . . . . . . .
    ...........................................................................
    Requested Borrowing Date:                . . . . . . . . . . . . . . . . .
    (must be a Business Day at least three (3) Business Days after date of notice)
    Interest Period:                         . . . . . . . . . . . . . . . . .
    (1 or 2 months)

                                      EXHIBIT B

                                   PROMISSORY NOTE

                                                         Los Angeles, California

$25,000,000.00                                                    ________, 1997

    FOR VALUE RECEIVED, AIMCO Properties, L.P., a Delaware limited partnership (the "Company"), promises to pay to the order of BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION ("Bank") the principal amount of TWENTY FIVE MILLION DOLLARS AND NO/100 ($25,000,000.00) or, if less, the aggregate amount of Loans (as such term and all other capitalized terms used but not defined herein are defined in the Amended and Restated Credit Agreement referred to below) made by the Bank to the Company pursuant to the Amended and Restated Credit Agreement referred to below, outstanding on the Bridge Facility Maturity Date.

    The Company also promises to make principal payments and interest on the unpaid principal amount hereof from the date hereof until paid at the rates and at the times which shall be determined in accordance with the provisions of the Amended and Restated Credit Agreement, including, without limitation, the repayment of Loans no later than the applicable Individual Bridge Loan Maturity Date.

    All payments of principal and interest in respect of this Note shall be made in lawful money of the United States of America in same day funds at the Payment Office. Until notified of the transfer of this Note, the Company shall be entitled to deem the Bank or such person who has been so identified by the transferor in writing to the Company as the holder of this Note, as the owner and holder of this Note. The Bank and any subsequent holder of this Note agrees that before disposing of this Note, or any part hereof, it will make a notation hereon of all principal payments previously made hereunder of the date to which interest hereon has been paid on the schedule attached hereto, if any; PROVIDED, HOWEVER, that the failure to make notation of any payment made on this Note shall not limit or otherwise affect the obligation of the Company hereunder with respect to payments of principal or interest on this Note.

    This Note is referred to in, and is entitled to the benefits of, the Amended and Restated Credit Agreement (Bridge Loan), dated as of May 5, 1997 (the "AMENDED AND RESTATED CREDIT AGREEMENT"), among the Company, the financial institutions named therein, and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as Agent (the "Agent"). The Amended and Restated Credit Agreement, among other things, (i) provides for the making of loans (the "LOANS") by the Bank to the Company from time to time in an aggregate amount first above mentioned, the indebtedness of the Company resulting from each such Loan being evidenced by this Note, and (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for mandatory and optional prepayments on account of principal hereof and certain principal payments prior to the maturity hereof upon the terms and conditions therein specified.

    The terms of this Note are subject to amendment only in the manner provided in the Amended and Restated Credit Agreement.

    No reference herein to the Amended and Restated Credit Agreement and no provision of this Note or the Amended and Restated Credit Agreement shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the place, at the respective times, and in the currency herein prescribed.

    The Company promises to pay all costs and expenses, including reasonable attorneys' fees, incurred in the collection and enforcement of this Note. The Company hereby waives diligence, presentment, and protest, and except as provided in the Amended and Restated Credit Agreement, demand and notice of every kind and, to the full extent permitted by law, the right to plead any statute of limitations as a defense to any demand hereunder.

    This Note shall be governed by, and construed in accordance with, the laws of the state of Colorado without giving effect to its choice of law doctrine.

    IN WITNESS WHEREOF, the Company has caused this Note to be executed and delivered by its duly authorized officer, as of the date and place first above written.

                                            AIMCO PROPERTIES, L.P.,
                                            a Delaware limited partnership

                                            By:  AIMCO-GP, INC.,
                                                 a Delaware corporation,
                                                 its general partner

                                            By:  . . . . . . . . . . . . . . .
                                                 Its:  . . . . . . . . . . . .

                                 TRANSACTIONS ON NOTE

--------------------------------------------------------------------------------
                    AMOUNT
          AMOUNT   OF PRIN-                         INTEREST
         OF LOAN    CIPAL    PRINCIPAL   INTEREST     PAID       NOTATION
  DATE     MADE     PAID      BALANCE      PAID     THROUGH       MADE BY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                      EXHIBIT C

                          NOTICE OF CONVERSION/CONTINUATION

                               __________________, 1997

Bank of America National Trust
 and Savings Association
 CRESD #1357
 555 South Flower Street, 6th Floor
 Los Angeles, California  90071
Attn: Unit Manager

Re: Amended and Restated Credit Agreement (Bridge Loan), dated as of May 5,
    1997 (as the same may be amended, modified or supplemented from time to time, the "Agreement"), by and among AIMCO PROPERTIES, L.P., a Delaware limited partnership (the "Company"), the banks from time to time party to the Agreement (the "Banks"), BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as one of the Banks, and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as Agent (the "Agent")

Ladies and Gentlemen:

         Reference is made to the Agreement. Capitalized terms used in this Notice of Conversion/Continuation without definition have the meanings specified in the Agreement.

         Pursuant to Section 2.04 of the Agreement, the Company hereby elects to convert or continue the loans described in attached SCHEDULE 1 (the "Loans"). In connection therewith, the Company and the undersigned Responsible Officers of the Company hereby certify that:

              (1) REPRESENTATIONS AND WARRANTIES. All representations and warranties of the Company contained in the Loan Documents, including those contained in Article V of the Agreement, are true and correct in all material respects as of the date hereof and shall be true and correct on the date of the continuation/conversion of the Loan, both before and after giving effect to such continuation/conversion; PROVIDED, HOWEVER, that the representations and warranties of the Company set forth in Section 5.01 (with respect to the representation and warranty made under Section 5.08 of the Agreement) shall be deemed to be made with respect to the financial statements most recently delivered to the Agent and the Banks pursuant to Section 6.01 of the Agreement;

              (2) NO DEFAULT/EVENT OF DEFAULT. No Default or Event of Default exists as of the date hereof or will result from the continuation/conversion of the Loan; and

              (4) NO MATERIAL ADVERSE EFFECT. No act, omission, change or event which has a Material Adverse Effect has occurred since the Closing Date.

                                  AIMCO PROPERTIES, L.P., a Delaware limited partnership

                                  By:  AIMCO-GP, INC.
                                       a Delaware corporation, its general
                                       partner


                                       By:__________________________________
                                       _____ . . . . . . . . . . . . . . . . .
                                       Name: _______________________________
                                       Its:_________________________________
                                       _____ . . . . . . . . . . . . . . . . .


                                       By:__________________________________
                                       _____ . . . . . . . . . . . . . . . . .
                                       Name: _______________________________
                                       Its:_________________________________
                                       _____ . . . . . . . . . . . . . . . . .

                                                                      SCHEDULE 1
                                          to Notice of Conversion/Continuation

                          LOAN TO BE CONVERTED OR CONTINUED

A. All conversions and continuations must be of a Loan, or portion thereof, in a principal amount of $1,000,000 or a multiple of $100,000 in excess thereof.

B. Conversions/continuations to a LIBOR Loan under paragraphs (2) and (3) below are not permitted if, after giving effect to thereto, (a) there would be more than five (5) different LIBOR Loans in effect, or (b) the aggregate outstanding principal amount of all LIBOR Loans would be reduced to be less than $1,000,000.

         (1)  CONVERSION OF A LIBOR LOAN INTO A BASE RATE LOAN.

              The following LIBOR Loan to a Base Rate Loan:

         Amount:                       $ . . . . . . .
         Requested Conversion Date:    . . . . . . . .
              (must be a Business Day at least two (2)
              Business Days after date of notice)
         Last day of current Interest Period:. . . . .

  _________________

         (2)  CONVERSION OF A BASE RATE LOAN INTO A LIBOR LOAN.

              The following Base Rate Loan to a LIBOR Loan:

         Amount:                       $ . . . . . . .
         Requested Conversion Date:    . . . . . . . .
              (must be a Business Day at least three
              (3) Business Days after date of notice)
         Requested Interest Period:    . . . . . . . .
         (1 or 2 months)

         (3)  CONTINUATION OF A LIBOR LOAN INTO A SUBSEQUENT INTEREST PERIOD.

              The following LIBOR Loan into a subsequent Interest Period:

         Amount:                       $ . . . . . . .
         Last day of current Interest Period:. . . . .
              (must be a Business Day at least three
              (3) Business Days after date of notice)

         Requested Interest Period:    . . . . . . . .
                           (1 month)

                                      EXHIBIT D

                                   PAYMENT GUARANTY

         This Payment Guaranty ("Guaranty") is made as of May 5, 1997, by APARTMENT INVESTMENT AND MANAGEMENT COMPANY, a Maryland corporation, AIMCO-GP, INC., a Delaware corporation, AIMCO-LP, INC., a Delaware corporation, AIMCO HOLDINGS, L.P., a Delaware limited partnership, AIMCO HOLDINGS QRS, INC., a Delaware corporation, AIMCO SOMERSET, INC., a Delaware corporation, and AIMCO/OTC QRS, INC., a Delaware corporation (each of the foregoing is referred to herein as "Guarantor") in favor of BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION ("BofA"), as the agent for itself and the lenders ("Lenders") from time to time party to the Revolving Credit Agreement (as hereinafter defined) and also as the agent for itself and the lenders from time to time party to the Bridge Loan Agreement (as defined below) (in such capacity, the "Agent").



                                  FACTUAL BACKGROUND

         Guarantor is executing this Guaranty (i) to induce the Lenders to make a $100,000,000 revolver to term credit facility available to AIMCO Properties L.P., a Delaware limited partnership (the "Company") in accordance with the Amended and Restated Credit Agreement (the "Revolving Credit Agreement"), dated of even date herewith, by and among Company, BofA (as Agent (as defined under the Revolving Credit Agreement) and as a Lender) and the other Lenders from time to time party thereto and (ii) to induce the Lenders to make a $25,000,000 bridge loan facility available to the Company in accordance with the Credit Agreement (Bridge Loan) (the "Bridge Loan Agreement"), dated of even date herewith, by and among the Company, BofA (as Agent (as defined under the Bridge Loan Agreement) and as a Lender) and the other Lenders from time to time party thereto. Capitalized terms used but not defined herein shall have the meanings set forth in the Revolving Credit Agreement. As used herein, the term "Facility" shall refer individually to each of the credit facilities available to the Company under the Revolving Credit Agreement and the Bridge Loan Agreement and shall refer collectively to all such credit facilities.

                                       GUARANTY

         1. GUARANTY OF LOAN. Guarantor absolutely, unconditionally and irrevocably guaranties to Agent and the Lenders the full payment of the Indebtedness (as hereinafter defined), and unconditionally agrees to pay to Agent and the Lenders the full amount of the Indebtedness. This is a guaranty of payment, not of collection. If Company defaults in the payment when due of the Indebtedness or any part of it, Guarantor shall in lawful money of the United States pay to Agent and the Lenders, on demand, all sums due and owing on the Indebtedness, including all interest, charges, fees and other sums, costs and expenses.

         2. LOAN. In this Guaranty, the term "Indebtedness" is broadly defined to mean and include all primary, secondary, direct, indirect, fixed and contingent obligations of Company to pay principal, interest, prepayment charges, breakage costs, late charges, loan fees and any other fees, charges, sums, costs and expenses which may be owing at any time under the Loan Documents (as such term is defined both in the Revolving Credit Agreement and in the Bridge Loan Agreement), and shall include, without limitation, all liabilities and obligations of the Company with respect to Letters of Credit issued under the Revolving Credit Agreement, as any or all of such obligations may from time to time be modified, amended, extended or renewed. If the amount outstanding under the Indebtedness is determined by a court of competent jurisdiction or in any arbitration proceeding described in Section 10.17 of the Revolving Credit Agreement, that determination shall be conclusive and binding on Guarantor, regardless of whether Guarantor was a party to the proceeding in which the determination was made or not.

         3. RIGHTS OF AGENT AND THE LENDERS. Guarantor authorizes Agent or any Lender to perform any or all of the following acts at any time in its sole discretion, all without notice to Guarantor and without affecting Guarantor's obligations under this Guaranty:

              (a) Agent or the Requisite Lenders may alter any terms of the Indebtedness or any part of it, including renewing, compromising, extending or accelerating, or otherwise changing the time for payment of, or increasing or decreasing the rate of interest on, the Indebtedness or any part of it.

              (b) Agent or any Lender may take and hold security for the Indebtedness or this Guaranty, accept additional or substituted security for either, and subordinate, exchange, enforce, waive, release, compromise, fail to perfect and sell or otherwise dispose of any such security in accordance with the terms of the Indebtedness.

              (c) Agent or any Lender may direct the order and manner of any sale of all or any part of any security now or later to be held for the Indebtedness or this Guaranty, and Agent or any Lender may also bid at any such sale.

              (d) Agent or any Lender may apply any payments or recoveries from Company, Guarantor or any other source, and any proceeds of any security, to Company's obligations under the Loan Documents in such manner, order and priority as Agent or such

Lender may elect, whether or not those obligations are guarantied by this Guaranty or secured at the time of the application.

              (e) Agent or any Lender may release Company of its liability for the Indebtedness or any part of it.

              (f) Agent or any Lender may substitute, add or release any one or more Guarantors, other guarantors or endorsers.

              (g) In addition to the Indebtedness, Agent or any Lender may extend other credit to Company, and may take and hold security for the credit so extended, all without affecting Guarantor's liability under this Guaranty.

         4. GUARANTY TO BE ABSOLUTE. Guarantor expressly agrees that until the Indebtedness is paid and performed in full and each and every term, covenant and condition of this Guaranty is fully performed, Guarantor shall not be released by or because of:

              (a) Any act or event which might otherwise discharge, reduce, limit or modify Guarantor's obligations under this Guaranty;

              (b) Any waiver, extension, modification, forbearance, delay or other act or omission of Agent or any Lender, or its failure to proceed promptly or otherwise as against Company, Guarantor or any security;

              (c) Any action, omission or circumstance which might increase the likelihood that Guarantor may be called upon to perform under this Guaranty or which might affect the rights or remedies of Guarantor as against Company;

              (d) Any dealings occurring at any time between Company and Agent or any Lender, whether relating to the Indebtedness or otherwise; or

              (e) Any action of Agent or any Lender described in Section 3 above.

              Guarantor hereby acknowledges that absent this Section 4, Guarantor might have a defense to the enforcement of this Guaranty as a result of one or more of the foregoing acts, omissions, agreement, waivers or matters. Guarantor hereby expressly waives and surrenders any defense to its liability under this Guaranty based upon any of the foregoing acts, omissions, agreements, waivers or matters. It is the purpose and intent of this Guaranty that the obligations of Guarantor under it shall be absolute and unconditional under any and all circumstances.

         5.   GUARANTOR'S WAIVERS.  Guarantor waives:

              (a) All statutes of limitations as a defense to any action or proceeding brought against Guarantor by Agent or any Lender, to the fullest extent permitted by law;

              (b) Any right it may have to require Agent or any Lender to proceed against Company, proceed against or exhaust any security held from Company, or pursue any other remedy in Agent's or any Lender's power to pursue;

              (c) Any defense based on any claim that Guarantor's obligations exceed or are more burdensome than those of Company;

              (d)  Any defense based on: (i) any legal disability of Company,
(ii) any release, discharge, modification, impairment or limitation of the liability of Company to Agent or any Lender from any cause, whether consented to by Agent or any Lender or arising by operation of law or from any bankruptcy or other voluntary or involuntary proceeding, in or out of court, for the adjustment of debtor-creditor relationships ("Insolvency Proceeding") and (iii) any rejection or disaffirmance of the Indebtedness, or any part of it, or any security held for it, in any such Insolvency Proceeding;

              (e) Any defense based on any action taken or omitted by Agent or any Lender in any Insolvency Proceeding involving Company, including any election to have Agent's or that Lender's claim allowed as being secured, partially secured or unsecured, any extension of credit by Lender to Company in any Insolvency Proceeding, and the taking and holding by Agent or any Lender of any security for any such extension of credit;

              (f) All presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor, notices of acceptance of this Guaranty and of the existence, creation, or incurring of new or additional indebtedness, and demands and notices of every kind except for any demand or notice by Agent or any Lender to Guarantor expressly provided for in
Section 1;

              (g) Any defense based on or arising out of any defense that Company may have to the payment or performance of the Indebtedness or any part of it; and

              (h) Any defense based on or arising out of any action of Agent or any Lender described in Sections 3 or 4 above.

         6.   WAIVERS OF SUBROGATION AND OTHER RIGHTS.

              (a) During the existence of an Event of Default by Company, Agent or any Lender, without prior notice to or consent of Guarantor, may elect to: (i) foreclose either judicially or nonjudicially against any real or personal property security it may hold for the Indebtedness, (ii) accept a transfer of any such security in lieu of foreclosure, (iii) compromise or adjust the Indebtedness or any part of it or make any other accommodation with Company or Guarantor, or (iv) exercise any other remedy against Company or any security. No such action by Agent or any Lender shall release or limit the liability of Guarantor, who shall remain liable under this Guaranty after the action, even if the effect of the action is to deprive Guarantor of any subrogation rights, rights of indemnity, or other rights to collect reimbursement from Company for any sums paid to Agent or any Lender, whether contractual or arising by operation of law or otherwise. Guarantor expressly agrees that under no circumstances shall it be deemed to have any right, title, interest or claim in or to any real or personal property to be held by Agent or any Lender or any third party after any foreclosure or transfer in lieu of foreclosure of any security for the Indebtedness.

              (b) Regardless of whether Guarantor may have made any payments to Lender, Guarantor hereby waives: (i) all rights of subrogation, all rights of indemnity, and any other rights to collect reimbursement from Company for any sums paid to Agent or any Lender, whether contractual or arising by operation of law (including the United States Bankruptcy Code or any successor or similar statute) or otherwise, (ii) all rights to enforce any remedy that Lender may have against Company, and (iii) all rights to participate in any security now or later to be held by Agent or any Lender for the Indebtedness, in each case until the full and indefeasible payment and performance of all Indebtedness, and all obligations of the Guarantors hereunder.

              (c) Guarantor waives all rights and defenses arising out of an election of remedies by the Agent or any Lender, even though that election of remedies may affect Guarantor's rights of subrogation and reimbursement against the Company by the operation of law or otherwise. In addition, Guarantor waives all rights and defenses that Guarantor may have because the Company's indebtedness is secured by real property. This means, among other things:

                   (1) Agent and the Lenders may collect from Guarantor without first foreclosing on any real or personal property collateral pledged by the Company.

                   (2) If Agent forecloses on any real property collateral pledged by the Company:

                        (A) The amount of the indebtedness may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price.

                        (B) Agent and the Lenders may collect from Guarantor even if Agent or any Lender, by foreclosing on the real property collateral, has destroyed or affected any right Guarantor may have to collect from the Company.

         This is an unconditional and irrevocable waiver of any rights and defenses Guarantor may have because the Company's indebtedness is secured by real property.

         7. REVIVAL AND REINSTATEMENT. If Agent or any Lender is required to pay, return or restore to Company or any other person any amounts previously paid on the Indebtedness because of any Insolvency Proceeding of Company, any stop notice or any other reason, the obligations of Guarantor shall be reinstated and revived and the rights of Agent and such Lender shall continue with regard to such amounts, all as though they had never been paid.

         8. INFORMATION REGARDING BORROWER. Before signing this Guaranty, Guarantor investigated the financial condition and business operations of Company and such other matters as Guarantor deemed appropriate to assure itself of Company's ability to discharge its obligations under the Loan Documents. Guarantor assumes full responsibility for that due diligence, as well as for keeping informed of all matters which may affect Company's ability to pay and perform its obligations to the Agent and the Lenders. Neither Agent nor any Lender has any duty to disclose to Guarantor any information which such party may have or receive about Company's financial condition, business operations, or any other circumstances bearing on its ability to perform.

         9. SUBORDINATION. Any rights of Guarantor, whether now existing or later arising, to receive payment on account of any indebtedness (including interest) owed to it by Company or any Subsidiary thereof or to receive any payment from Company or any such Subsidiary other than those payments or distributions permitted under Sections 7.08(b) and 7.09 of the Revolving Credit Agreement shall at all times be subordinate as to lien and time of payment and in all other respects to the full and prior repayment of the Indebtedness. Guarantor shall not be entitled to enforce or receive payment of any sums hereby subordinated until the Indebtedness has been paid and performed in full and any such sums received in violation of this Guaranty shall be received by Guarantor in trust for the Agent and the Lenders.

         10. FINANCIAL INFORMATION. Guarantor shall keep true and correct financial books and records, using generally accepted accounting principles consistently applied, or such other accounting principles as the Requisite Lenders in their reasonable judgment may find acceptable from time to time. Guarantor represents, warrants and covenants to Agent and the Lenders that all financial information with respect to the Guarantor delivered or to be delivered to Agent and the Lenders by the Company with respect to Guarantor under Section 6.01 of the Revolving Credit Agreement is or shall be true and correct and fairly presents or will fairly present the financial position of the Guarantor for the applicable period. Guarantor shall promptly provide Agent and the Lenders with any additional audited financial information that Guarantor may obtain, and such other information concerning its affairs and properties as Agent or any Lender may reasonably request, including, without limitation, signed copies of any tax returns if requested Agent or the Lenders.

         11. GUARANTOR'S REPRESENTATIONS AND WARRANTIES. Guarantor represents and warrants that:

              (a) All financial statements delivered to Agent or the Lenders were or will be prepared in accordance with generally accepted accounting principles, or such other accounting principles as may be acceptable to the Requisite Lenders at the time of their preparation, consistently applied;

              (b) There has been no material adverse change in Guarantor's financial condition since the dates of the statements most recently furnished to Agent and the Lenders; and

              (c) All representations and warranties given on behalf of or with respect to Guarantor contained in Article V of the Revolving Credit Agreement, in Article V of the Bridge Loan Agreement and in any other Loan Document or certification made in connection with the Revolving Credit Agreement or Bridge Loan Agreement are true and correct.

         12. COVENANTS OF GUARANTOR. Guarantor covenants and agrees that it shall comply with and perform all covenants given on behalf of or with respect to Guarantor (whether expressly or as a Subsidiary) contained in Articles VI and VII of the Revolving Credit Agreement, Articles VI and VII of the Bridge Loan Agreement and in all other Loan Documents.

         13.  INTENTIONALLY OMITTED.

         14.  REFERENCE AND ARBITRATION.

              (a) MANDATORY ARBITRATION. Any controversy or claim between or among the parties, including those arising out of or relating to this Guaranty or the Loan Documents and any claim based on or arising from an alleged tort, shall at the request of any party be determined by arbitration. The arbitration shall be conducted in Los Angeles, California, in accordance with the United States Arbitration Act (Title 9, U.S. Code), notwithstanding any choice of law provision in this Guaranty, and under the Commercial Rules of the American Arbitration Association (the "AAA"). The arbitrator(s) shall give effect to statutes of limitation in determining any claim. Any controversy concerning whether an issue is arbitrable shall be determined by the arbitrator(s). Judgment upon the arbitration award may be entered in any court having jurisdiction. The institution and maintenance of an action for judicial relief or pursuit of a provisional or ancillary remedy shall not constitute a waiver of the right of any party, including the plaintiff, to submit the controversy or claim to arbitration if any other party contests such action for judicial relief.

              (b) PROVISIONAL REMEDIES, SELF-HELP AND FORECLOSURE. No provision of this Section 14 shall limit the right of any party to exercise self-help remedies such as setoff, foreclosure against or sale of any real or personal property collateral or security, or to obtain provisional or ancillary remedies from a court of competent jurisdiction before, after, or during the pendency of any arbitration.

         15. AUTHORIZATION; NO VIOLATION. Guarantor is authorized to execute, deliver and perform under this Guaranty, which is a valid, binding, and enforceable obligation of Guarantor in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting creditor's rights generally. The execution, delivery and performance of this Guaranty are not in violation of any applicable law, regulation or ordinance, or any order or ruling of any court or governmental agency applicable to the Guarantor. The Guaranty does not conflict with, or constitute a breach or default under, any agreement to which Guarantor is a party.

         16. ADDITIONAL AND INDEPENDENT OBLIGATIONS. Guarantor's obligations under this Guaranty are in addition to its obligations under any future guaranties, each of which shall remain in full force and effect until it is expressly modified or released in a writing signed by Agent and consented to by the Lenders. Guarantor's obligations under this Guaranty are independent of those of Company on the Indebtedness. Agent or the Lenders may bring a separate action, or commence a separate arbitration proceeding against Guarantor without first proceeding against Company, any other person or any security that Agent or any Lender may hold, and without pursuing any other remedy. None of Agent's or any Lender's rights under this Guaranty shall be exhausted by any action by Agent or any Lender until the Indebtedness has been paid and performed in full in cash.

         17. NO WAIVER; CONSENTS; CUMULATIVE REMEDIES. Each waiver by Agent or the Lenders must be in writing, and no waiver shall be construed as a continuing waiver. No waiver shall be implied from Agent's or any Lender's delay in exercising or failure to exercise any right or remedy against Company, Guarantor or any security. Consent by Agent or the Lenders to any act or omission by Company or Guarantor shall not be construed as a consent to any other or subsequent act or omission, or as a waiver of the requirement for Agent's or the Lenders' consent to be obtained in any future or other instance. All remedies of Agent and each Lender against Company and Guarantor are cumulative.

         18. NO RELEASE. Except as otherwise provided in Section 1, Guarantor shall not be released, in whole or in part, from its obligations under this Guaranty except by a writing signed by Agent and all the Lenders.

         19. HEIRS, SUCCESSORS AND ASSIGNS; PARTICIPATIONS. The terms of this Guaranty shall bind and benefit the heirs, legal representatives, successors and assigns of Agent, the Lenders and Guarantor; provided, however, that Guarantor may not assign this Guaranty, or assign or delegate any of its rights or obligations under this Guaranty, without the prior written consent of Agent in each instance. Without notice to or the consent of Guarantor, Agent and any Lender may disclose any and all information in its possession concerning Guarantor, this Guaranty and any security for this Guaranty to any actual or prospective purchaser of any securities issued or to be issued by Agent or such Lender, and to any actual or prospective purchaser or assignee of any participation or other interest in the Indebtedness and this Guaranty.

         20.  NOTICES.

              (a) DELIVERY. All notices, requests and other communications provided for hereunder shall be in writing (including, unless the context expressly otherwise provides, telegraphic, telex, facsimile transmission or cable communication) and mailed, telegraphed, telexed or delivered to its address specified on the signature pages hereof, or to such other address as shall be designated by such party in a written notice to the other party.

              (b) RECEIPT. All such notices and communications shall, when transmitted by overnight delivery, telegraphed, telecopied by facsimile, telexed or cabled, be effective when delivered for overnight delivery or to the telegraph company, transmitted by telecopier, confirmed by telex answerback or delivered to the cable company, respectively, or if delivered, upon delivery.

              (c) RELIANCE. Agent and each Lender shall be entitled to rely on the authority of any person purporting to be a person authorized by Guarantor to give such notice, and neither Agent nor any Lender shall have any liability to Guarantor or any other person on account of any action taken or not taken by Agent or such Lender in reliance upon such telephonic or facsimile notice. The obligation of Guarantor hereunder shall not be affected in any way or to any extent by any failure by Lender to receive written confirmation of any telephonic or facsimile notice or the receipt by Agent or a Lender of a confirmation which is at variance with the terms understood by Agent or such Lender to be contained in the telephonic or facsimile notice.

         21. RULES OF CONSTRUCTION. In this Guaranty, the word "Company" includes both the named Company and any other person who at any time assumes or otherwise becomes primarily liable for all or any part of the obligations of the named Company on the Indebtedness. The word "person" includes any individual, company, trust or other legal entity of any kind. If this Guaranty is executed by more than one person, the word "Guarantor" includes all such persons. The word "include(s)" means "include(s), without limitation," and the word "including" means "including, but not limited to." When the context and construction so require, all words used in the singular shall be deemed to have been used in the plural and vice versa. No listing of specific instances, items or matters in any way limits the scope or generality of any language of this Guaranty. All headings appearing in this Guaranty are for convenience only and shall be disregarded in construing this Guaranty.

         22. GOVERNING LAW. This Guaranty shall be governed by, and construed in accordance with, the laws of the State of Colorado, without regard to its choice of law rules.

         23. COSTS AND EXPENSES. If any lawsuit or arbitration is commenced which arises out of, or which relates to this Guaranty, the Loan Documents or the Indebtedness, the prevailing party shall be entitled to recover from each other party such sums as the court or arbitrator may adjudge to be reasonable attorneys' fees (including allocated costs for services of in-house counsel) in the action or proceeding, in addition to costs and expenses otherwise allowed by law. In all other situations, including any Insolvency Proceeding, Guarantor agrees to pay all of the Agent's and each Lender's costs and expenses, including attorneys' fees (including allocated costs for services of the Agent's and each Lender's in-house counsel) which may be incurred in any effort to collect or enforce the Indebtedness or any part of it or any term of this Guaranty.
Without limiting any rights of the Agent or Lenders under the Revolving Credit Agreement or the Bridge Loan Agreement, all amounts of any kind due and payable under this Guaranty (whether for principal, interest, and other costs under the Indebtedness, or for costs, fees, and expenses for which the Guarantors are directly responsible hereunder, or otherwise) shall accrue interest from the time the Agent or the Lenders make demand therefor hereunder until paid in full in cash to such Agent or the Lenders at the Base Rate, as defined in the Revolving Credit Agreement, plus three (3%) percentage points, except to the extent that any such amounts are then accruing interest under the Indebtedness, in which case such Base Rate plus 3% interest rate shall not be applied if the effect would be to compound the interest to which such obligations are subject to under the Indebtedness.

          24. CONSIDERATION. Guarantor acknowledges that it expects to benefit from Lenders' extension of the Facility to Company because of its relationship to Company, because such Facility is essential to the business of the Company and because a portion of the Indebtedness will be available for the Company to pay certain expenses intended to be incurred by Guarantor in connection with the conduct by Guarantor of its business. Guarantor is executing this Guaranty in consideration of these anticipated benefits.

          25. INTEGRATION; MODIFICATIONS. This Guaranty (a) integrates all the terms and conditions mentioned in or incidental to this Guaranty, (b) supersedes all oral negotiations and prior writings with respect to its subject matter, and
(c) is intended by Guarantor, Agent and the and Lenders as the final expression of the agreement with respect to the terms and conditions set forth in this Guaranty and as the complete and exclusive statement of the terms agreed to by Guarantor, Agent and the Lenders. No representation, understanding, promise or condition shall be enforceable against any party hereto unless it is contained in this Guaranty. This Guaranty may not be modified except in a writing signed by both Agent (with the consent of the Requisite Lenders) and Guarantor. No course of prior dealing, usage of trade, parol or extrinsic evidence of any nature shall be used to supplement, modify or vary any of the terms hereof. As between Agent and the Lenders only, nothing contained in this Guaranty shall alter the rights and obligations among Agent and the Lenders set forth in the Credit Agreement.

          26. MISCELLANEOUS. The illegality or unenforceability of one or more provisions of this Guaranty shall not affect any other provision. Time is of the essence in the performance of this Guaranty by Guarantor. The obligations of each Guarantor under this Guaranty shall be joint and several.

Guarantors:
APARTMENT INVESTMENT AND MAN-
AGEMENT COMPANY,
a Maryland corporation

By:. . . . . . . . . . . . . .
     Peter K. Kompaniez
     Vice Chairman

AIMCO-GP, INC.,
a Delaware corporation

By:. . . . . . . . . . . . . .
     Peter K. Kompaniez
     Vice President

AIMCO-LP, INC.,
a Delaware corporation

By:. . . . . . . . . . . . . .
   Peter K. Kompaniez
   Vice President

AIMCO HOLDINGS, LP,
a Delaware limited partnership
By:  AIMCO HOLDINGS QRS, INC.,
     a Delaware corporation,
     General Partner

By: . . . . . . . . . . . . . . .
    Peter K. Kompaniez
    Vice President


AIMCO HOLDINGS QRS, INC.,
a Delaware corporation

By: . . . . . . . . . . . . . . .
    Peter K. Kompaniez
    Vice President

                                        Address Where Notices to Guar-
                                        antors are to be Sent:
AIMCO SOMERSET, INC.,                   1873 South Bellaire Street
a Delaware corporation                  17th Floor
                                        Denver, Colorado  90071
By: . . . . . . . . . . . . . . .
    Peter K. Kompaniez
    Vice President

                                        Address Where Notices to Agent
                                        are to be Sent:
                                        BANK OF AMERICA NATIONAL TRUST
                                         AND SAVINGS ASSOCIATION
AIMCO/OTC QRS, INC.,                    555 South Flower Street, 6th
                                        Floor
a Delaware corporation                  Los Angeles, California  90071
                                        Att'n:  Manager - Unit #1357

By: . . . . . . . . . . . . . . .
    Peter K. Kompaniez                  Addresses Where Notices to the
    Vice President                      Lenders are to be Sent:
                                        Per the Credit Agreement

                                             Equity Interests Security Agreement
                                                       for Bridge Loan Agreement

                                    EXHIBIT E

                     EQUITY INTERESTS SECURITY AGREEMENT(1)
                                  (Bridge Loan)

          THIS EQUITY INTERESTS SECURITY AGREEMENT ("Security Agreement") is made and dated as of this _____ day of _________, 1997, by [AIMCO PROPERTIES, L.P., A DELAWARE LIMITED PARTNERSHIP][APARTMENT INVESTMENT AND MANAGEMENT COMPANY, A MARYLAND CORPORATION][INSERT NAME OF EACH OTHER HOLDER OF STOCK OR OTHER EQUITY INTERESTS IN THE WHOLLY-OWNED SUBSIDIARY, THE STOCK OR OTHER INTERESTS IN WHICH ARE INTENDED TO BE ENCUMBERED HEREBY] ("Debtor"), and Bank of America National Trust and Savings Association, a national banking association, as Agent ("Secured Party") for the banks ("Banks") from time to time party to the Amended and Restated Credit Agreement described below. Capitalized terms used but not defined herein shall have the meanings set forth in the Amended and Restated Credit Agreement.

                                    RECITALS

          A. The Banks have extended credit to or for the benefit of [DEBTOR][AIMCO PROPERTIES, L.P., A DELAWARE LIMITED PARTNERSHIP ("BORROWER")], on the terms and subject to the conditions set forth in the Amended and Restated Credit Agreement (Bridge Loan), dated as of May 5, 1997 (as amended, modified, waived or replaced from time to time, the "Amended and Restated Credit Agreement"). Secured Party is the agent for the Banks.

          B. Pursuant to the Amended and Restated Credit Agreement, Debtor has agreed to pledge and to grant to Secured Party a security interest in and lien upon the Collateral (as defined in Paragraph 2 below) as security for all Obligations, for the ratable benefit of the Banks.

          C. Debtor is the owner of Stock, partnership interests, membership interests or other equity or beneficial interests in [INSERT HERE THE NAME OF THE WHOLLY-OWNED SUBSIDIARY, THE STOCK OR OTHER INTERESTS IN WHICH ARE INTENDED TO BE ENCUMBERED HEREBY], a _____________ [corporation][limited partnership][limited liability company] (the "Wholly-Owned Subsidiary"), consisting of the interests described on SCHEDULE 1 attached hereto.

          NOW, THEREFORE, in consideration of the above Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Debtor hereby agrees as follows:

                                    AGREEMENT

          1. GRANT OF SECURITY INTEREST. Debtor hereby pledges and grants to Secured Party a security interest in the property described in Paragraph 2 below (collectively and severally, the "Collateral") to secure payment and performance of the Obligations.

          2. COLLATERAL. The Collateral shall consist of the following, whether now existing or hereafter arising:

               (a) SECURITIES. All shares of capital stock, partnership interests, membership interests or other equity or beneficial interests in the Wholly-Owned Subsidiary held by Debtor, and all related securities, warrants, options or rights to receive any capital stock, partnership interests, membership interests or other equity or beneficial interests. All of the foregoing are collectively referred to herein as the "Pledged Equity Interests";

               (b) CERTIFICATES. All certificates (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital, or issued in connection with any reorganization), options or rights, whether as an addition to, in substitution of, as evidence of, or in exchange for, any of the Pledged Equity Interests;

               (c) DISTRIBUTIONS, DIVIDENDS, ETC. All rights of Debtor as a shareholder, partner, member or other holder of any equity or beneficial interest in the Wholly-Owned Subsidiary, including, without limitation, all management and voting rights, all rights to distributions, dividends, the payment of money or the distribution of other property from the Wholly-Owned Subsidiary (including, without limitation, all rights to receive profits or surplus of, or other distributions or compensation by way of income, return of capital or any liquidating or other distribution from the Wholly-Owned Subsidiary and whether such distributions or payments are on account of Debtor's interest as a shareholder, partner, member or other holder of any equity or beneficial interest in the Wholly-Owned Subsidiary, as a creditor of the Wholly-Owned Subsidiary, or otherwise), and all rights to any tax allocations, capital and income accounts or other rights to the assets of the Wholly-Owned Subsidiary held by Debtor or accruing to Debtor under the Organizational Documents for the Wholly-Owned Subsidiary or under applicable law. All such rights are collectively referred to as the "Pledged Rights";

               (d) BOOKS AND RECORDS. All present and future books and records relating to the Collateral to the extent Debtor has rights therein, including, without limitation, books of account and ledgers of every kind and nature, all electronically recorded data relating to the Collateral or the business thereof, all receptacles and containers for such records, and all files and correspondence relating thereto; and

               (e) PROCEEDS. All proceeds of the foregoing Collateral. For purposes of this Security Agreement, the term "proceeds" includes whatever is receivable or received when Collateral or proceeds is sold, collected, exchanged or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes, without limitation, all rights to payment, including return premiums, with respect to any insurance relating thereto.

               Nothing contained herein shall be deemed to render Secured Party or any Bank responsible for any liabilities or obligations of Debtor with respect to the Pledged Equity Interests or any other portion of the Collateral.

          3. OBLIGATIONS. The obligations secured by this Security Agreement shall consist of the Obligations as such term is defined in the Amended and Restated Credit Agreement.

          4. REPRESENTATIONS AND WARRANTIES. Debtor hereby represents, warrants and covenants with Secured Party that:

               (a) REGARDING DEBTOR. All representations and warranties of [[DEBTOR] [BORROWER] regarding Debtor as [the REIT] [a Subsidiary] and] regarding the Wholly-Owned Subsidiary (either expressly or as a Wholly-Owned Subsidiary) set forth in the Amended and Restated Credit Agreement are incorporated herein by this reference and are true and correct as if made on the date hereof.

               (b) OWNERSHIP OF COLLATERAL. Debtor is the sole owner of and has good title to the Collateral (or, in the case of after-acquired Collateral, at the time Debtor acquires rights in the Collateral, will be the owner thereof) and is the record and beneficial owner of the Pledged Equity Interests included in the Collateral described on SCHEDULE 1;

               (c) PRIORITY. Except for the security interests in favor of Secured Party hereunder, no Person has (or, in the case of after-acquired Collateral, at the time Debtor acquires rights therein, will have) any right, title, claim or interest (by way of security interest or other lien or charge) in, against or to the Collateral;

               (d) ACCURACY OF INFORMATION. All information heretofore, herein or hereafter supplied to Secured Party by or on behalf of Debtor with respect to the Collateral is or will be true and correct;

               (e) DELIVERY OF DOCUMENTS, ETC. Debtor has delivered to Secured Party (i) true and correct copies of the Organizational Documents for the Wholly-Owned Subsidiary, (ii) all instruments, documents, chattel paper and other items of Collateral in which a security interest is or may be perfected by possession, and (iii) any certificated Pledged Equity Interests together with such additional writings, including, without limitation, assignments and stock powers, with respect thereto as Secured Party shall have requested; and

               (f) PLEDGED SHARES. The Pledged Equity Interests have been validly issued and are fully paid and nonassessable; and there are no outstanding options, warrants or other agreements with respect thereto. The Pledged Equity Interests, together with such interests pledged to Agent concurrently herewith by other affiliates of [BORROWER] [DEBTOR] constitute all of the issued and outstanding shares, partnership interests, membership interests and the equity and beneficial interests in the Wholly-Owned Subsidiary.

               (g) ORGANIZATIONAL DOCUMENTS. The terms of the Organizational Documents for the Wholly-Owned Subsidiary have not been modified or waived in any respect from such documents delivered to Secured Party pursuant to
Section 4(e)(i) above.

               (h) SET-OFF. Neither the Wholly-Owned Subsidiary nor any of the other shareholders, partners, members or other holders of equity or beneficial interests in the Wholly-Owned Subsidiary has any defense, set-off, claim or counterclaim against Debtor which can be asserted against Secured Party, whether in any proceeding to enforce Secured Party's rights in the Collateral or otherwise.

               (i) NO DEFAULT. There is no default by Debtor under the Organizational Documents for the Wholly-Owned Subsidiary nor has any event occurred which, with the passage of time or giving of notice, or both, would constitute a default thereunder.

          5. COVENANTS AND AGREEMENTS OF DEBTOR. In addition to all covenants and agreements of Debtor set forth in any other agreement with Secured Party, which are incorporated herein by this reference, Debtor hereby agrees:

               (a) MAINTENANCE OF COLLATERAL. Debtor agrees to do all acts that may be necessary to maintain, preserve and protect the Collateral.

               (b) USE OF COLLATERAL. Debtor agrees not to use or permit any Collateral to be used unlawfully or in violation of any provision of the Loan Documents, or any applicable statute, regulation or ordinance covering the Collateral.

               (c) TAXES. Debtor agrees to pay all taxes, assessments, charges, encumbrances and liens now or hereafter imposed upon or affecting any Collateral prior to the time the same become delinquent, except for those being contested in good faith by appropriate proceedings and for which the Debtor has provided adequate reserves.

               (d) FINANCING STATEMENTS. Debtor agrees to procure, execute and deliver from time to time any endorsements, assignments, financing statements and other writings reasonably deemed necessary or appropriate by Secured Party to perfect, maintain and protect its security interest hereunder and the priority thereof and to deliver promptly to Secured Party all originals of Collateral or proceeds consisting of chattel paper or instruments.

               (e) ACTIONS. Debtor agrees to appear in and defend any action or proceeding which may affect its title to or Secured Party's interest in the Collateral.

               (f) USE OF PROCEEDS. Debtor agrees, if the Banks give value to enable Debtor to acquire rights in or the use of any Collateral, to use such value for such purpose.

               (g) RECORDS. Debtor agrees to keep separate, accurate and complete records of the Collateral and to provide Secured Party with such records and such other reports and information relating to the Collateral as Secured Party may reasonably request from time to time.

               (h) SALE OR ENCUMBRANCE. Debtor agrees not to surrender or lose possession of (other than to Secured Party), sell, encumber, or otherwise dispose of or transfer any Collateral or right or interest therein and, notwithstanding any provision of the Organizational Documents, to keep the Collateral free of all levies and security interests or other Liens, charges, preferences or priorities, except those approved in writing by Secured Party.

               (i) PROCEEDS. Debtor agrees to account fully for and promptly deliver to Secured Party, in the form received, all proceeds of the Collateral received (except such as Debtor may be entitled to retain pursuant to clause (p) below, endorsed to Secured Party as appropriate, and until so delivered all proceeds shall be held by Debtor in trust for Secured Party, separate from all other property of Debtor and identified as the property of Secured Party.

               (j) LOCATION OF RECORDS. Debtor agrees to keep the records concerning the Collateral at the location set forth in Section 19 below and not to remove the records concerning the Collateral from such location without the prior written consent of Secured Party.

               (k) DISSOLUTION. Debtor agrees not to permit or take any action to dissolve or terminate the Wholly-Owned Subsidiary.

               (l) COMPLIANCE WITH LAWS. To comply with all laws, regulations and ordinances relating to the possession, operation, maintenance and control of the Collateral.

               (m) SAFEKEEPING. That such care as Secured Party gives to the safekeeping of its own property of like kind shall constitute reasonable care of such Collateral when in Secured Party's possession.

               (n) PAYMENT OF SECURED PARTY'S COSTS AND EXPENSES. To reimburse Secured Party upon demand for any reasonable costs and expenses, including, without limitation, reasonable attorneys' fees, Secured Party may incur while exercising any right, power or remedy provided by this Security Agreement or by law, all of which costs and expenses are included in the Obligations secured hereby.

               (o) NOTICE OF CHANGES. To give Secured Party thirty (30) days prior written notice of any change in Debtor's residence or chief place of business or legal name or trade name(s) or style(s) set forth in Section 19 of this Security Agreement.

               (p) DIVIDENDS ON PLEDGED RIGHTS AND PLEDGED EQUITY INTERESTS. To account fully for and promptly deliver to Secured Party, in the form received, any dividend or any other distribution on account of its Pledged Rights and Pledged Equity Interests, if any, whether in cash, securities or property by way of stock-split, spin-off, split-up or reclassification, combination of shares or the like, or in case of any reorganization, consolidation or merger; provided, however, that until any Event of Default shall exist, Debtor shall be entitled to retain any cash dividends legally paid in accordance with the Amended and Restated Credit Agreement on account of pledged rights or Pledged Equity Interests.

               (q) AMENDMENT OF ORGANIZATIONAL DOCUMENTS. Not to amend or permit the amendment of the articles of incorporation, by-laws or other Organizational Documents of the Wholly-Owned Subsidiary and not to take any action, or permit any action to be taken which would dissolve or terminate the Wholly-Owned Subsidiary.

               (r) COMPLIANCE WITH AMENDED AND RESTATED CREDIT AGREEMENT. To cause the Wholly-Owned Subsidiary to comply with all the terms of the Amended and Restated Credit Agreement pursuant to which [BORROWER] [DEBTOR] has agreed to cause the Wholly-Owned Subsidiary, either expressly or as a Wholly-Owned Subsidiary, to take or refrain from taking any action.

          6. AUTHORIZED ACTION BY SECURED PARTY. Debtor hereby agrees that from time to time, without presentment, notice or demand, and without affecting or impairing in any way the rights of Secured Party with respect to the Collateral, the obligations of Debtor hereunder or the Obligations, Secured Party may, but shall not be obligated to and shall incur no liability to Debtor or any third party for failure to take any act which Debtor is obligated by this Security Agreement to do, during the existence of an Event of Default, exercise such rights and powers as Debtor might exercise with respect to the Collateral, and Debtor hereby irrevocably appoints Secured Party as its attorney-in-fact to, during the existence of an Event of Default, exercise such rights and powers, including without limitation: (i) collect by legal proceedings or otherwise and endorse, receive and receipt for all dividends, interest, payments, proceeds and other sums and property now or hereafter payable on or on account of the Collateral; (ii) enter into any extension, reorganization, deposit, merger, consolidation or other agreement pertaining to, or deposit, surrender, accept, hold or apply other property in exchange for the Collateral; (iii) insure, process and preserve the Collateral; (iv) transfer the Collateral to its own or its nominee's name; (v) make any compromise or settlement, and take any action it deems advisable, with respect to the Collateral; and (vi) to notify any account Debtor on any Collateral to make payment directly to Secured Party.

          7. DEFAULT. An "Event of Default" as defined in the Amended and Restated Credit Agreement shall constitute an Event of Default hereunder ("Event of Default").

          8. REMEDIES. Upon the occurrence and during the continuance of any such Event of Default, Secured Party may, at its option, and, except as expressly provided in the Amended and Restated Credit Agreement, without notice to or demand on Debtor and in addition to all rights and remedies available to Secured Party under any other agreement do any one or more of the following:

               (a) GENERAL ENFORCEMENT. Foreclose or otherwise enforce Secured Party's security interest in any manner permitted by law, or provided for in this Security Agreement;

               (b) SALE, ETC. Sell, lease or otherwise dispose of any Collateral at one or more public or private sales at Secured Party's place of business or any other place or places, including, without limitation, any broker's board or securities exchange, whether or not such Collateral is present at the place of sale, for cash or credit or future delivery, on such terms and in such manner as Secured Party may determine;

               (c) COSTS OF REMEDIES. Recover from Debtor all costs and expenses, including, without limitation, reasonable attorneys' fees, incurred or paid by Secured Party in exercising any right, power or remedy provided by this Security Agreement or by law with respect to the Collateral;

               (d) ASSEMBLY OF COLLATERAL. Require Debtor to assemble the Collateral and make it available to Secured Party at a place to be designated by Secured Party;

               (e) TAKE POSSESSION OF COLLATERAL. Enter onto property where Collateral is located and take possession thereof with or without judicial process. Debtor expressly waives any constitutional or other right to a judicial hearing prior to the time Secured Party takes possession of the Collateral upon default as provided herein;

               (f) VOTE OF PLEDGED EQUITY INTERESTS. Vote or consent, and in connection therewith Debtor grants to Secured Party a proxy to vote or to consent, with respect to Pledged Equity Interests or Pledged Rights;

               (g) MANNER OF SALE OF PLEDGED EQUITY INTERESTS. Restrict the prospective bidders or purchasers of Pledged Equity Interests or Pledged Rights in this paragraph to persons or entities who (i) will represent and agree that they are purchasing for their own account, for investment, and not with a view to the distribution or sale of any of the Pledged Equity Interests or Pledged Rights; and (ii) satisfy the offeree and purchaser requirements for a valid private placement transaction under Section 4(2) of the Securities Act of 1933, as amended (the "Act"), and under all applicable Securities and Exchange Commission releases, rules and regulations. Debtor agrees that disposition of any of the Pledged Equity Interests or Pledged Rights, if any, pursuant to any private sale made as provided above may be at prices and on other terms less favorable than if the Pledged Equity Interests or Pledged Rights were sold at public sale, and that Secured Party has no obligation to delay the sale of any Pledged Equity Interests or Pledged Rights for public sale under the Act.
Debtor agrees that a private sale or sales made under the foregoing circumstances shall be deemed to have been made in a commercially reasonable manner. In the event that Secured Party elects to sell the Pledged Equity Interests or Pledged Rights, or part of them, and there is a public market for the Pledged Equity Interests or Pledged Rights, in a public sale, Debtor shall, upon demand by Secured Party, use its best efforts to register and qualify the Pledged Equity Interests and/or Pledged Rights, under the Act and all state Blue Sky or securities laws required by the proposed terms of sale, and all expenses thereof shall be payable by Debtor, including, but not limited to, all costs of (i) registration or qualification of, under the Act or any state Blue Sky or securities laws or pursuant to any applicable rule or regulation issued pursuant thereto, any Pledged Equity Interests or Pledged Rights, and (ii) sale of such Pledged Shares, including, but not limited to, brokers' or underwriters' commissions, fees or discounts, accounting and legal fees, costs of printing and other expenses of transfer and sale. If any consent, approval or authorization of any state, municipal or other governmental department, agency or authority shall be necessary to effectuate any sale or other disposition of Pledged Equity Interests or Pledged Rights, or any part thereof, Debtor will execute such applications and other instruments as may be required in connection with securing any such consent, approval or authorization, and will otherwise use its best efforts to secure the same;

               (h) MANNER OF SALE OF COLLATERAL OTHER THAN PLEDGED EQUITY INTERESTS. Debtor shall be given five (5) business days' prior notice of the time and place of any public sale or of the time after which any private sale or other intended disposition of the Collateral other than Pledged Equity Interests is to be made, which notice Debtor hereby agrees shall be deemed reasonable notice thereof; and

               (i) APPLICATION OF RECEIPTS. Secured Party shall apply all sums received or collected from or on account of the Collateral, including, without limitation, the proceeds of any sale thereof, to the payment of the costs and expenses incurred in preserving and enforcing the rights of Secured Party in effecting a sale of such Collateral (including, without limitation, reasonable attorneys' fees and legal expenses, including fees and expenses of in-house counsel) and to the payment of the Obligations in such order and manner as Secured Party, in its sole discretion, elects.

          9. DELIVERY TO AND RIGHTS OF PURCHASER. Upon any sale or other disposition pursuant to this Security Agreement, Secured Party shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral or portion thereof so sold or disposed of. Each purchaser at any such sale or other disposition (including Secured Party) shall hold the Collateral free from any claim or right of whatever kind, including any equity or right of redemption of Debtor, and Debtor specifically waives (to the extent permitted by law), upon any such sale or disposition pursuant to this Security Agreement, all rights of redemption, stay or appraisal which it has or may have under any rule of law or statute now existing or hereafter adopted.

          10.  COLLECTION OF COLLATERAL PAYMENTS.

               (a) COLLECTION OF PAYMENTS. Debtor shall, at its sole cost and expense, take all reasonable and necessary action to obtain payment, when due and payable, of all sums due or to become due with respect to any Collateral ("Collateral Payments" or a "Collateral Payment"), including, without limitation, the taking of such action with respect thereto as Secured Party may request, or, in the absence of such request, as Debtor may reasonably deem advisable; provided, however, that Debtor shall not, without the prior written consent of Secured Party, grant or agree to any rebate, refund, compromise or extension with respect to any Collateral Payment. Upon the request of Secured Party during the existence of an Event of Default, Debtor will notify and direct any account Debtor who is or might become obligated to make any Collateral Payment, to make payment thereof to Secured Party (or to Debtor in care of Secured Party) at such address as Secured Party may designate. Debtor will reimburse Secured Party promptly upon demand for all out-of-pocket costs and expenses, including reasonable attorneys' fees and litigation expenses, incurred by Secured Party in seeking to collect its Collateral Payment.

               (b)  PAYMENTS IN TRUST.   If an Event of Default shall occur and
be continuing, upon the request of Secured Party, Debtor will, forthwith upon receipt, transmit and deliver to Secured Party, in the form received, all cash, checks, drafts and other instruments for the payment of money (properly endorsed where required so that such items may be collected by Secured Party) which may be received by Debtor at any time as payment on account of any Collateral Payment and if such request shall be made, until delivery to Secured Party, such items will be held in trust for Secured Party and will not be commingled by Debtor with any of its other funds or property. Thereafter, Secured Party is hereby authorized and empowered to endorse the name of Debtor on any check, draft or other instrument for the payment of money received by Secured Party on account of any Collateral Payment if Secured Party believes such endorsement is necessary or desirable for purposes of collection.

               (c) INDEMNIFICATION. Debtor hereby indemnifies and saves harmless Secured Party and its agents, officers and employees from and against all liabilities and reasonable expenses on account of any adverse claim asserted against Secured Party relating to any moneys received by Secured Party on account of any of Debtor's Collateral Payments following the occurrence of an Event of Default, and such obligation of Debtor shall continue in effect after and notwithstanding the discharge of the Obligations and the release of the security interest granted in Paragraph 1 above.

          11. CUMULATIVE RIGHTS. The rights, powers and remedies of Secured Party under this Security Agreement shall be in addition to all rights, powers and remedies given to Secured Party by virtue of any statute or rule of law, the Agreement or any other agreement, all of which rights, powers and remedies shall be cumulative and may be exercised successively or concur-rently without impairing Secured Party's security interest in the Collateral.

          12. WAIVER. Any waiver, forbearance or failure or delay by Secured Party in exercising any right, power or remedy shall not preclude the further exercise thereof, and every right, power or remedy of Secured Party shall continue in full force and effect until such right, power or remedy is specifically waived in a writing executed by Secured Party. Debtor waives any right to require Secured Party to proceed against any person or to exhaust any Collateral or to pursue any remedy in Secured Party's power.

          13. SETOFF. Debtor agrees that Secured Party may exercise its rights of setoff with respect to the Obligations in the same manner as if the Obligations were unsecured.

          14. BINDING UPON SUCCESSORS. All rights of each party hereto shall inure to the benefit of its successors and assigns, and all obligations of each party hereto shall bind its successors and assigns.

          15. ENTIRE AGREEMENT; SEVERABILITY. This Security Agreement contains the entire security agreement between Secured Party and Debtor. If any of the provisions of this Security Agreement shall be held invalid or unenforceable, this Security Agreement shall be construed as if not containing those provisions and the rights and obligations of the parties hereto shall be construed and enforced accordingly.

          16. CHOICE OF LAW. This Security Agreement shall be construed in accordance with and governed by the laws of the State of Colorado, and, where applicable and except as otherwise defined herein, terms used herein shall have the meanings given them in the Uniform Commercial Code of such state. Any disputes or claims relating to this Security Agreement shall be resolved by arbitration in accordance with the terms and conditions set forth in the Amended and Restated Credit Agreement.

          17. AMENDMENT. This Security Agreement may not be amended or modified except by a writing signed by each of the parties hereto.

          18. NOTICES. Communications provided for herein shall be in writing and shall be delivered, mailed, postage prepaid or communicated in accordance with the Amended and Restated Credit Agreement.

          19. ADDRESS; TRADE NAMES; RECORDS. Debtor represents that its chief place of business is ________________________________________, Denver, Colorado,
_____, that "__________________________________________" constitutes the only trade name or style used by Debtor; and that

Debtor's records concerning the Collateral are kept at Debtor's chief place of business listed above.

          20. CAPTIONS. All captions used in this Security Agreement are for convenience only and shall not affect the construction of this Security Agreement.

          21. MODIFICATIONS. No modification or amendment of this Security Agreement shall be effective unless in writing and signed by the parties sought to be charged or bound hereby.

          EXECUTED as of this _____ day of _______________, 1997.

PLEDGOR:

                              ------------------------------------
                              By:. . . . . . . . . . . . . .
                              Name:. . . . . . . . . . . . .
                              Title: . . . . . . . . . . . .

                                     ENDNOTE

(1) In connection with any request to include an apartment project as a "Funded Project" under the Credit Agreement, the form of Equity Interests Security Agreement attached hereto shall be modified prior to execution to conform to comments from Secured Party's local counsel in the jurisdiction in which the Collateral is located (including without limitation applicable and customary provisions for such state with respect to method of foreclosure and other remedies, and governing law), and such further additions or revisions required by Secured Party necessary or appropriate to reflect the Debtor's relationship to the obligations being secured under the Equity Interests Security Agreement, including without limitation, the following provisions:

     Section ____   DEBTOR'S THIRD PARTY WAIVERS.

          (a) RIGHTS OF SECURED PARTY. Debtor authorizes Secured Party or any Bank to perform any or all of the following acts at any time in its sole discretion, all without notice to Debtor, without affecting Debtor's obligations under this Security Agreement or any other Loan Documents and without affecting the Liens and encumbrances against the Collateral in favor of Secured Party:

               (i) Subject to the Credit Agreement, Secured Party or any Bank may alter any terms of the Obligations or any part thereof, including renewing, compromising, extending or accelerating, or otherwise changing the time for payment of, or increasing or decreasing the rate of interest on, the Obligations or any part thereof.

               (ii) Secured Party or any Bank may take and hold security for the Obligations, accept additional or substituted security, and subordinate, exchange, enforce, waive, release, compromise, fail to perfect and sell or otherwise dispose of any such security.

               (iii) Secured Party or any Bank may direct the order and manner of any sale of all or any part of any security now or later to be held for the Obligations, and Secured Party or any Bank may also bid at any such sale.

               (iv) Secured Party or any Bank may apply any payments or recoveries from Company, Debtor or any other source, and any proceeds of any security, to the obligations under the Loan Documents in such manner, order and priority as Secured Party or such Bank may elect.

               (v) Secured Party or any Bank may release Company or any other Person of its liability for the Obligations or any part thereof.

               (vi) Secured Party or any Bank may substitute, add or release any one or more guarantors or endorsers.

               (vii) In addition to the Obligations, Secured Party or any Bank may extend other credit to Company, and may take and hold security for the credit so extended, all without affecting Debtor's liability hereunder or under the other Loan Documents and without affecting the liens and encumbrances against the Collateral hereunder or under the other Loan Documents.

          (b) ABSOLUTE OBLIGATIONS. Debtor expressly agrees that until all Obligations are paid and performed in full and each and every term, covenant and condition of this Security Agreement and each other Loan Document to which Debtor is a party is fully performed, Debtor shall not be released of its obligations, waivers and agreements set forth herein or in any other Loan Document nor shall the validity, enforceability or priority of the liens and encumbrances against the Collateral in favor of Secured Party be affected in any manner by or because of:

               (i) Any act or event which might otherwise discharge, reduce, limit or modify Debtor's obligations hereunder or under the other Loan Documents or the liens and encumbrances against the Collateral in favor of Secured Party;

               (ii) Any waiver, extension, modification, forbearance, delay or other act or omission of Secured Party or any Bank or any failure to proceed promptly or otherwise as against Company, Debtor, or any other Person or any security;

               (iii) Any action, omission or circumstance which might increase the likelihood that Secured Party or any Bank might enforce the rights granted under this Security Agreement or under the other Loan Documents or which might affect the rights or remedies of Debtor as against Company; or

               (iv) Any dealings occurring at any time between Company and Secured Party or any Bank, whether relating to the Obligations or otherwise.

          Debtor hereby expressly waives and surrenders any defense to the performance of the obligations under this Security Agreement and under all other Loan Documents or to the enforcement of the liens and encumbrances against the Collateral in favor of Secured Party based upon any of the foregoing acts, omissions, agreements, waivers or matters described in this subsection. It is the purpose and intent of this Security Agreement that the obligations of Debtor under this Security Agreement and under all other Loan Documents shall be absolute and unconditional under any and all circumstances.

          (c)  DEBTOR'S WAIVERS.  Debtor waives:

               (i) All statutes of limitations as a defense to any action or proceeding brought against Debtor or the Collateral by Secured Party or any Bank, to the fullest extent permitted by law;

               (ii) Any right it may have to require Secured Party or any Bank to proceed against Company or any other Person, proceed against or exhaust any security held from Company or any Person, or pursue any other remedy in Secured Party's or such Bank's power to pursue;

               (iii) Any defense based on any claim that Debtor's obligations exceed or are more burdensome than those of Company;

               (iv) Any defense:  (A) based on any legal disability of Company,
     (B) based on any release, discharge, modification, impairment or limitation of the liability of Company to Secured Party or any Bank from any cause, whether consented to by Secured Party or arising by operation of law, (C) arising out of or able to be asserted as a result of any case, action or proceeding before any court or other Governmental Authority relating to bankruptcy, reorganization, insolvency, liquidation, receivership, dissolution, winding-up or relief of Company or any of its affiliates , or any general assignment for the benefit of creditors, composition, marshalling of assets for creditors or other, similar arrangement in respect of its creditors generally or any substantial portion of its creditors; in each case as undertaken under any U.S. Federal or State law (each of the foregoing described in this clause (C) being referred to herein as an "Insolvency Proceeding"); or (D) arising from any rejection or disaffirmance of the Obligations, or any part thereof, or any security held therefor, in any such Insolvency Proceeding;

               (v) Any defense based on any action taken or omitted by Secured Party or any Bank in any Insolvency Proceeding involving Company, including any election to have Secured Party's or such Bank's claim allowed as being secured, partially secured or unsecured, any extension of credit by Secured Party or any Bank to Company in any Insolvency Proceeding, and the taking and holding by Secured Party or such Bank of any security for any such extension of credit;

               (vi) All presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor, notices of intention to accelerate, notices of acceleration, notices of acceptance of this Security Agreement or any other Loan Document and of the existence, creation, or incurring of new or additional indebtedness, and demands and notices of every kind; and

               (vii) Any defense based on or arising out of any defense that Company or any of its affiliates may have to the payment or performance of the Obligations.

          (d)  WAIVERS OF SUBROGATION AND OTHER RIGHTS.

               (i) Upon any Event of Default, in its sole discretion, without prior notice to or consent of Debtor, Secured Party or any Bank may elect to: (A) foreclose against any Collateral for the Obligations, (B) accept a transfer of any such Collateral for the Obligations in lieu of foreclosure,
     (C) subject to the Credit Agreement, compromise or adjust the Obligations or any part thereof or make any other accommodation with Company or any Person, or (D) exercise any other remedy against Company or any Collateral for the Obligations. No such action by Secured Party or any Bank shall release or limit Secured Party's or the Banks' rights hereunder or under the other Loan Documents, even if the effect of the action is to deprive Debtor of any subrogation rights, rights of indemnity, or other rights to collect reimbursement from Company or any other Person for any sums paid to Secured Party or such Bank, whether contractual or arising by operation of law or otherwise. Debtor expressly agrees that under no circumstances shall it be deemed to have any right, title, interest or claim in or to any real or personal property to be held by Secured Party or any third party after any foreclosure or transfer in lieu of foreclosure of any security for the Obligations.

               (ii) Regardless of whether Debtor may have made any payments to Secured Party, Debtor forever waives: (A) all rights of subrogation, all rights of indemnity, and any other rights to collect reimbursement from Company on account of the Collateral encumbered by this Security Agreement, whether contractual or arising by operation of law (including the United States Bankruptcy Code or any successor or similar statute) or otherwise;
     (B) all rights to enforce any remedy that Secured Party or any Bank may have against Company or any Person granting collateral for the Obligations; and (C) all rights to participate in any Collateral now or later to be hald by Secured Party.

          (e) REVIVAL AND REINSTATEMENT. If Secured Party or any Bank is required to pay, return or restore to Company or any other Person any amounts previously paid under the Loan Documents because of any Insolvency Proceeding of Company, any stop notice or any other reason, the obligations of Debtor shall be reinstated and revived and the rights of Secured Party and such Bank shall continue with regard to such amounts, all as though they had never been paid.

          (f) ELECTION OF REMEDIES. Without limiting the foregoing, Debtor waives all rights and defenses arising out of an election of remedies by the Secured Party or any Bank even though that election of remedies has destroyed the Debtor's rights of subrogation and reimbursement against Company by operation of law or otherwise.

          (g) ADDITIONAL OBLIGATIONS. Debtor's obligations under this Security Agreement are in addition to Debtor's obligations under any other existing or future agreements, each of which shall remain in full force and effect until it is expressly modified or released in a writing signed by Secured Party with any required consent of the Banks. Secured Party may exercise its remedies hereunder, without first proceeding against Company, any other Person or any Collateral that Secured Party may hold, and without pursuing any other remedy. Secured Party's rights under this Security Agreement shall not be exhausted by any action by Secured Party until all Obligations have been paid and performed in full.

          (h) CONSIDERATION. Debtor acknowledges: that it expects to benefit from the Banks' extension of the credit under the Loan Documents to Company because of its relationship to Company; that it is receiving substantial benefits (which are reasonably equivalent consideration for Debtor's execution hereof) from the transaction of which that extension of indebtedness forms a part; and that it is executing this Security Agreement in consideration of those benefits.

(i) RIGHTS OF SECURED PARTY AND BANK. As between Secured Party and the Banks only, nothing contained in this Section __ shall alter the rights and obligations among Secured Party and the Banks set forth in the Credit Agreement.

                                    EXHIBIT F

                       FUNDED PROJECT CLOSING CERTIFICATE
             (PURSUANT TO SECTION 2.14 OF THE BRIDGE LOAN AGREEMENT)


          Reference is made to Section 2.14 of the Amended and Restated Credit Agreement (Bridge Loan), dated as of May 5, 1997 (as the same may be amended, supplemented or modified from time to time, the "Bridge Loan Agreement") among AIMCO Properties, L.P., a Delaware limited partnership ("Company"), the banks from time to time party to the Bridge Loan Agreement (the "Banks"), BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as one of the Banks, and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as Agent (the "Agent") for the Banks. All capitalized terms used but not defined herein having the meanings set forth in the Bridge Loan Agreement. The Company represents, warrants, certifies and covenants in favor of the Agent and the Banks as follows:

          1. All conditions precedent set forth in Section 2.14(c) of the Bridge Loan Agreement with respect to the addition of the properties identified on SCHEDULE 1 attached hereto (the "New Properties") (other than those based solely upon the approval of the Agent, the Requisite Banks or the Banks) have been satisfied with respect to the New Properties.

          2. All financial and operating information delivered to the Agent and the Banks pursuant to Section 2.14(b) of the Bridge Loan Agreement, subject to audit, is complete and correct to the knowledge of the Company and sets forth in detail the calculation of the Revolving Facility Debt Service Coverage-Based Principal Limit under the Amended and Restated Credit Agreement (as defined in the Bridge Loan Agreement) with the addition of the New Properties.

          3. The Company would not be required to prepay any Loan with respect to a New Property, if included as a Funded Project, pursuant to Section 2.14(d) of the Bridge Loan Agreement.

          4. The acquisition costs set forth on SCHEDULE 1 with respect to each of the New Properties are true and correct.

          5. The representations and warranties of the Company and the REIT contained in Article V of the Bridge Loan Agreement and in the other Loan Documents are true and correct as of the date hereof.

          6. No Default or Event of Default exists or would result from the proposed borrowing.

          7. There has occurred since December 31, 1996, no act, omission, change or occurrence which would have a Material Adverse Effect.

          IN WITNESS WHEREOF, the undersigned, being duly authorized, have executed this Certificate on behalf of the Company as of __________, 1997.

                   AIMCO PROPERTIES, L.P.,
                   a Delaware limited partnership

                              By:  AIMCO-GP, INC.
                                   a Delaware corporation, its general partner

                                   By:. . . . . . . . . . . . . . . . . . . . .
                                   Its: . . . . . . . . . . . . . . . . . . . .

                                   By:. . . . . . . . . . . . . . . . . . . . .
                                   Its: . . . . . . . . . . . . . . . . . . . .

                                   SCHEDULE 1
                                       to
                      Certificate of AIMCO Properties, L.P.


                                 FUNDED PROJECT



NAME AND ADDRESS OF NEW PROPERTIES                               PURCHASE PRICE
----------------------------------                               --------------

                                    EXHIBIT G

                             COMPLIANCE CERTIFICATE

                               ____________, 1997

Bank of America National Trust and
  Savings Association, as Agent for
the Banks from time to time party to
the Amended and Restated Credit Agreement

        Re: Amended and Restated Credit Agreement (Bridge Loan), dated as of May 5, 1997 (as amended, modified, supplemented, restated, or renewed from time to time, the "Amended and Restated Credit Agreement"), by and between AIMCO PROPERTIES, L.P., a Delaware limited partnership (the "Company"), the banks from time to time party to the Amended and Restated Credit Agreement (the "Banks), BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, a national banking association, as one of the Banks, and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, a national banking association, as Agent for the Banks ("Agent")

Ladies and Gentlemen:

     Reference is made to the Amended and Restated Credit Agreement. Each initially capitalized term not defined in this Compliance Certificate (including the schedules and other attachments hereto, this "Certificate") shall have the meaning ascribed to such term in the Amended and Restated Credit Agreement.

     Pursuant to Section 6.02(b) of the Amended and Restated Credit Agreement, the undersigned hereby certifies to Agent and each of the Banks that, to the best of the undersigned's knowledge after diligent inquiry:

          (1)REVIEW OF FINANCIAL CONDITION. The undersigned has reviewed the terms of the Amended and Restated Credit Agreement, including, without limitation, the representations and warranties set forth in Article V thereof and the covenants set forth in Article VI and VII thereof, and has made, or caused to be made under his or her supervision, a review in reasonable detail of the transactions and condition of the Company, the REIT, and their respective Subsidiaries during the reporting periods (the "Reporting Periods") covered by the financial statements being delivered concurrently to the Bank pursuant to the Section 6.01 of the Amended and Restated Credit Agreement (the "Financial Statements"). The Financial Statements accurately present the financial position of the Company, the REIT, and their respective Subsidiaries as of the date thereof and for the Reporting Periods covered thereby.

          (2)REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Company, the REIT, and their respective Subsidiaries contained in the Loan Documents, including those contained in Article V of the Agreement, are true and correct in all material respects as of the date hereof and were true and correct at all times during the Reporting Periods;

          (3)COVENANTS. During the Reporting Period, the Company, the REIT, and their respective Subsidiaries observed and performed all of their respective covenants and other agreements under the Loan Documents, and satisfied each of the conditions contained therein to be observed, performed or satisfied by the Company, the REIT, and their respective Subsidiaries;

          (4)NO DEFAULT; EVENT OF DEFAULT. [Except as expressly set forth in attached SCHEDULE 2,] no Default or Event of Default exists as of the date hereof or existed at any time during the Reporting Period. [SCHEDULE 2 sets forth a true, correct and complete description of the nature and period of existence of each Default or Event of Default that exists as of the date hereof or existed at any time during the Reporting Periods and the actions that the Company, the REIT, or their respective Subsidiaries have taken, are taking and propose to take with respect thereto].

     IN WITNESS WHEREOF, this Certificate is executed by the undersigned this ____ day of ____________, 19__.

                                   AIMCO PROPERTIES, L.P., a Delaware limited partnership


                                   By:  AIMCO-GP, Inc.,
                                        a Delaware corporation
                                        Its general partner

                                   By:
                                        ----------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                         ---------------------------------------

                                   By:
                                        ----------------------------------------
                                   Name:
                                        ----------------------------------------
                                   Title:
                                        ----------------------------------------

                                    EXHIBIT H


                       ASSIGNMENT AND ACCEPTANCE AGREEMENT

                             _________________, 1997


          This ASSIGNMENT AND ACCEPTANCE AGREEMENT ("Agreement") is entered into by _______________________________________________________________, as Assignor
("Assignor") and _____________________________________________________ as
Assignee ("Assignee"). Capitalized terms used in this Agreement without definition have the meanings specified in the Revolving Credit Agreement described below.

RECITALS

          A. Assignor is party to the Amended and Restated Credit Agreement dated as of May 5, 1997 (as the same may be amended, modified or supplemented from time to time, the "Revolving Credit Agreement"), among AIMCO PROPERTIES, L.P., a Delaware limited partnership (the "Company"), the Lenders, including BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as one of the Lenders, and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as Agent (the "Agent") for the Lenders;

          B. Pursuant to the Revolving Credit Agreement, Assignor has committed to make loans ("Revolving Loans") to the Company and to participate in Letter of Credit Liability in an aggregate amount not to exceed $__________ ("Assignor's Revolving Commitment") and the Lenders have committed to make loans to the Company and to participate in Letter of Credit Liability, in an aggregate amount not to exceed the current $__________ (the "Aggregate Revolving Commitment" thereunder);

          C. As of the date hereof, Assignor has made Revolving Loans to the Company under the Credit Agreement in the aggregate principal outstanding amount of $___________ ("Assignor's Outstanding Revolving Loans") and has participated in Letter of Credit Liability in the amount of $____________, and the Lenders have made Revolving Loans to the Company under the Revolving Credit Agreement in the aggregate principal outstanding amount of $_________ and have participated in Letter of Credit Liability in the aggregate amount of $____________;

          D. Assignor is party to the Amended and Restated Credit Agreement (Bridge Loan) dated as of May 5, 1997 (as the same may be amended, modified or supple-mented from time to time, the "Bridge Loan Agreement"), among the Company, the Lenders, and the Agent;

          E. Pursuant to the Bridge Loan Agreement, Assignor has committed to make loans ("Bridge Loans") to the Company in an aggregate amount not to exceed $__________, ("Assignor's Bridge Commitment") and the Lenders have committed to make loans to the Company, in an aggregate amount not to exceed $25,000,000 (the "Aggregate Bridge Commitment");

          F. As of the date hereof, Assignor has made Bridge Loans to the Company under the Bridge Loan Agreement in the aggregate principal outstanding amount of $___________ ("Assignor's Outstanding Bridge Loans" and collectively with Assignor's Outstanding Revolving Loans, "Assignor's Outstanding Loans"), the Lenders have made Bridge Loans to the Company under the Bridge Loan Agreement in the aggregate principal outstanding amount of $_________ and the Lenders have made Bridge Loans to the Company under the Bridge Loan Agreement in the aggregate principal outstanding amount of $ ___________; and

          G. Assignor wishes to assign to Assignee [part of] the rights and obligations of Assignor under the Revolving Credit Agreement in respect of Assignor's Revolving Commitment in an amount equal to $____________ and in respect of Assignor's Bridge Commitment in an amount equal to $___________, together with a portion equal to Assignee's Percentage Share (as defined below) of Assignor's Outstanding Loans and the Letter of Credit Liability (the "Assigned Amount") on the terms and subject to the conditions set forth herein and Assignee wishes to accept assignment of such rights and to assume such obligations from Assignor on such terms and subject to such conditions.

          NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, the parties hereto agree as follows:

          1.   ASSIGNMENT AND ACCEPTANCE.

               (a) Subject to the terms and conditions of this Agreement, upon the Effective Date (as hereinafter defined) (i) Assignor hereby sells, transfers and assigns to Assignee, and (ii) Assignee hereby purchases, assumes and undertakes from Assignor, without recourse and without representation or warranty (except as provided in this Agreement), _____________% (the "Assignee's Percentage Share") of (A) Assignor's Revolving Commitment (representing ___________% of the $__________ current Aggregate Revolving Commitment of all Lenders), (B) the existing Letter of Credit Liability, (C) Assignor's Bridge Commitment (representing ____% of the $25,000,000 Aggregate Bridge Commitment of all Lenders), and (D) all related rights, benefits, obligations, liabilities and indemnities of Assignor under and in connection with the Revolving Credit Agreement and the Bridge Loan Agreement.

               (b) With effect on and after the Effective Date (as defined in Section 5), Assignee shall be a party to the Revolving Credit Agreement and the Bridge Loan Agreement and succeed to all of the rights and be obligated to perform all of the obligations of a Lender under the Revolving Credit Agreement and the Bridge Loan Agreement with a Revolving Commitment equal to $__________ and a Bridge Commitment of $_____________. Assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Revolving Credit Agreement and the Bridge Loan Agreement are required to be performed by it as a Lender. It is the intent of the parties hereto that, as of the Effective Date, the Revolving Commitment of Assignor shall be reduced by an amount equal to $____________ and that the Bridge Commitment of Assignor shall be reduced by an amount equal to $____________, and Assignor shall relinquish its rights and be released from its obligations under the Credit Agreement and the Bridge Loan Agreement to the extent such obligations have been assumed by Assignee.

               (c) After giving effect to the assignment and assumption, on the Effective Date, Assignee's Revolving Commitment will be $_____________, its Bridge Commitment will be $____________ and Assignee's Revolving and Bridge Commitment Percentages will each be _____________%.

               (d) After giving effect to the assignment and assumption, on the Effective Date, Assignor's Commitment will be $______________, its Bridge Commitment will be $____________ and Assignor's Revolving and Bridge Commitment Percentages will each be ______________%.

          2.   PAYMENTS.

          As consideration for the sale, assignment and transfer contemplated in
Section 1, Assignee shall pay to Assignor on the Effective Date in immediately available funds an amount equal to $_____________, representing Assignee's Percentage Share of the principal amount of Assignor's Outstanding Loans, and shall assume all Assignee's Revolving Commitment Percentage of all Letter of Credit Liability.

          3.   REALLOCATION OF PAYMENTS.

          Any interest, fees and other payments accrued to the Effective Date with respect to the Assignor's Revolving Commitment and Bridge Loan Commitment and Assignor's Outstanding Loans shall be for the account of Assignor. Any interest, fees and other payments accrued on and after the Effective Date with respect to the Assigned Amount shall be for the account of Assignee. Each of Assignor and Assignee agrees that it will (a) hold in trust for the other party, any interest, fees and other amounts which it may receive to which the other party is entitled, pursuant to the preceding sentences and (b) promptly upon receipt, pay to the other party any such amounts which it may receive.

          4.   INDEPENDENT CREDIT DECISION.

          Assignee (a) acknowledges that it has received a copy of the Revolving Credit Agreement and the Bridge Loan Agreement and the Schedules and Exhibits thereto, together with copies of the most recent financial statements referred to in Section 6.01 of each of the Revolving Credit Agreement and the Bridge Loan Agreement, and such other documents and information as it has deemed appropriate to make its own credit and legal analysis and decision to enter into this Agreement; and (b) agrees that it will, independently and without reliance upon Assignor, any Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit and legal decisions in taking or not taking action under the Revolving Credit Agreement and the Bridge Loan Agreement.

          5.   EFFECTIVE DATE; NOTICES.

               (a) As between Assignor and Assignee, the effective date for this Agreement shall be ___________199__ (the "Effective Date"); PROVIDED that the following conditions precedent have been satisfied on or before the Effective Date:

                    (i) this Agreement shall be executed and delivered by Assignor and Assignee;

                    (ii) Assignee shall pay to Assignor all amounts due to Assignor under this Agreement;

                    (iii) to the extent required under Section 10.08(a) of each of the Revolving Credit Agreement and the Bridge Loan Agreement, the consent of the Agent and the Company shall have been duly obtained (or, in the case of the Company, been deemed obtained) and shall be in full force and effect as of the Effective Date;

                    (iv) Assignee shall have complied with Section 3.01(f) of each of the Revolving Credit Agreement and the Bridge Loan Agreement (if applicable); and

               (b) Promptly following the execution of this Agreement, Assignor shall deliver to the Company and the Agent for acknowledgment by the Agent, a Notice of Assignment in the form of attached SCHEDULE 1.

          6.   AGENT.

               (a) Assignee hereby acknowledges such powers delegated to the Agent pursuant to the terms of the Credit Agreement and the Bridge Loan Agreement.

               (b) Assignee shall assume no duties or obligations held by the Agent under the Revolving Credit Agreement or the Bridge Loan Agreement.

          7.   WITHHOLDING TAX.

          Assignee agrees to comply with Section 3.01(f) of each of the Revolving Credit Agreement and the Bridge Loan Agreement (if applicable).

          8.   REPRESENTATIONS AND WARRANTIES.

               (a) Assignor represents and warrants that (i) it is duly organized and existing and it has the full power and authority to take, and has taken, all action necessary to execute and deliver this Agreement and any other documents required or permitted to be executed or delivered by it in connection with this Agreement and to fulfill its obligations hereunder; (ii) no notices to, or consents, authorizations or approvals of, any Person are required (other than any already given or obtained) for its due execution, delivery and performance of this Agreement, and apart from any agreements or undertakings or filings required by the Revolving Credit Agreement and the Bridge Loan Agreement, no further action by, or notice to, or filing with, any Person is required of it for such execution, delivery or performance; (iii) this Agreement has been duly executed and delivered by it and constitutes the legal, valid and binding obligation of Assignor, enforceable against Assignor in accordance with the terms hereof, subject, as to enforcement, to bankruptcy, insolvency, moratorium, reorganization and other laws of general application relating to or affecting creditors' rights and to general equitable principles; and (iv) it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any Lien or other adverse claim;

               (b) Assignor makes no representation or warranty in connection with, and assumes no responsibility with respect to:

          (i) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Revolving Credit Agreement, the Bridge Loan Agreement, any other Loan Document (as defined in both the Revolving Credit Agreement and the Bridge Loan Agreement), or any other instrument or document furnished in connection therewith;

          (ii) any statements, warranties or representations made in or in connection with the Revolving Credit Agreement, the Bridge Loan Agreement, any other Loan Document, or any other instrument or document furnished in connection therewith; or

          (iii) the solvency, financial condition or financial statements of the Company, or the performance or observance by the Company, of any of its respective obligations under the Revolving Credit Agreement, the Bridge Loan Agreement, any other Loan Document, or any other instrument or document furnished in connection therewith.

               (c) Assignee represents and warrants that (i) it is duly organized and existing and it has full power and authority to take, and has taken, all action necessary to execute and deliver this Agreement and any other documents required or permitted to be executed or delivered by it in connection with this Agreement, and to fulfill its obligations hereunder; (ii) no notices to, or consents, authorizations or approvals of, any Person are required (other than any already given or obtained) for its due execution, delivery and performance of this Agreement; and apart from any agreements or undertakings or filings required by the Revolving Credit Agreement or the Bridge Loan Agreement, no further action by, or notice to, or filing with, any Person is required of it for such execution, delivery or performance; (iii) this Agreement has been duly executed and delivered by it and constitutes the legal, valid and binding obligation of Assignee, enforceable against Assignee in accordance with the terms hereof, subject, as to enforcement, to bankruptcy, insolvency, moratorium, reorganization and other laws of general application relating to or affecting creditors' rights and to general equitable principles; and (iv) it is an Eligible Assignee.

          9.   FURTHER ASSURANCES.

          Assignor and Assignee each hereby agrees to execute and deliver such other instruments, and take such other action, as either party may reasonably request in connection with the transactions contemplated by this Agreement, including the delivery of any notices or other documents or instruments to the Company or the Agent, which may be required in connection with the assignment and assumption contemplated hereby.

          10.  MISCELLANEOUS.

               (a) Any amendment or waiver of any provision of this Agreement shall be in writing and signed by the parties hereto. No failure or delay by either party hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof and any waiver of any breach of the provisions of this Agreement shall be without prejudice to any rights with respect to any other or further breach thereof.

               (b) All payments made hereunder shall be made without any set-off or counterclaim.

               (c) Assignor and Assignee shall each pay its own costs and expenses incurred in connection with the negotiation, preparation, execution and performance of this Agreement.

               (d) This Agreement may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

               (e) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ______________. PROVIDED HOWEVER THAT THE AGENT AND THE LENDERS SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

          IN WITNESS WHEREOF, Assignor and Assignee have caused this Assignment and Acceptance Agreement to be executed and delivered by their duly authorized officers as of the date first above written.


                                                          , Assignor
                      ------------------------------------

                              By:
                                 ---------------------------------------
                              Name
                                   -------------------------------------
                              Title:
                                   -------------------------------------
                              Address:



                                                              , Assignee
                      ----------------------------------------


                              By:
                                 ---------------------------------------
                              Name
                                   -------------------------------------
                              Title:
                                    ------------------------------------
                                Address:

                                                                      SCHEDULE 1
                                                    to Assignment and Acceptance


NOTICE OF ASSIGNMENT AND ACCEPTANCE

                             ________________, 199__


Bank of America National Trust and
Savings Association, as Agent
CRESG #1357
555 South Flower Street, 6th Floor
Los Angeles, California  90071
Attention:  Unit Manager

AIMCO Properties, L.P.,
a Delaware limited partnership
1873 South Bellaire Street, 17th Floor
Denver, Colorado 80222
Attention:  Peter Kompaniez, Vice Chairman

          Re: Amended and Restated Credit Agreement, dated as of ___________1997 (as the same may be amended, modified or supplemented from time to time, the "Revolving Credit Agreement"), and Amended and Restated Credit Agreement (Bridge Loan), dated as of ________, 1996 (as the same may be amended, modified or supplemented from time to time, the "Bridge Loan Agreement"), among AIMCO PROPERTIES, L.P., a Delaware limited partnership (the "Company"), the lenders from time to time party to the Credit Agreement (the "Lenders"), BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as one of the Lenders, and BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as Agent (the "Agent") for the Lenders.

Ladies and Gentlemen:

          Reference is made to the Revolving Credit Agreement and Bridge Loan Agreement. Capitalized terms used in this Notice of Assignment and Acceptance without definition have the meanings specified in the Revolving Credit Agreement.

          1. We hereby give notice to the Company and to the Agent of the assignment by _____________________ ("Assignor") ______________________
("Assignee") of __________% of the right, title and interest of Assignor in and to the Revolving Credit Agreement and the Bridge Loan Agreement, including, without limitation, the right, title and interest of Assignor in and to:

               (A) Assignor's Commitment under and as such term is defined in the Revolving Credit Agreement (the "Revolving Commitment") (representing ___________% of the $__________ current Aggregate Revolving Commitment of all Lenders),

               (B) Assignor's Commitment Percentage of the outstanding loans under the Revolving Credit Agreement (representing an amount equal to $____________ as of the Effective Date), (C) the existing Letter of Credit Liability,

               (C) Assignor's Commitment under and as such term is defined in the Bridge Loan Agreement (the "Bridge Commitment") (representing ____% of the $25,000,000 Aggregate Bridge Commitment of all Lenders),

               (D) Assignor's Commitment Percentage (as such term is defined in the Bridge Loan Agreement) of the outstanding loans under the Bridge Loan Agreement (representing an amount equal to $____________ as of the Effective
Date), and

               (E) all related rights, benefits, obligations, liabilities and indemnities of Assignor under and in connection with the Revolving Credit Agreement and the Bridge Loan Agreement.

          Before giving effect to the assignment and assumption, on the Effective Date, Assignor's Revolving Commitment was $______________, its Bridge Commitment was $____________ and Assignor's Revolving and Bridge Commitment Percentages were each ______________%. After giving effect to the assignment and assumption, on the Effective Date, Assignor's Commitment will be $______________, its Bridge Commitment will be $____________ and Assignor's Revolving and Bridge Commitment Percentages will each be ______________%. After giving effect to the assignment and assumption, on the Effective Date, Assignee's Revolving Commitment will be $_____________, its Bridge Commitment will be $____________ and Assignee's Revolving and Bridge Commitment Percentages will each be _____________%.

          2. Assignee agrees that, upon receiving the consent of the Agent and the Company to such assignment, Assignee will be bound by the terms of the Revolving Credit Agreement and the Bridge Loan Agreement as fully and to the same extent as if Assignee were the Lender originally holding the interest so assigned to it under the Revolving Credit Agreement and the Bridge Loan Agreement.

          3.   The following administrative details apply to Assignee:

          (A)  Notice Address:

               Assignee name:
               Address:


               Att'n:
               Telephone:
               Telecopier:

          (B)  Payment Instructions:

               ABA No.
               Account No.
               At:

               Reference:
               Att'n:

          IN WITNESS WHEREOF, Assignor and Assignee have caused this Notice of Assignment and Acceptance to be executed by their respective duly authorized officials, officers or agents as of the date first above mentioned.

                       Very truly yours,
                       [Assignor]


                       By: . . . . . . . . . . .
                       Title:. . . . . . . . . .

                       [Assignee]


                       By: . . . . . . . . . . .
                       Title:. . . . . . . . . .



ACKNOWLEDGED AND ASSIGNMENT
CONSENTED TO:



BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as Agent


By:  . . . . . . . . . .
Title: . . . . . . . . .


[Add Company's Signature Block if Company's Consent is required]


AIMCO PROPERTIES, L.P., a Delaware  limited partnership


By:  Aimco - GP, Inc., a Delaware corporation
     Its General Partner



By:  . . . . . . . . . .
Title: . . . . . . . . .